                                                                 Exhibit (17)(b)

ARMADA FUNDS PROSPECTUS
A, B AND C SHARES (RETAIL)

[PHOTO]

DECEMBER 10, 1999

[logo etc.]

The Securities and Exchange Commission has not approved any Fund shares or determined whether this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

Investment Adviser
NATIONAL CITY INVESTMENT
MANAGEMENT COMPANY


Investment Sub-Adviser
NATIONAL ASSET MANAGEMENT
CORPORATION

(ARMADA CORE EQUITY FUND AND
ARMADA TOTAL RETURN ADVANTAGE FUND)




HOW TO READ THIS PROSPECTUS
The Armada Funds (the Trust) is a mutual fund family that offers different classes of shares in separate investment portfolios
(Funds). The Funds have individual
investment goals and strategies. This
prospectus gives you important infor-
mation that you should know about the
Class A, Class B and Class C Shares of the
Funds before investing. Please read this prospectus and keep it for future reference.


This prospectus has been arranged into different sections so that you can easily review this important information. The Funds are ordered according to volatility within their respective asset class at the time of the printing of this prospectus. On the next page, there is some general information you should know about the Funds. For more detailed information about each Fund, please see:

ARMADA INTERNATIONAL EQUITY FUND ........................................    2
ARMADA SMALL CAP VALUE FUND .............................................    5
ARMADA SMALL CAP GROWTH FUND ............................................    8
ARMADA EQUITY GROWTH FUND ...............................................   11
ARMADA TAX MANAGED EQUITY FUND ..........................................   14
ARMADA CORE EQUITY FUND .................................................   17
ARMADA EQUITY INDEX FUND ................................................   20
ARMADA EQUITY INCOME FUND................................................   22
ARMADA BALANCED ALLOCATION FUND..........................................   25
ARMADA TOTAL RETURN
  ADVANTAGE FUND ........................................................   27
ARMADA BOND FUND ........................................................   30
ARMADA INTERMEDIATE BOND FUND ...........................................   33
ARMADA GNMA FUND ........................................................   36
ARMADA ENHANCED INCOME FUND .............................................   39
ARMADA OHIO TAX EXEMPT BOND FUND ........................................   42
ARMADA PENNSYLVANIA MUNICIPAL BOND FUND .................................   45
ARMADA NATIONAL TAX EXEMPT BOND FUND ....................................   48
ARMADA OHIO MUNICIPAL MONEY MARKET FUND .................................   51
ARMADA PENNSYLVANIA TAX EXEMPT
  MONEY MARKET FUND .....................................................   53
ARMADA TAX EXEMPT MONEY MARKET FUND .....................................   55
ARMADA MONEY MARKET FUND ................................................   58
ARMADA GOVERNMENT
  MONEY MARKET FUND .....................................................   61
ARMADA TREASURY MONEY MARKET FUND .......................................   63
ARMADA MID CAP GROWTH FUND ..............................................   65
ARMADA LARGE CAP ULTRA FUND..............................................   67
ARMADA U.S. GOVERNMENT INCOME FUND ......................................   69
ARMADA MICHIGAN MUNICIPAL BOND FUND .....................................   71
ARMADA TREASURY PLUS MONEY MARKET FUND ..................................   73
MORE INFORMATION ABOUT RISK .............................................   76
EACH FUND'S OTHER INVESTMENTS ...........................................   80
THE INVESTMENT ADVISER, SUB-ADVISER
  AND INVESTMENT TEAM ...................................................   80
PURCHASING, SELLING AND EXCHANGING FUND SHARES ..........................   82
DIVIDENDS AND TAXES .....................................................   89
FINANCIAL HIGHLIGHTS ....................................................   92

INTRODUCTION

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Fund performance is measured against an index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Class A, Class B and Class C Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

    Class A Shares

     - Front-end sales charge
     - 12b-1 fees
     - $500 minimum initial investment

    Class B Shares

     - Contingent deferred sales charge
     - Higher 12b-1 fees
     - $500 minimum initial investment

    Class C Shares

     - Contingent deferred sales charge
     - Higher 12b-1 fees
     - $500 minimum initial investment

RISK/RETURN SUMMARY

Each Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

Although a money market fund seeks to keep a constant price per share of $1.00, there is no guarantee that a money market fund will achieve this goal and it is possible that you may lose money by investing in the fund.

The value of your investment in a Fund (other than a money market fund) is based primarily on the market value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY FUNDS

ARMADA INTERNATIONAL EQUITY FUND
================================================================================

FUND SUMMARY


INVESTMENT GOAL
Capital appreciation

INVESTMENT FOCUS
Equity securities of foreign issuers


SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
High

PRINCIPAL INVESTMENT STRATEGY
Investing in equity securities of issuers located in at least three foreign countries


INVESTOR PROFILE
Investors seeking capital appreciation,
who are willing to accept the risks of
foreign investing

PRINCIPAL INVESTMENT STRATEGIES

The Armada International Equity Fund's investment objective is to provide capital appreciation by investing in a portfolio of equity securities of foreign issuers. Equity securities of foreign issuers includes common stock, preferred stock and convertible bonds, of companies headquartered outside the United States. The investment objective may be changed without a shareholder vote.
The Fund will normally invest at least 80% of its total assets in the equity securities of foreign issuers. The Fund focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East (World EAFE) Index. The World EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The Adviser makes judgements about the attractiveness of countries based upon a collection of criteria. The relative valuation, growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgements. The percentage of the Fund in each country is determined by its relative attractiveness and weight in the World EAFE Index. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country. Within foreign markets, the Adviser buys and sells securities based on its analysis of competitive position and valuation. The Adviser sells securities whose competitive position is deteriorating or whose valuation is unattractive relative to industry peers. Likewise, companies with strong and durable competitive advantages and attractive valuation are considered for purchase.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and will lower Fund performance.

PRINCIPAL RISKS OF INVESTING

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Companies making up the World EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

The Fund is also subject to the risk that its market segment, international equity securities, may underperform other equity market segments or the equity market as a whole. For additional information about risks, see "More Information About Risk."

2 PROSPECTUS

EQUITY FUNDS

================================================================================

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

There is no performance information for Class B or Class C Shares because neither has completed a full calendar year of operations.

The performance of Class A, Class B and Class C Shares will differ due to differences in expenses.

The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                             1998
 Calendar Year Total Return  19.53%


       Best Quarter     20.04%   (12/31/98)
       Worst Quarter   -15.62%    (9/30/98)

The Fund's performance from January 1, 1999 to September 30, 1999 was 10.05%.

This table compares the Fund's average annual total returns for the periods ended December 31, 1998 to those of the Morgan Stanley World EAFE Index.

--------------------------------------------------------------------------------
CLASS A SHARES          1 YEAR     SINCE INCEPTION
--------------------------------------------------------------------------------

Armada International
Equity Fund               12.95%         3.45%(1)
--------------------------------------------------------------------------------
Morgan Stanley
(World EAFE) Index(2)     20.00%        12.35%(3)
--------------------------------------------------------------------------------

(1) Since August 1, 1997.

(2) The Morgan Stanley Capital International Europe, Australasia and Far East (World EAFE) Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions.

(3) Since August 31, 1997.


FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                              CLASS A  CLASS B    CLASS C
        Maximum Sales Charge (Load)
        Imposed on Purchases (as a
        percentage of offering price)(1)        5.50%   None      None
--------------------------------------------------------------------------------
        Maximum Deferred Sales
        Charge (Load) (as a percentage
        of net asset value)                     None    5.00%(2)  1.00%(3)
--------------------------------------------------------------------------------
        Maximum Sales Charge (Load)
        Imposed on Reinvested Dividends
        and other Distributions (as a
        percentage of offering price)           None    None      None
--------------------------------------------------------------------------------
        Redemption Fee (as a percentage
        of amount redeemed, if applicable)      None    None      None
--------------------------------------------------------------------------------
        Exchange Fee                            None    None      None
--------------------------------------------------------------------------------


       ANNUAL FUND OPERATING EXPENSES
       (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                              CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
        Investment Advisory Fees               1.15%    1.15%     1.15%
--------------------------------------------------------------------------------
        Distribution and Service
        (12b-1) Fees                           0.10%    0.75%     0.75%
--------------------------------------------------------------------------------
        Other Expenses                         0.48%    0.48%     0.48%
--------------------------------------------------------------------------------
        Total Annual Fund
        Operating Expenses                     1.73%(4) 2.38%     2.38%
--------------------------------------------------------------------------------

(1)This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."

(2)This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Selling Fund Shares."

(3)A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to 18 months from the date of purchase.

(4)The Fund's total actual annual operating expenses for Class A Shares for the most recent fiscal year were less than the amounts shown above because the Distributor waived a portion of the fees in order to keep total operating expenses for Class A Shares at a specified level. With these fee waivers, the Fund's actual total operating expenses for Class A Shares were 1.67%. The Distributor expects to continue these waivers so that total operating expenses for the current fiscal year will be 1.67%, however, the Distributor may discontinue all or part of these waivers at any time.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team" and "Distribution of Fund Shares."


3 PROSPECTUS

EQUITY FUNDS

================================================================================

--------------------------------------------------------------------------------
 EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing
$10,000 in the Fund would be:

If you sell your shares at the end of the period:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A Shares    $716    $1,065   $1,437   $2,479
Class B Shares    $741    $1,142   $1,470   $2,552
Class C Shares    $341      $742   $1,270   $2,716

If you do not sell your shares at the end of the period:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B Shares    $241      $742   $1,270   $2,552
Class C Shares    $241      $742   $1,270   $2,716




4 PROSPECTUS

EQUITY FUNDS
ARMADA SMALL CAP VALUE FUND
================================================================================

FUND SUMMARY


INVESTMENT GOAL
Capital appreciation

INVESTMENT FOCUS
Small cap equity securities


SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
High

PRINCIPAL INVESTMENT STRATEGY
Investing in value-oriented equity
securities of smaller issuers


INVESTOR PROFILE
Investors seeking capital appreciation,
who are willing to accept the risk of
share price volatility that may
accompany small cap investing


PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote. The Fund will normally invest at least 80% of its total assets in the common stocks of small capitalization companies. The Fund may invest up to 20% of its total assets at the time of purchase in foreign equity securities. In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser generally seeks to invest in equity securities based upon price/earnings, price/book and price/cash flow ratios which are lower than the market averages. The Adviser generally sells securities based upon price/earnings, price/book and price/cash flow ratios which rise above market averages or when a company no longer has a small capitalization.

The Fund considers a small capitalization or "small cap" company to be one that has a comparable market capitalization to the companies in the Russell 2000 Value Index. The Russell 2000 Value Index is an unmanaged index comprised of securities in the Russell 2000 Index which have less than average growth orientation. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may increase transaction costs and capital gains tax liabilities, and will lower Fund performance.


PRINCIPAL RISKS OF INVESTING

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

The Fund is also subject to the risk that its market segment, small cap equity securities, may underperform other equity market segments or the equity market as a whole. For additional information about risks, see "More Information About Risk."


5 PROSPECTUS

EQUITY FUNDS

================================================================================

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

There is no performance information for Class B or Class C Shares because neither has completed a full calendar year of operations.

The performance of Class A, Class B and Class C Shares will differ due to differences in expenses.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                                 1995      1996      1997     1998

CALENDAR YEAR TOTAL RETURN      18.41%     22.32%    32.05%   -7.64%

       Best Quarter     17.65%   (12/31/98)
       Worst Quarter   -17.92%   (9/30/98)

The Fund's performance from January 1, 1999 to
September 30, 1999 was 1.25%.

This table compares the Fund's average annual total returns for the periods ended December 31, 1998 to those of the Russell 2000 Value Index.


--------------------------------------------------------------------------------
CLASS A SHARES           1 YEAR     SINCE INCEPTION

Armada Small Cap
Value Fund               -12.74%        13.53%(1)
--------------------------------------------------------------------------------
Russell 2000
Value Index (2)           -2.55%        13.71%(3)
--------------------------------------------------------------------------------

(1) Since August 15, 1994.

(2) The Russell 2000 Value Index is comprised of securities in the Russell 2000 Index with a less than average growth orientation. Companies in the Russell 2000 Value Index generally have low price to book and price-earnings ratios.

(3) Since August 31, 1994.

FUND FEES AND EXPENSES

    This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
    SHAREHOLDER FEES
--------------------------------------------------------------------------------
      (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                      CLASS A CLASS B CLASS C
    Maximum Sales Charge (Load)
    Imposed on Purchases (as a
    percentage of offering price)(1)                  5.50%   None      None
--------------------------------------------------------------------------------
    Maximum Deferred Sales
    Charge (Load) (as a percentage
    of net asset value)                               None    5.00%(2)  1.00%(3)
--------------------------------------------------------------------------------
    Maximum Sales Charge (Load)
    Imposed on Reinvested Dividends
    and other Distributions (as a
    percentage of offering price)                     None    None      None
--------------------------------------------------------------------------------
    Redemption Fee (as a percentage
    of amount redeemed, if applicable)                None    None      None
--------------------------------------------------------------------------------
    Exchange Fee                                      None    None      None
--------------------------------------------------------------------------------

    ANNUAL FUND OPERATING EXPENSES
      (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                                                      CLASS A   CLASS B  CLASS C
--------------------------------------------------------------------------------
    Investment Advisory Fees                          1.00%      1.00%    1.00%
--------------------------------------------------------------------------------
    Distribution and Service
    (12b-1) Fees                                      0.10%      0.75%    0.75%
--------------------------------------------------------------------------------
    Other Expenses                                    0.40%      0.40%    0.40%
--------------------------------------------------------------------------------
    Total Annual Fund
    Operating Expenses                                1.50%(4)   2.15%    2.15%
--------------------------------------------------------------------------------


(1) This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."

(2) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Selling Fund Shares."

(3) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.

(4) The Fund's total actual annual operating expenses for Class A Shares for the most recent fiscal year were less than the amounts shown above because the Distributor waived a portion of the fees in order to keep total operating expenses for Class A Shares at a specified level. With these fee waivers, the Fund's actual total operating expenses for Class A Shares were 1.44%. The Distributor expects to continue these waivers so that total operating expenses for the current fiscal year will be 1.44%, however, the Distributor may discontinue all or part of these waivers at any time.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team" and "Distribution of Fund Shares."


6 PROSPECTUS

EQUITY FUNDS

================================================================================

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                   1 YEAR 3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class A Shares     $694    $  998   $1,323   $2,242
Class B Shares     $718    $1,073   $1,354   $2,315
Class C Shares     $318    $  673   $1,154   $2,483

If you do not sell your shares at the end of the period:

                 1 YEAR  3 YEARS   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class B Shares    $218    $673     $1,154   $2,315
Class C Shares    $218    $673     $1,154   $2,483

7 PROSPECTUS

EQUITY FUNDS

ARMADA SMALL CAP GROWTH FUND
================================================================================

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

INVESTMENT FOCUS
Small cap equity securities

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
High

PRINCIPAL INVESTMENT STRATEGY
Investing in growth-oriented equity
securities of smaller issuers

INVESTOR PROFILE
Investors seeking capital appreciation,
who are willing to accept the risk of
share price volatility that may
accompany small cap investing

PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote. The Fund normally invests at least 80% of its total assets in the common stocks of companies with small stock market capitalizations. The Fund may invest up to 20% of its total assets at the time of purchase in foreign equity securities. The Adviser seeks to invest in small capitalization companies with strong growth in revenue, earnings and cash flow. Purchase decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects.

The Fund considers a small capitalization or "small cap" company to be one that has a comparable market capitalization to the companies in the Russell 2000 Growth Index. The Russell 2000 Growth Index is an unmanaged index comprised of securities in the Russell 2000 Index with a greater than average growth orientation. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and will lower Fund performance.

PRINCIPAL RISKS OF INVESTING

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies may. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

The Fund is also subject to the risk that its market segment, small cap equity securities, may underperform other equity market segments or the equity market as a whole. For additional information about risks, see "More Information About Risk."

8 PROSPECTUS

EQUITY FUNDS

================================================================================

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

There is no performance information for Class B or Class C Shares because neither has completed a full calendar year of operations.

The performance of Class A, Class B and Class C Shares will differ due to differences in expenses.

The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                              1998

CALENDAR YEAR TOTAL RETURN   7.28%

       Best Quarter     22.67%   (12/31/98)
       Worst Quarter   -21.18%    (9/30/98)


The Fund's performance from January 1, 1999 to September 30, 1999 was -0.35%.

This table compares the Fund's average annual total returns for the periods ended December 31, 1998 to those of the Russell 2000 Growth Index.

--------------------------------------------------------------------------------
CLASS A SHARES        1 YEAR     SINCE INCEPTION
--------------------------------------------------------------------------------
Armada Small Cap
Growth Fund            1.39%         6.03%(1)
--------------------------------------------------------------------------------
Russell 2000
Growth Index(2)       -2.55%         0.81%(3)
--------------------------------------------------------------------------------

(1)Since August 1, 1997.

(2)The Russell 2000 Growth Index is comprised of securities in the Russell 2000 Stock Index with a greater than average growth orientation.

(3)Since August 31, 1997.


FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                             CLASS A  CLASS B  CLASS C
--------------------------------------------------------------------------------
   Maximum Sales Charge (Load)
   Imposed on Purchases (as a
   percentage of offering price)(1)           5.50%    None     None
--------------------------------------------------------------------------------
   Maximum Deferred Sales
   Charge (Load) (as a percentage
   of net asset value)                        None    5.00%(2)  1.00%(3)
--------------------------------------------------------------------------------
   Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends
   and other Distributions (as a
   percentage of offering price)              None    None      None
--------------------------------------------------------------------------------
   Redemption Fee (as a percentage
   of amount redeemed, if applicable)         None    None      None
--------------------------------------------------------------------------------
   Exchange Fee                               None    None      None
--------------------------------------------------------------------------------

   ANNUAL FUND OPERATING EXPENSES
    (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                             CLASS A  CLASS B   CLASS C
--------------------------------------------------------------------------------
   Investment Advisory Fees                   1.00%    1.00%     1.00%
--------------------------------------------------------------------------------
   Distribution and Service
   (12b-1) Fees                               0.10%    0.75%     0.75%
--------------------------------------------------------------------------------
   Other Expenses                             0.42%    0.42%     0.42%
--------------------------------------------------------------------------------
   Total Annual Fund
   Operating Expenses                         1.52%(4) 2.17%     2.17%
--------------------------------------------------------------------------------


(1) This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."

(2) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Selling Fund Shares."

(3) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.

(4) The Fund's total actual annual operating expenses for Class A Shares for the most recent fiscal year were less than the amounts shown above because the Distributor waived a portion of the fees in order to keep total operating expenses for Class A Shares at a specified level. With these fee waivers, the Fund's actual total operating expenses for Class A Shares were 1.46%. The Distributor expects to continue these waivers so that total operating expenses for the current fiscal year will be 1.46%, however, the Distributor may discontinue all or part of these waivers at any time.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team" and "Distribution of Fund Shares."

9 PROSPECTUS

EQUITY FUNDS

================================================================================

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A Shares    $696    $1,004    $1,333     $2,263
Class B Shares    $720    $1,079    $1,364     $2,336
Class C Shares    $320    $679      $1,164     $2,503

If you do not sell your shares at the end of the period:

                1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B Shares    $220    $679     $1,164   $2,336
Class C Shares    $220    $679     $1,164   $2,503

10 PROSPECTUS

EQUITY FUNDS

ARMADA EQUITY GROWTH FUND
================================================================================

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

INVESTMENT FOCUS
Large cap equity securities


SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
High

PRINCIPAL INVESTMENT STRATEGY
Investing in growth-oriented common
stocks of larger issuers

INVESTOR PROFILE
Investors seeking capital appreciation
and who are willing to accept the risk
of investing in equity securities



PRINCIPAL INVESTMENT STRATEGIES

The Armada Equity Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without shareholder vote. The Fund will normally invest at least 80% of its total assets in a diversified portfolio of common stocks and securities convertible into common stocks of companies with large stock market capitalization. The Fund may invest up to 20% of its total assets at the time of purchase in foreign equity securities. In buying and selling securities for the Fund, the Adviser considers factors such as historical and projected earnings growth, earnings quality and liquidity. The Fund generally purchases common stocks that are listed on a national securities exchange or unlisted securities with an established over-the-counter market.

The Fund considers a large capitalization or "large cap" company to be one that has a comparable market capitalization to the companies in the S&P500 Composite Index. The S&P500 Composite Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and will lower Fund performance.


PRINCIPAL RISKS OF INVESTING


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

The Fund is also subject to the risk that its market segment, large cap equity securities, may underperform other equity market segments or the equity market as a whole. For additional information about risks, see "More Information About Risk."

11 PROSPECTUS

EQUITY FUNDS

================================================================================
PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

There is no performance information for Class B or Class C Shares because neither has completed a full calendar year of operations.

The performance of Class A, Class B and Class C Shares will differ due to differences in expenses.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                             1992   1993   1994   1995   1996   1997   1998
CALENDAR YEAR TOTAL RETURN   6.05% -0.47%  -0.94% 28.51% 19.98% 36.34% 28.74%



       Best Quarter     22.85%   (12/31/98)
       Worst Quarter    -9.00%    (9/30/98)

The Fund's performance from January 1, 1999 to September 30, 1999 was 3.89%.

This table compares the Fund's average annual total returns for the periods ended December 31, 1998 to those of the S&P 500 Composite Index.

--------------------------------------------------------------------------------
CLASS A SHARES        1 YEAR   5 YEARS   SINCE INCEPTION
--------------------------------------------------------------------------------
Armada Equity
Growth Fund           21.66%   20.43%      15.61%(1)
--------------------------------------------------------------------------------
S&P500
Composite Index(2)    28.60%   24.05%      19.64%(3)
--------------------------------------------------------------------------------

(1)Since April 15, 1991.

(2)The S&P500 Composite Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

(3)Since April 30, 1991.


FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                              CLASS A    CLASS B   CLASS C
--------------------------------------------------------------------------------
      Maximum Sales Charge (Load)
      Imposed on Purchases (as a
      percentage of offering price)(1)          5.50%   None      None
--------------------------------------------------------------------------------
      Maximum Deferred Sales
      Charge (Load) (as a percentage
      of net asset value)                        None  5.00%(2)  1.00%(3)
--------------------------------------------------------------------------------
      Maximum Sales Charge (Load)
      Imposed on Reinvested Dividends
      and other Distributions (as a
      percentage of offering price)              None   None      None
--------------------------------------------------------------------------------
      Redemption Fee (as a percentage
      of amount redeemed, if applicable)         None   None      None
--------------------------------------------------------------------------------
      Exchange Fee                               None   None      None
--------------------------------------------------------------------------------

      ANNUAL FUND OPERATING EXPENSES
         (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                               CLASS A  CLASS B   CLASS C
--------------------------------------------------------------------------------
      Investment Advisory Fees                  0.75%     0.75%    0.75%
--------------------------------------------------------------------------------
      Distribution and Service
      (12b-1) Fees                              0.10%     0.75%    0.75%
--------------------------------------------------------------------------------
      Other Expenses                            0.38%     0.38%    0.38%
      Total Annual Fund
      Operating Expenses                        1.23%(4)  1.88%    1.88%
--------------------------------------------------------------------------------

(1) This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."

(2) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Selling Fund Shares."

(3) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.

(4) The Fund's total actual annual operating expenses for Class A Shares for the most recent fiscal year were less than the amounts shown above because the Distributor waived a portion of the fees in order to keep total operating expenses for Class A Shares at a specified level. With these fee waivers, the Fund's actual total operating expenses for Class A Shares were 1.17%. The Distributor expects to continue these waivers so that total operating expenses for the current fiscal year will be 1.17%, however, the Distributor may discontinue all or part of these waivers at any time.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team" and "Distribution of Fund Shares."

12 PROSPECTUS

EQUITY FUNDS

================================================================================
--------------------------------------------------------------------------------
 EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

               1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A Shares    $668    $919     $1,188   $1,957
Class B Shares    $691    $991     $1,216   $2,030
Class C Shares    $291    $591     $1,016   $2,201

If you do not sell your shares at the end of the period:

                1 YEAR   3 YEARS   5 YEARS 10 YEARS
--------------------------------------------------------------------------------
Class B Shares    $191    $591     $1,016   $2,030
Class C Shares    $191    $591     $1,016   $2,201


13 PROSPECTUS

EQUITY FUNDS

ARMADA TAX MANAGED EQUITY FUND
================================================================================

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation, while minimizing
the impact of taxes


INVESTMENT FOCUS
Equity securities


SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
High

PRINCIPAL INVESTMENT STRATEGY
Investing in common stock using
strategies designed to minimize the
impact of taxes


INVESTOR PROFILE
Investors who are seeking capital
appreciation while minimizing the
impact of taxes and who are willing to
accept the risk of investing in equity
securities



PRINCIPAL INVESTMENT STRATEGIES


The Armada Tax Managed Equity Fund's investment objective is to provide capital appreciation while minimizing the impact of taxes on shareholders' returns. The investment objective may be changed without a shareholder vote. The Fund normally invests at least 80% of the Fund's total assets in common stocks. The Fund may invest up to 20% of its total assets at the time of purchase in foreign equity securities. Equity securities of foreign issuers includes common stock, preferred stock and convertible bonds, of companies headquartered outside the United States. The Adviser buys and sells common stocks based on factors such as historical and projected long-term earnings growth, earnings quality and liquidity. The Adviser attempts to minimize the realization of taxable gains by investing in the securities of companies with above average earnings predictability and stability which the Fund expects to hold for several years. This generally results in a low level of portfolio turnover. In addition, the Fund seeks to distribute relatively low levels of taxable investment income by investing in stocks with low dividend yields. When the Fund sells appreciated securities, it will attempt to select the share lots with the highest cost basis in order to hold realized capital gains to a minimum. The Fund may, when consistent with its overall investment approach, sell depreciated securities to offset realized capital gains. The Fund may redeem in-kind redemptions consistent with its investment objective. An in-kind redemption may serve to minimize any tax impact on the remaining shareholders, because a Fund generally recognizes no taxable gain (or loss) on the securities used to make an in-kind redemption. The Fund is not a tax exempt fund, and it expects to distribute taxable dividends and capital gains from time to time.



PRINCIPAL RISKS OF INVESTING


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. For additional information about risks, see "More Information About Risk."


14 PROSPECTUS

EQUITY FUNDS

================================================================================

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

There is no performance information for Class B or Class C Shares because neither has completed a full calendar year of operations.

The performance of Class A, Class B and Class C Shares will differ due to differences in expenses.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


                              1989    1990    1991    1992   1993    1994   1995    1996   1997  1998
 CALENDAR YEAR TOTAL RETURN  29.63%  -1.08%  34.07%  6.89%   1.20%  -1.85%  29.51% 20.64% 39.06% 37.25%

       Best Quarter     23.02%   (12/31/98)
       Worst Quarter   -14.38%   (9/30/90)

The Fund's performance from January 1, 1999 to
September 30, 1999 was 2.40%.

This table compares the Fund's average annual total returns
for the periods ended December 31, 1998 to those of the S&P
500 Composite Index.
                                            SINCE
CLASS A SHARES 1 YEAR  5 YEARS  10 YEARS  INCEPTION
--------------------------------------------------------------------------------
Armada Tax
Managed
Equity Fund     29.74%  22.57%   17.80%  17.65%(1)

S&P 500
Composite
Index(2)        28.60%  24.05%   19.19%  18.97%(1)
--------------------------------------------------------------------------------

(1)Since June 30, 1984.

(2)The S&P 500 Composite Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

The performance of the Armada Tax Managed Equity Fund for the period prior to May 11, 1998 is represented by the performance of a common trust fund ("common trust fund") which operated prior to the effectiveness of the registration statement of the Tax Managed Equity Fund. The common trust fund was advised by National City Bank, an affiliate of the Adviser. At the time of the Tax Managed Equity Fund's inception, the common trust fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. In connection with the Tax Managed Equity Fund's commencement of operations, on May 11, 1998, the common trust fund transferred its assets to the Fund. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the Tax Managed Equity Fund.

The common trust fund was not open to the public generally, nor registered under the Investment Company Act of 1940 (the "1940 Act") or subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. Performance quotations of the common trust fund represent past performance of the Adviser managed common trust fund, which are separate and distinct from the Tax Managed Equity Fund; do not represent past performance of the Fund; and should not be considered as representative of future results of the Fund.

FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
 (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
 Maximum Sales Charge (Load)
 Imposed on Purchases (as a
 percentage of offering price)(1)     5.50%    None      None
--------------------------------------------------------------------------------
 Maximum Deferred Sales
 Charge (Load) (as a percentage
 of net asset value)                   None    5.00%(2)  1.00%(3)
--------------------------------------------------------------------------------
 Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends
 and other Distributions (as a
 percentage of offering price)         None    None      None
--------------------------------------------------------------------------------
 Redemption Fee (as a percentage
 of amount redeemed, if applicable)    None    None      None
--------------------------------------------------------------------------------
 Exchange Fee                          None    None      None
--------------------------------------------------------------------------------

15 PROSPECTUS

EQUITY FUNDS

================================================================================

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                   CLASS A    CLASS B   CLASS C
Investment Advisory Fees             0.75%     0.75%     0.75%
--------------------------------------------------------------------------------
Distribution and Service
(12b-1) Fees                         0.10%     0.75%     0.75%
--------------------------------------------------------------------------------
Other Expenses                       0.40%     0.40%     0.40%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                   1.25%(4)  1.90%     1.90%
--------------------------------------------------------------------------------

(1) This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."

(2) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Selling Fund Shares."

(3) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.

(4) The Fund's total actual annual operating expenses for Class A Shares for the most recent fiscal year were less than the amounts shown above because the Distributor waived a portion of the fees in order to keep total operating expenses for Class A Shares at a specified level. With these fee waivers, the Fund's actual total operating expenses for Class A Shares were 1.19%. The Distributor expects to continue these waivers so that total operating expenses for the current fiscal year will be 1.19%, however, the Distributor may discontinue all or part of these waivers at any time.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team" and "Distribution of Fund Shares."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A Shares    $670     $925     $1,199    $1,978
Class B Shares    $693     $997     $1,226    $2,051
Class C Shares    $293     $597     $1,026    $2,222

If you do not sell your shares at the end of the period:

                1 YEAR   3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B Shares    $193     $597     $1,026    $2,051
Class C Shares    $193     $597     $1,026    $2,222


16 PROSPECTUS

EQUITY FUNDS

ARMADA CORE EQUITY FUND
================================================================================

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation


INVESTMENT FOCUS
Large cap common stocks


SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
High


PRINCIPAL INVESTMENT STRATEGY
Investing in large capitalization
common stocks


INVESTOR PROFILE
Investors seeking capital appreciation,
who are willing to accept the risk of
investing in equity securities



PRINCIPAL INVESTMENT STRATEGIES


The Armada Core Equity Fund's investment objective is to provide capital appreciation by blending value and growth investment styles. The investment objective may be changed without a shareholder vote. The Fund normally invests at least 80% of its total assets in a diversified portfolio of common stocks and securities convertible into common stocks of companies with large stock market capitalizations. The Sub-Adviser will normally invest between 20% and 50% of its assets in the following three types of equity securities: (1) common stocks that meet the Sub-Adviser's criteria for five-year annual earnings-per-share rate during the last five years; (2) common stocks with price-to-earnings ratios below the average of the companies included in the S&P 500 Composite Index; and
(3) common stocks that pay dividends at a rate above the average of the companies included in the S&P 500 Composite Index.

The Sub-Adviser utilizes a systematic, disciplined investment process when selecting individual securities. This includes: (1) screening a database for liquidity and the criteria listed above; (2) scoring each issue emphasizing fundamental, valuation and technical indicators; and (3) security analysis that further evaluates the company and the stock, which includes an analysis of company fundamentals such as earnings, profitability and management, valuation such as price/earnings, price/book and yield, and technical analysis emphasizing individual stock price trends.

The sell discipline involves the monitoring of each company's fundamental, valuation, and technical measures. If one of these measures is unfavorable, an immediate review of that company is performed. If two of these three measures are unfavorable, that stock is sold. The Fund may invest up to 20% of its total assets at the time of purchase in foreign equity securities.

The Fund considers a large capitalization or "large cap" company to be one that has a comparable market capitalization to the companies in the S&P 500 Composite Index. The S&P 500 Composite Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and will lower Fund performance.


PRINCIPAL RISKS OF INVESTING

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

The Fund is also subject to the risk that its market segment, large cap equity securities, may underperform other equity market segments or the equity market as a whole. For additional information about risks, see "More Information About Risk."

17 PROSPECTUS

EQUITY FUNDS

================================================================================

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

There is no performance information for Class B or Class C Shares because neither has completed a full calendar year of operations.

The performance of Class A, Class B and Class C Shares will differ due to differences in expenses.

The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                                 1998

CALENDAR YEAR TOTAL RETURN      31.99%


       Best Quarter     25.04%   (12/31/98)
       Worst Quarter    -6.90%   (9/30/98)

The Fund's performance from January 1, 1999 to
September 30, 1999 was 6.63%.

This table compares the Fund's average annual total returns for the periods ended December 31, 1998 to those of the S&P 500 Composite Index.

CLASS A SHARES          1 YEAR     SINCE INCEPTION
-------------------------------------------------------------------------------
Armada Core
Equity Fund            24.68%        19.13%(1)

S&P 500
Composite Index(2)     28.60%        28.38%(3)
-------------------------------------------------------------------------------

(1)Since August 1, 1997.

(2)The S&P 500 Composite Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

(3)Since August 31, 1997.


FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

-------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

-------------------------------------------------------------------------------
                                        CLASS A  CLASS B  CLASS C

Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)(1)         5.50%   None      None
--------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as a percentage
of net asset value)                      None   5.00%(2)  1.00%(3)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)            None   None       None
--------------------------------------------------------------------------------
Redemption Fee (as a
percentage of amount
redeemed, if applicable)                 None   None       None
--------------------------------------------------------------------------------
Exchange Fee                             None   None       None
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

-------------------------------------------------------------------------------
                                      CLASS A  CLASS B  CLASS C

Investment Advisory Fees                0.75%    0.75%  0.75%
--------------------------------------------------------------------------------
Distribution and Service
(12b-1) Fees                            0.10%    0.75%  0.75%
--------------------------------------------------------------------------------
Other Expenses                          0.37%    0.37%  0.37%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                      1.22%(4) 1.87%  1.87%
--------------------------------------------------------------------------------

(1) This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."

(2) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Selling Fund Shares."

(3) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.

(4) The Fund's total actual annual operating expenses for Class A Shares for the most recent fiscal year were less than the amounts shown above because the Distributor waived a portion of the fees in order to keep total operating expenses for Class A Shares at a specified level. With these fee waivers, the Fund's actual total operating expenses for Class A Shares were 1.16%. The Distributor expects to continue these waivers so that total operating expenses for the current fiscal year will be 1.16%, however, the Distributor may discontinue all or part of these waivers at any time.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team" and "Distribution of Fund Shares."

18 PROSPECTUS

EQUITY FUNDS

================================================================================
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A Shares    $667    $916     $1,183    $1,946
Class B Shares    $690    $988     $1,211    $2,019
Class C Shares    $290    $588     $1,011    $2,190

If you do not sell your shares at the end of the period:

                1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B Shares    $190    $588     $1,011    $2,019
Class C Shares    $190    $588     $1,011    $2,190

19 PROSPECTUS

EQUITY FUNDS

ARMADA EQUITY INDEX FUND
================================================================================

FUND SUMMARY

INVESTMENT GOAL
To approximate, before Fund expenses,
the investment results of the S&P500
Composite Index

INVESTMENT FOCUS
Common stocks of larger issuers

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
High

PRINCIPAL INVESTMENT STRATEGY
Investing in stocks that comprise the
S&P 500 Composite Index

INVESTOR PROFILE
Investors seeking returns similar to the S&P 500 Composite Index, who are willing to accept the risk of investing in equity securities

PRINCIPAL INVESTMENT STRATEGIES

The Armada Equity Index Fund's investment objective is to provide investment results that, before Fund expenses, approximate the aggregate price and dividend performance of the securities included in the S&P 500 Composite Index by investing in securities comprising the S&P 500 Composite Index. The investment objective may be changed without a shareholder vote. The S&P 500 Composite Index is made up of common stocks of 500 large, publicly traded companies. The Fund buys and holds all stocks included in the S&P 500 Composite Index in exactly the same proportion as those stocks are held in the Index. Stocks are eliminated from the Fund when removed from the S&P 500 Composite Index. The Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis).

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and will lower Fund performance.


PRINCIPAL RISKS OF INVESTING

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that its market segment, the S&P 500 Composite Index of common stocks, may underperform other equity market segments or the equity market as a whole.

The Fund's ability to duplicate the performance of the S&P 500 Composite Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. For additional information about risks, see "More Information About Risk."

20 PROSPECTUS

EQUITY FUNDS

================================================================================

PERFORMANCE INFORMATION

There is no bar chart or performance information for the Class A, Class B or Class C Shares because none has completed a full calendar year of operations.

FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

-------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-------------------------------------------------------------------------------
                                        CLASS A   CLASS B    CLASS C

Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)(1)         3.75%     None       None
-------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as a percentage
of net asset value)                       None    5.00%(2)   1.00%(3)
-------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)             None     None       None
-------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if
applicable)                               None     None       None
-------------------------------------------------------------------------------
Exchange Fee                              None     None       None
-------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------
                                      CLASS A  CLASS B  CLASS C

Investment Advisory Fees                0.35%  0.35%  0.35%
-------------------------------------------------------------------------------
Distribution and Service
(12b-1) Fees                            0.10%  0.75%  0.75%
-------------------------------------------------------------------------------
Other Expenses                          0.41%  0.41%  0.41%
-------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(4)                   0.86%  1.51%  1.51%
-------------------------------------------------------------------------------

(1) This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."

(2) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Selling Fund Shares."

(3) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.

(4) The Fund's total actual annual operating expenses for Class A Shares for the most recent fiscal year were less than the amounts shown above because the Adviser and Distributor each waived a portion of the fees in order to keep total operating expenses for Class A Shares at a specified level. With these fee waivers, the Fund's actual total operating expenses were 0.61% for the Class A Shares. Based on the foregoing, total operating expenses for Class A, Class B and Class C Shares are expected to be 0.61%, 1.36% (estimated) and 1.36% (estimated), respectively. The Adviser and Distributor expect to continue these waivers, however, they may discontinue all or part of these waivers at any time.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
Class A Shares    $459    $639       $834     $1,396
Class B Shares    $654    $877     $1,024     $1,624
Class C Shares    $254    $477       $824     $1,802

If you do not sell your shares at the end of the period:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
Class B Shares    $154    $477     $824      $1,624
Class C Shares    $154    $477     $824      $1,802

21 PROSPECTUS

EQUITY FUNDS

ARMADA EQUITY INCOME FUND
================================================================================

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

INVESTMENT FOCUS
Income producing equity securities

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
Medium

PRINCIPAL INVESTMENT STRATEGY
Investing in equity securities that
provide a higher yield than the general
market

INVESTOR PROFILE
Investors seeking an income
component as well as capital
appreciation and who are willing to
accept the risk of investing in equity
securities


PRINCIPAL INVESTMENT STRATEGIES

The Armada Equity Income Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded equity securities which, in the aggregate, provide a premium current yield. Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. The investment objective may be changed without a shareholder vote.

The Fund normally invests at least 80% of its total assets in common stocks and securities convertible into common stocks of companies that have the ability to pay dividends with a yield above the S&P 500 Composite Index. The Fund may invest up to 20% of its total assets at the time of purchase in foreign equity securities. In buying and selling securities for the Fund, the Adviser emphasizes equity securities and convertible securities that provide a higher yield than the general market. The Fund will generally sell securities when their yields approach a market yield or they otherwise fail to satisfy investment criteria.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and will lower Fund performance.


PRINCIPAL RISKS OF INVESTING

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

The Fund is also subject to the risk that its market segment, income producing equity securities, may underperform other equity market segments or the equity market as a whole. For additional information about risks, see "More Information About Risk."


22 PROSPECTUS

EQUITY FUNDS

================================================================================

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

There is no performance information for Class B or Class C Shares because neither has completed a full calendar year of operations.

The performance of Class A, Class B and Class C Shares will differ due to differences in expenses.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


                                   1995     1996     1997     1998
CALENDAR YEAR TOTAL RETURN        27.37%    17.89%   28.87%   9.77%


       Best Quarter     12.50%   (6/30/97)
       Worst Quarter    -8.97%   (9/30/98)


The Fund's performance from January 1, 1999 to September 30, 1999 was 0.49%.

This table compares the Fund's average annual total returns for the periods ended December 31, 1998 to those of the S&P 500/Barra Value Index.

CLASS A SHARES          1 YEAR     SINCE INCEPTION
--------------------------------------------------------------------------------
Armada Equity
Income Fund              3.72%        16.79%(1)

S&P 500/Barra
Value Index(2)          14.68%        22.21%(3)
--------------------------------------------------------------------------------

(1)Since August 22, 1994.

(2)The S&P 500/Barra Value Index is comprised of securities in the S&P 500 Composite Index that have a lower than average price-to-book ratio. The S&P 500 Composite Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

(3)Since August 31, 1994.



FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                      CLASS A   CLASS B   CLASS C

Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)(1)         5.50%   None       None
--------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as a percentage
of net asset value)                      None    5.00%(2)  1.00%(3)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)            None    None      None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)       None    None       None
--------------------------------------------------------------------------------
Exchange Fee                             None    None       None


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                    CLASS A    CLASS B   CLASS C

Investment Advisory Fees               0.75%    0.75%     0.75%
--------------------------------------------------------------------------------
Distribution and Service
(12b-1) Fees                           0.10%    0.75%     0.75%
--------------------------------------------------------------------------------
Other Expenses                         0.39%    0.39%     0.39%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                     1.24%(4) 1.89%     1.89%
--------------------------------------------------------------------------------


(1) This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."

(2) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Selling Fund Shares."

(3) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.

(4) The Fund's total actual annual operating expenses for Class A Shares for the most recent fiscal year were less than the amounts shown above because the Distributor waived a portion of the fees in order to keep total operating expenses for Class A Shares at a specified level. With these fee waivers, the Fund's actual total operating expenses for Class A Shares were 1.18%. The Distributor expects to continue these waivers so that total operating expenses for the current fiscal year will be 1.18%, however, the Distributor may discontinue all or part of these waivers at any time.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team" and "Distribution of Fund Shares."

23 PROSPECTUS

EQUITY FUNDS

================================================================================
--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A Shares    $669      $922     $1,194   $1,967
Class B Shares    $692      $994     $1,221   $2,040
Class C Shares    $292      $594     $1,021   $2,212

If you do not sell your shares at the end of the period:

                 1 YEAR  3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B Shares    $192      $594     $1,021   $2,040
Class C Shares    $192      $594     $1,021   $2,212

24 PROSPECTUS

BALANCED FUND

AMADA BALANCED ALLOCATION FUND
================================================================================

FUND SUMMARY


INVESTMENT GOAL
Long-term capital appreciation and
current income

INVESTMENT FOCUS
A combination of growth-oriented
common stocks, fixed income
securities and cash equivalents

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
Medium

PRINCIPAL INVESTMENT STRATEGY
Investing in a diversified portfolio of
growth-oriented common stocks,
investment grade fixed income
securities and cash equivalents with
varying asset allocations depending
on the Adviser's assessment of
market conditions

INVESTOR PROFILE
Investors seeking a broad diversifi-
cation by asset class and style to
manage risk and provide the potential
for above-average total returns (as
gauged by the returns of the S&P500
Composite Index and the Lehman
Brothers Aggregate Bond Index)





PRINCIPAL INVESTMENT STRATEGIES

The Armada Balanced Allocation Fund's investment objective is to provide long-term capital appreciation and current income. The investment objective may be changed without a shareholder vote. The Fund intends to invest 50% to 70% of its net assets in common stocks and convertible securities, 25% to 55% of its net assets in investment grade fixed income securities such as corporate bonds and U.S. Government securities and up to 30% of its net assets in cash and cash equivalent securities. The Fund may invest up to 20% of its total assets at the time of purchase in foreign securities (which includes common stock, preferred stock and convertible bonds of companies headquartered outside the United States). The Fund also invests in the common stock of small capitalization companies. The Adviser buys and sells equity securities based on their potential for long-term capital appreciation. The Fund invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities (which are those rated at the time of investment in one of the four highest rating categories by a major rating agency) for current income. If a fixed income security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. The Adviser buys and sells fixed income securities and cash equivalents based on a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund invests in cash equivalent, short-term obligations for stability and liquidity.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and will lower Fund performance.



PRINCIPAL RISKS OF INVESTING


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies may. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those (continued)

25 PROSPECTUS

BALANCED FUND

================================================================================
PRINCIPAL RISKS OF INVESTING  (continued)

currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The Fund is also subject to the risk that its market segments, investment grade fixed income and growth-oriented equity securities, may underperform other fixed income or equity market segments or the fixed income or equity markets as a whole. For additional information about risks, see "More Information About Risk."


PERFORMANCE INFORMATION

There is no performance information for the Class A, Class B and Class C Shares because none has completed a full calendar year of operations.

The performance of Class A, Class B and Class C Shares will differ due to differences in expenses.


FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.
--------------------------------------------------------------------------------
SHAREHOLDER FEES
 (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                         CLASS A   CLASS B     CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)(1)          4.75%      None      None
--------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as a percentage
of net asset value)                       None       5.00%(2)  1.00%(3)
--------------------------------------------------------------------------------

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)             None       None      None
--------------------------------------------------------------------------------

Redemption Fee (as a percentage
of amount redeemed, if applicable)        None       None      None
--------------------------------------------------------------------------------

Exchange Fee                              None       None      None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                 CLASS A     CLASS B    CLASS C

Investment Advisory Fees          0.75%      0.75%      0.75%
--------------------------------------------------------------------------------
Distribution and Service
(12b-1) Fees                      0.10%      0.75%      0.75%
--------------------------------------------------------------------------------
Other Expenses                    0.46%      0.46%      0.46%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                1.31%(4)   1.96%      1.96%
--------------------------------------------------------------------------------
(1) This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."

(2) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Selling Fund Shares."

(3) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.

(4) The Fund's total actual annual operating expenses for Class A Shares for the most recent fiscal year were less than the amounts shown above because the Distributor waived a portion of the fees in order to keep total operating expenses for Class A Shares at a specified level. With these fee waivers, the Fund's actual total operating expenses for Class A Shares were 1.25%. The Distributor expects to continue these waivers so that total operating expenses for the current fiscal year will be 1.25%, however, the Distributor may discontinue all or part of these waivers at any time.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team" and "Distribution of Fund Shares."
--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A Shares    $602    $870       $1,159   $1,979
Class B Shares    $699    $1,015     $1,257   $2,115
Class C Shares    $299    $615       $1,057   $2,285

If you do not sell your shares at the end of the period:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------

Class B Shares    $199    $615       $1,057   $2,115
Class C Shares    $199    $615       $1,057   $2,285



26 PROSPECTUS

FIXED INCOME FUNDS

ARMADA TOTAL RETURN ADVANTAGE FUND
================================================================================

FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation
of capital


INVESTMENT FOCUS
Investment grade fixed income
securities


SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
Medium


PRINCIPAL INVESTMENT STRATEGY
Investing in investment grade fixed income securities, while maintaining an average dollar-weighted maturity of between four and twelve years


INVESTOR PROFILE
Investors seeking total return with less price volatility than would be the case if the Fund were to invest in equity securities, and who are willing to accept the risks of investing in fixed income securities


PRINCIPAL INVESTMENT STRATEGIES

The Armada Total Return Advantage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of high- and medium-grade fixed income securities. The investment objective may be changed without a shareholder vote. The Fund normally invests at least 80% of the value of its total assets in investment grade fixed income securities of all types, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. Government issuers. Corporate obligations may include bonds, notes and debentures. U.S. Government securities may include U.S. Treasury obligations and obligations of certain U.S. Government agencies or instrumentalities such as Ginnie Maes and Fannie Maes. Fixed income securities are designed to provide a fixed rate of interest at maturity and return the principal value at the end of the term. High- and medium-grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 15% of its assets in fixed income securities that are non-rated or rated below investment grade, sometimes known as "junk bonds." The Fund does not intend to invest in junk bonds rated below C.

The Fund generally maintains an average dollar-weighted maturity of between four and twelve years.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and will lower Fund performance.


PRINCIPAL RISKS OF INVESTING

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends on a timely basis and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. (continued)

27 PROSPECTUS

FIXED INCOME FUNDS

================================================================================
PRINCIPAL RISKS OF INVESTING  (continued)

An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

Debt extension risk is the risk that an issuer will exercise its right to pay principal on obligation held by the Fund (such as an asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies and instrumentalities are backed by the full faith and credit of the United States, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The Fund is also subject to the risk that its market segment, high- and medium-grade fixed income securities, may underperform other fixed income market segments or the fixed income market as a whole. For additional information about risks, see "More Information About Risk."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

There is no performance information for Class B or Class C Shares because neither has completed a full calendar year of operations.

The performance of Class A, Class B and Class C Shares will differ due to differences in expenses.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

              CALENDAR YEAR TOTAL RETURN

         1995          1996          1997          1998

        18.37%         2.86%         8.54%         8.68%




       Best Quarter      6.28%   (6/30/95)
       Worst Quarter    -2.58%   (3/31/96)

The Fund's performance from January 1, 1999 to September 30, 1999 was -2.47%.

This table compares the Fund's average annual total returns for the periods ended December 31, 1998 to those of the Lehman Government/Corporate Bond Index.

--------------------------------------------------------------------------------
CLASS A SHARES                  1 YEAR     SINCE INCEPTION
--------------------------------------------------------------------------------
Armada Total Return
Advantage Fund                 3.51%         7.33%(1)
Lehman Government/
Corporate Bond Index(2)        9.47%         9.66%(3)
--------------------------------------------------------------------------------

(1)Since September 6, 1994.

(2)The Lehman Government/Corporate Bond Index is a widely recognized index of government and corporate debt securities rated investment grade or better, with maturities of at least 1 year.

(3)Since September 30, 1994.

28 PROSPECTUS

FIXED INCOME FUNDS

================================================================================

FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                         CLASS A      CLASS B      CLASS C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)(1)          4.75%        None         None
--------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as a percentage
of net asset value)                       None        5.00%(2)      1.00%(3)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)             None         None         None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)        None         None         None
--------------------------------------------------------------------------------
Exchange Fee                              None         None         None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                         CLASS A      CLASS B      CLASS C

Investment Advisory Fees                  0.55%        0.55%        0.55%
--------------------------------------------------------------------------------
Distribution and Service
(12b-1) Fees                              0.10%        0.75%        0.75%
--------------------------------------------------------------------------------
Other Expenses                            0.39%        0.39%        0.39%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(4)                     1.04%        1.69%        1.69%
--------------------------------------------------------------------------------
(1) This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."

(2) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Selling Fund Shares."

(3) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.

(4) The Fund's total actual annual operating expenses for Class A and Class B Shares for the most recent fiscal year were less than the amounts shown above because the Adviser and Distributor each waived a portion of the fees in order to keep total operating expenses at a specified level. With these fee waivers, the Fund's actual total operating expenses were 0.74% and 1.49%, respectively, for the Class A and Class B Shares. Based on the foregoing, total operating expenses for Class A, Class B and Class C Shares are expected to be 0.74%, 1.49% and 1.49% (estimated), respectively. The Adviser and Distributor expect to continue these waivers, however, they may discontinue all or part of these waivers at any time. For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team" and "Distribution of Fund Shares."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------

Class A Shares    $576       $790     $1,022    $1,686
Class B Shares    $672       $933     $1,118    $1,823
Class C Shares    $272       $533     $918      $1,998

If you do not sell your shares at the end of the period:

                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------

Class B Shares    $172       $533     $918      $1,823
Class C Shares    $172       $533     $918      $1,998


29 PROSPECTUS

FIXED INCOME FUNDS

ARMADA BOND FUND
================================================================================

FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation
of capital

INVESTMENT FOCUS
Investment grade fixed income
securities

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
Medium

PRINCIPAL INVESTMENT STRATEGY Investing in a diversified portfolio of investment grade fixed income securities, which maintains a dollar-weighted average maturity of between four and twelve years

INVESTOR PROFILE
Investors seeking current income, and
who are willing to accept the risks of
investing in fixed income securities

PRINCIPAL INVESTMENT STRATEGIES

The Armada Bond Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of high- and medium-grade fixed income securities. The investment objective may be changed without a shareholder vote. The Fund normally invests at least 80% of the value of its total assets in high- and medium-grade fixed income securities of all types, including obligations of corporate and U.S. Government issuers and mortgage- backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. Government securities may include U.S. Treasury obligations and obligations of certain U.S. Government agencies or instrumentalities such as Ginnie Maes and Fannie Maes. High- and medium-grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains a dollar-weighted average maturity of between four and twelve years.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and will lower Fund performance.

PRINCIPAL RISKS OF INVESTING

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The Fund is also subject to the risk that its market segment, investment grade fixed income securities, may underperform other fixed income market segments or the fixed income market as a whole. For additional information about risks, see "More Information About Risk."

30 PROSPECTUS

FIXED INCOME FUNDS

================================================================================

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

There is no performance information for Class B or Class C Shares because neither has completed a full calendar year of operations.

The performance of Class A, Class B and Class C Shares will differ due to differences in expenses.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

              CALENDAR YEAR TOTAL RETURN

                1997                        1998

                7.71%                      8.19%



       Best Quarter      4.59%   (9/30/98)
       Worst Quarter    -0.12%   (12/31/98)

The Fund's performance from January 1, 1999 to September 30, 1999 was -1.57%.

This table compares the Fund's average annual total returns for the periods ended December 31, 1998 to those of the Lehman Aggregate Bond Index.

--------------------------------------------------------------------------------
CLASS A SHARES           1 YEAR     SINCE INCEPTION
--------------------------------------------------------------------------------

Armada Bond Fund       3.05%         6.12%(1)
Lehman Aggregate
Bond Index(2)          8.67%         9.55%(3)
--------------------------------------------------------------------------------
(1)Since September 11, 1996.

(2)The Lehman Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

(3)Since September 30, 1996.

FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                    CLASS A  CLASS B    CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)(1)     4.75%    None       None
--------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as a percentage
of net asset value)                  None     5.00%(2)   1.00%(3)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)        None     None       None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)   None     None       None
--------------------------------------------------------------------------------
Exchange Fee                         None     None       None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                    CLASS A  CLASS B    CLASS C

Investment Advisory Fees            0.55%     0.55%     0.55%
--------------------------------------------------------------------------------
Distribution and Service
(12b-1) Fees                        0.10%     0.75%     0.75%
--------------------------------------------------------------------------------
Other Expenses                      0.39%     0.39%     0.39%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                 1.04%(4)   1.69%     1.69%
--------------------------------------------------------------------------------
(1) This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."

(2) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Selling Fund Shares."

(3) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.

(4) The Fund's total actual annual operating expenses for Class A Shares for the most recent fiscal year were less than the amounts shown above because the Distributor waived a portion of the fees in order to keep total operating expenses for Class A Shares at a specified level. With these fee waivers, the Fund's actual total operating expenses for Class A Shares were 0.98%. The Distributor expects to continue these waivers so that total operating expenses for the current fiscal year will be 0.98%, however, the Distributor may discontinue all or part of these waivers at any time.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team" and "Distribution of Fund Shares."

31 PROSPECTUS

FIXED INCOME FUNDS

================================================================================

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                   1 YEAR   3 YEARS   5 YEARS   10 YEARS

--------------------------------------------------------------------------------
Class A Shares      $576     $790      $1,022   $1,686
Class B Shares      $672     $933      $1,118   $1,823
Class C Shares      $272     $533      $918     $1,998

If you do not sell your shares at the end of the period:

                   1 YEAR   3 YEARS   5 YEARS   10 YEARS

Class B Shares      $172     $533      $918     $1,823
Class C Shares      $172     $533      $918     $1,998



32 PROSPECTUS

FIXED INCOME FUNDS

ARMADA INTERMEDIATE BOND FUND
================================================================================

FUND SUMMARY

INVESTMENT GOAL
High current income as well as
preservation of capital

INVESTMENT FOCUS
Investment grade fixed income
securities

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
Medium

PRINCIPAL INVESTMENT STRATEGY
Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between three and ten years

INVESTOR PROFILE
Investors seeking current income, and
who are willing to accept the risks of
investing in fixed income securities

PRINCIPAL INVESTMENT STRATEGIES

The Armada Intermediate Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of high-and medium-grade fixed income securities. The investment objective may be changed without a shareholder vote. The Fund normally invests at least 80% of the value of its total assets in domestic and foreign high- and medium-grade fixed income securities of all types, including obligations of corporate and governmental issuers and mortgage-backed and asset-backed securities. Corporate obligations include bonds, notes and debentures. Governmental obligations include securities issued by U.S. Government, its agencies and instrumentalities, as well as obligations of foreign governments. High- and medium-grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains an average maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

(continued)

33 PROSPECTUS

FIXED INCOME FUNDS

================================================================================

PRINCIPAL RISKS OF INVESTING  (continued)

The Fund is also subject to the risk that its market segment, investment grade fixed income securities, may underperform other fixed income market segments or the fixed income market as a whole. For additional information about risks, see "More Information About Risk."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

There is no performance information for Class B or Class C Shares because neither has completed a full calendar year of operations.

The performance of Class A, Class B and Class C Shares will differ due to differences in expenses.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

              CALENDAR YEAR TOTAL RETURN

      1992    1993   1994    1995   1996   1997    1998

     6.91%   10.81% -4.78%  15.39%  2.77%  6.67%   7.44%


       Best Quarter      5.33%   (6/30/95)
       Worst Quarter    -3.34%   (3/31/94)

The Fund's performance from January 1, 1999 to September 30, 1999 was -0.43%.

This table compares the Fund's average annual total returns for the periods ended December 31, 1998 to those of the Lehman Intermediate Government/Corporate Bond Index.

CLASS A SHARES             1 YEAR   5 YEARS    SINCE INCEPTION
--------------------------------------------------------------------------------
Armada Intermediate
Bond Fund                   2.32%    4.27%        6.45%(1)
Lehman Intermediate
Government/Corporate
Bond Index(2)               8.42%    6.59%        7.77%(3)
--------------------------------------------------------------------------------

(1)Since April 15, 1991.

(2)The Lehman Intermediate Government/Corporate Bond Index is an unmanaged index which is representative of intermediate-term bonds.

(3)Since April 30, 1991.


FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                    CLASS A  CLASS B  CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)(1)     4.75%   None       None
--------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as a percentage
of net asset value)                  None    5.00%(2)   1.00%(3)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)       None     None       None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)  None     None       None
--------------------------------------------------------------------------------
Exchange Fee                        None     None       None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                        CLASS A  CLASS B  CLASS C

Investment Advisory Fees                0.55%    0.55%      0.55%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees   0.10%    0.75%      0.75%
--------------------------------------------------------------------------------
Other Expenses                          0.40%    0.40%      0.40%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(4) 1.05%    1.70%      1.70%
--------------------------------------------------------------------------------
(1) This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."

(2) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Selling Fund Shares."

(3) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.

(4) The Fund's total actual annual operating expenses for Class A and Class B Shares for the most recent fiscal year were less than the amounts shown above because the Adviser and Distributor each waived a portion of the fees in order to keep total operating expenses at a specified level. With these fee waivers, the Fund's actual total operating expenses were 0.84% and 1.55%, respectively, for the Class A and Class B Shares. Based on the foregoing, total operating expenses for Class A, Class B and Class C Shares are expected to be 0.84%, 1.55%, and 1.55% (estimated), respectively. The Adviser and Distributor expect to continue these waivers, however, they may discontinue all or part of these waivers at any time.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team" and "Distribution of Fund Shares."

34 PROSPECTUS

FIXED INCOME FUNDS

================================================================================
--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A Shares      $577     $793     $1,027   $1,697
Class B Shares      $673     $936     $1,123   $1,834
Class C Shares      $273     $536     $923     $2,009

If you do not sell your shares at the end of the period:

                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B Shares      $173     $536     $923     $1,834
Class C Shares      $173     $536     $923     $2,009

35 PROSPECTUS

FIXED INCOME FUNDS

ARMADA GNMA FUND
================================================================================

FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation
of capital

INVESTMENT FOCUS
Mortgage-backed securities

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
Low

PRINCIPAL INVESTMENT STRATEGY
Investing in mortgage-backed
securities guaranteed by the
Government National Mortgage
Association (GNMA)

INVESTOR PROFILE
Investors seeking current income, and
who are willing to accept the risks of
investing in mortgage-backed
securities


PRINCIPAL INVESTMENT STRATEGIES

The Armada GNMA Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in mortgage-backed securities guaranteed by GNMA. GNMA securities are backed by the full faith and credit of the U.S. Government. The investment objective may be changed without a shareholder vote. The Fund normally invests at least 80% of the value of its total assets in mortgage-backed securities guaranteed by GNMA, which is an agency of the U.S. Government established to supervise and finance certain types of mortgages. In addition to mortgage-backed securities, the Fund invests in other types of investment grade fixed income securities such as U.S. Treasury obligations, U.S. Government agency obligations, asset-backed securities and commercial paper.

In buying and selling securities for the Fund, the Adviser assesses current and projected market conditions by considering a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors.

The Fund's dollar-weighted average portfolio maturity will be between three and ten years. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and will lower Fund performance.

PRINCIPAL RISKS OF INVESTING

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund of mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

The Fund is also subject to the risk that its market segment, mortgage-backed securities, may underperform other fixed income market segments or the fixed income market as a whole.

An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Risk."




36 PROSPECTUS

FIXED INCOME FUNDS

================================================================================

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

There is no performance information for Class B or Class C Shares because neither has completed a full calendar year of operations.

The performance of Class A, Class B and Class C Shares will differ due to differences in expenses.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

              CALENDAR YEAR TOTAL RETURN

                1997                        1998

               9.03%                       6.34%




       Best Quarter      4.05%   (6/30/97)
       Worst Quarter    -0.07%   (3/31/97)

The Fund's performance from January 1, 1999 to September 30, 1999 was 0.53%.

This table compares the Fund's average annual total returns for the periods ended December 31, 1998 to those of the Lehman GNMA Index.

CLASS A SHARES           1 YEAR     SINCE INCEPTION
--------------------------------------------------------------------------------
Armada GNMA Fund           1.33%         6.22%(1)
Lehman GNMA Index(2)       6.91%         8.66%(3)
--------------------------------------------------------------------------------
(1)Since September 11, 1996.

(2)The Lehman GNMA Index tracks GNMA issues, including single family, mobile home, midgets and graduated payments components.

(3)Since September 30, 1996.

FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                    CLASS A    CLASS B    CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)(1)      4.75%     None       None
--------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as a percentage
of net asset value)                   None      5.00%(2)   1.00%(3)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)         None      None       None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)    None      None       None
--------------------------------------------------------------------------------
Exchange Fee                          None      None       None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                    CLASS A    CLASS B  CLASS C

Investment Advisory Fees              0.55%     0.55%    0.55%
--------------------------------------------------------------------------------
Distribution and Service
(12b-1) Fees                          0.10%     0.75%    0.75%
--------------------------------------------------------------------------------
Other Expenses                        0.43%     0.43%    0.43%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                    1.08%(4)  1.73%    1.73%
--------------------------------------------------------------------------------
(1) This sales charge varies depending upon how much you invest. See
"Purchasing Fund Shares."

(2) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Selling Fund Shares."

(3) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.

(4) The Fund's total actual annual operating expenses for Class A Shares for the most recent fiscal year were less than the amounts shown above because the Distributor waived a portion of the fees in order to keep total operating expenses for Class A Shares at a specified level. With these fee waivers, the Fund's actual total operating expenses for Class A Shares were 1.02%. The Distributor expects to continue these waivers so that total operating expenses for the current fiscal year will be 1.02%, however, the Distributor may discontinue all or part of these waivers at any time.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team" and "Distribution of Fund Shares."

37 PROSPECTUS

FIXED INCOME FUNDS

================================================================================

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A Shares      $580     $802      $1,042    $1,730
Class B Shares      $676     $945      $1,139    $1,867
Class C Shares      $276     $545      $939      $2,041

If you do not sell your shares at the end of the period:

                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B Shares      $176     $545      $939      $1,867
Class C Shares      $176     $545      $939      $2,041




38 PROSPECTUS

FIXED INCOME FUNDS

ARMADA ENHANCED INCOME FUND
================================================================================

FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation
of capital

INVESTMENT FOCUS
Investment grade debt securities

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
Low

PRINCIPAL INVESTMENT STRATEGY
Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between one and five years

INVESTOR PROFILE
Investors seeking total return and who
are willing to accept some risks of
price volatility

PRINCIPAL INVESTMENT STRATEGIES

The Armada Enhanced Income Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of high and medium-grade fixed income securities. The investment objective may be changed without a shareholder vote. The Fund normally invests at least 80% of the value of its total assets in high and medium-grade debt securities of all types, including obligations of corporate and U.S. Government issuers, mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. Government securities may include U.S. Treasury obligations and obligations of certain U.S. Government agencies or instrumentalities such as Ginnie Maes and Fannie Maes. High- and medium-grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser considers a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains an average dollar-weighted portfolio maturity of between one and five years.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and will lower Fund performance.

PRINCIPAL RISKS OF INVESTING

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The Fund is also subject to the risk that its market segment, investment grade fixed income securities, may underperform other fixed income market segments or the fixed income market as a whole. For additional information about risks, see "More Information About Risk."

39 PROSPECTUS

FIXED INCOME FUNDS

================================================================================

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

There is no performance information for Class B or Class C Shares because neither has completed a full calendar year of operations.

The performance of Class A, Class B and Class C Shares will differ due to differences in expenses.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

              CALENDAR YEAR TOTAL RETURN

         1995          1996          1997          1998

        7.60%          5.18%         6.33%         6.58%



       Best Quarter      3.12%   (9/30/98)
       Worst Quarter     0.53%   (3/31/97)

The Fund's performance from January 1, 1999 to September 30, 1999 was 2.34%.

This table compares the Fund's average annual total returns for the periods ended December 31, 1998 to those of the Merrill Lynch 1-3 Year
Government/Corporate Index.

CLASS A SHARES           1 YEAR     SINCE INCEPTION
--------------------------------------------------------------------------------
Armada Enhanced
Income Fund               3.70%         5.53%(1)

Merrill Lynch 1-3 Year
Government/
Corporate Index(2)        7.01%         6.98%(3)
--------------------------------------------------------------------------------
(1) Since September 9, 1994.

(2) This is a market capitalization weighted index including U.S. Treasury and Agency bonds and U.S. fixed coupon investment grade corporate bonds (U.S. domestic and Yankee/global bonds). U.S. Treasury bonds must have at least $1 billion face value outstanding and agency and corporate bonds must have at least $150 million face value outstanding to be included in the index. Both total return and price returns are calculated daily. Prices are taken as of approximately 3 p.m. ET. Quality range is BBB3-AAA based on composite Moody and S&P ratings. Maturities for all bonds are greater than or equal to one year and less than three years. Floaters, Equipment Trust Certificates, and Title 11 securities are excluded.

(3) Since September 30, 1994.


FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                        CLASS A    CLASS B    CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)(1)          2.75%    None       None
--------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as a percentage
of net asset value)                       None     5.00%(2)   1.00%(3)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)             None     None       None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)        None     None       None
--------------------------------------------------------------------------------
Exchange Fee                              None     None       None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                      CLASS A    CLASS B    CLASS C

Investment Advisory Fees               0.45%      0.45%      0.45%
--------------------------------------------------------------------------------
Distribution and Service
(12b-1) Fees                           0.10%      0.75%      0.75%
--------------------------------------------------------------------------------
Other Expenses                         0.28%      0.28%      0.43%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(4)                  0.83%      1.48%      1.63%
--------------------------------------------------------------------------------
(1)This sales charge varies depending upon how much you invest. See
"Purchasing Fund Shares."

(2)This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Selling Fund Shares."

(3)A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.

(4)The Fund's total actual annual operating expenses for the Class A and Class B Shares for the most recent fiscal year were less than the amounts shown above because the Adviser and Distributor each waived a portion of the fees in order to keep total operating expenses at a specified level. With these fee waivers, the Fund's actual total operating expenses were 0.63% and 1.38%, respectively, for Class A and Class B Shares. Based on the foregoing, total operating expenses for Class A, Class B and Class C Shares are expected to be 0.63%, 1.38% and 1.53% (estimated), respectively. The Adviser and Distributor expect to continue these waivers, however, they may discontinue all or part of these waivers at any time.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team" and "Distribution of Fund Shares."




40 PROSPECTUS

FIXED INCOME FUNDS

================================================================================

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                   1 YEAR   3 YEARS   5 YEARS   10 YEARS

Class A Shares      $357     $533     $723     $1,272
Class B Shares      $651     $868     $1,008   $1,591
Class C Shares      $266     $514     $887     $1,933

If you do not sell your shares at the end of the period:

                   1 YEAR   3 YEARS   5 YEARS   10 YEARS

Class B Shares      $151     $468     $808     $1,591
Class C Shares      $166     $514     $887     $1,933

41 PROSPECTUS

TAX EXEMPT FUNDS

ARMADA OHIO TAX EXEMPT BOND FUND
================================================================================

FUND SUMMARY

INVESTMENT GOAL
Current income exempt from federal income and, to the extent possible, Ohio personal income taxes, consistent with conservation of capital

INVESTMENT FOCUS
Ohio municipal securities

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
Medium

PRINCIPAL INVESTMENT STRATEGY
Investing in municipal obligations that pay interest that is exempt from federal income and Ohio personal income taxes

INVESTOR PROFILE
Investors seeking total return and who are willing to accept some risks of price volatility


PRINCIPAL INVESTMENT STRATEGIES

The Armada Ohio Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Ohio personal income tax, as is consistent with the conservation of capital. The investment objective may be changed without a shareholder vote. The Fund normally invests at least 80% of its total assets in debt securities issued by the State of Ohio, its political subdivisions and their agencies and instrumentalities that generate income exempt from federal income and Ohio personal income taxes (Ohio municipal securities). However, some Fund dividends will be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Ohio residents. The Fund may invest up to 20% of its total assets in private activity bonds which may be treated as a specific tax preference item under the federal alternative minimum tax. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund invests primarily in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund ordinarily will maintain an average weighted portfolio maturity of between three and ten years.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and capital gains tax liabilities, and will lower Fund performance.

PRINCIPAL RISKS OF INVESTING

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that its market segment, tax exempt municipal securities, may underperform other fixed income market segments or the fixed income market as a whole.

An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund's focus of investing in securities of issuers located in Ohio subjects the Fund to economic and government policies of that state.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrences affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities. For additional information about risks, see "More Information About Risk."

42 PROSPECTUS

TAX EXEMPT FUNDS

================================================================================


PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

There is no performance information for Class B or Class C Shares because neither has completed a full calendar year of operations.

The performance of Class A, Class B and Class C Shares will differ due to differences in expenses.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

              CALENDAR YEAR TOTAL RETURN

       1992   1993    1994    1995    1996     1997    1998

      6.82%  10.14%  -4.19%  13.37%   3.92%   7.35%   5.25%


       Best Quarter      5.04%   (3/31/95)
       Worst Quarter    -4.89%   (3/31/94)

The Fund's performance from January 1, 1999 to September 30, 1999 was -0.90%.

This table compares the Fund's average annual total returns for the periods ended December 31, 1998 to those of the Lehman 7 Year Municipal Bond Index.

CLASS A SHARES      1 YEAR   5 YEARS SINCE INCEPTION
--------------------------------------------------------------------------------
Armada Ohio Tax
Exempt Bond Fund     2.13%    4.35%     5.76%(1)

Lehman 7 Year
Municipal Bond
Index(2)             6.23%    5.80%     7.19%(3)
--------------------------------------------------------------------------------
(1)Since April 15, 1991.

(2)The Lehman 7 Year Municipal Bond Index is a broad based total return index. The bonds are all investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.

(3)Since April 30, 1991.




FUND FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                         CLASS A    CLASS B    CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)(1)          3.00%      None       None
--------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as a percentage
of net asset value)                       None       5.00%(2)   1.00%(3)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)             None       None       None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)        None       None       None
--------------------------------------------------------------------------------
Exchange Fee                              None       None       None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                    CLASS A  CLASS B  CLASS C

Investment Advisory Fees              0.55%   0.55%    0.55%
--------------------------------------------------------------------------------
Distribution and Service
(12b-1) Fees                          0.10%   0.75%    0.75%
--------------------------------------------------------------------------------
Other Expenses                        0.25%   0.25%    0.40%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(4)                 0.90%   1.55%    1.70%
--------------------------------------------------------------------------------

(1) This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."

(2) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Selling Fund Shares."

(3) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.

(4) The Fund's total actual annual operating expenses for the Class A and Class B Shares for the most recent fiscal year were less than the amounts shown above because the Adviser and Distributor each waived a portion of the fees in order to keep total operating expenses at a specified level. With these fee waivers, the Fund's actual total operating expenses were 0.69% and 1.40%, respectively, for Class A and Class B Shares. Based on the foregoing, total operating expenses for Class A, Class B and Class C Shares are expected to be 0.69%, 1.40% and 1.55% (estimated), respectively. The Adviser and Distributor expect to continue these waivers, however, they may discontinue all or part of these waivers at any time.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team" and "Distribution of Fund Shares."

43 PROSPECTUS

TAX EXEMPT FUNDS

================================================================================

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                   1 YEAR   3 YEARS   5 YEARS   10 YEARS

Class A Shares      $389     $578      $784     $1,375
Class B Shares      $658     $890      $1,045   $1,669
Class C Shares      $273     $536      $923     $2,009

If you do not sell your shares at the end of the period:

                   1 YEAR   3 YEARS   5 YEARS   10 YEARS

Class B Shares      $158     $490      $845     $1,669
Class C Shares      $173     $536      $923     $2,009

44 PROSPECTUS

TAX EXEMPT FUNDS

ARMADA PENNSYLVANIA MUNICIPAL BOND FUND
================================================================================


FUND SUMMARY

INVESTMENT GOAL
Current income exempt from both regular federal income tax and, to the extent possible, Pennsylvania personal income tax as is consistent with conservation of capital

INVESTMENT FOCUS
Pennsylvania municipal securities

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
Medium

PRINCIPAL INVESTMENT STRATEGY
Investing in municipal obligations that pay interest that is exempt from federal income and Pennsylvania personal income taxes

INVESTOR PROFILE
Investors seeking tax exempt current income, and who are willing to accept moderate share price volatility


PRINCIPAL INVESTMENT STRATEGIES


The Armada Pennsylvania Municipal Bond Fund's investment objective is to provide current income exempt from regular federal income tax and, to the extent possible, from Pennsylvania personal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote. The Fund normally invests at least 80% of its net assets in debt securities issued by the Commonwealth of Pennsylvania, its political subdivisions and their agencies and instrumentalities that generate income exempt from federal income and Pennsylvania personal income taxes (Pennsylvania municipal securities). However, some Fund dividends will be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Pennsylvania residents. The Fund may invest up to 100% of its total assets in private activity bonds which may be treated as a specific tax preference item under the federal alternative minimum tax. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund primarily invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund ordinarily will maintain an average weighted portfolio maturity of between three and ten years.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and capital gains tax liabilities, and will lower Fund performance.


PRINCIPAL RISKS OF INVESTING

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that its market segment, tax free municipal securities, may underperform other fixed income market segments or the fixed income market as a whole.

An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund's focus of investments in securities of issuers located in Pennsylvania subjects the Fund to economic conditions and government policies within that state.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrences affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities. For additional information about risks, see "More Information About Risk."

45 PROSPECTUS

TAX EXEMPT FUNDS

================================================================================


PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

There is no performance information for Class B or Class C Shares because neither has completed a full calendar year of operations.

The performance of Class A, Class B and Class C Shares will differ due to differences in expenses.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

              CALENDAR YEAR TOTAL RETURN

                1997                        1998

                6.83%                       5.62%



       Best Quarter      2.88%   (9/30/98)
       Worst Quarter    -0.14%   (3/31/97)

The Fund's performance from January 1, 1999 to September 30, 1999 was -0.96%.

This table compares the Fund's average annual total returns for the periods ended December 31, 1998 to those of the Lehman 7 Year Municipal Bond Index.

CLASS A SHARES           1 YEAR     SINCE INCEPTION
--------------------------------------------------------------------------------
Armada Pennsylvania
Municipal Bond Fund       2.49%         5.26%(1)

Lehman 7 Year
Municipal Bond Index(2)   6.23%         7.31%(3)
--------------------------------------------------------------------------------
(1)Since September 11, 1996.

(2)The Lehman 7 Year Municipal Bond Index is a broad based total return index. The bonds are all investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.

(3)Since September 30, 1996.


FUND FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                        CLASS A    CLASS B    CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)(1)          3.00%     None       None
--------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as a percentage
of net asset value)                       None      5.00%(2)   1.00%(3)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)             None      None       None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)        None      None       None
--------------------------------------------------------------------------------
Exchange Fee                              None      None      None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                        CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
Investment Advisory Fees                 0.55%     0.55%      0.55%
--------------------------------------------------------------------------------
Distribution and Service
(12b-1) Fees                             0.10%     0.75%      0.75%
--------------------------------------------------------------------------------
Other Expenses                           0.29%     0.29%      0.44%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(4)                    0.94%     1.59%      1.74%
--------------------------------------------------------------------------------

(1) This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."

(2) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Selling Fund Shares."

(3) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.

(4) The Fund's total actual annual operating expenses for the Class A and Class B Shares for the most recent fiscal year were less than the amounts shown above because the Adviser and Distributor each waived a portion of the fees in order to keep total operating expenses at a specified level. With these fee waivers, the Fund's actual total operating expenses were 0.69% and 1.44%, respectively, for Class A and Class B Shares. Based on the foregoing, total operating expenses for Class A, Class B and Class C Shares are expected to be 0.69%, 1.44% and 1.59% (estimated), respectively. The Adviser and Distributor expect to continue these waivers, however, they may discontinue all or part of these waivers at any time.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team" and "Distribution of Fund Shares."




46 PROSPECTUS

TAX EXEMPT FUNDS

================================================================================

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A Shares      $393     $591      $804     $1,420
Class B Shares      $662     $902      $1,066   $1,713
Class C Shares      $277     $548      $944     $2,052

If you do not sell your shares at the end of the period:

                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B Shares      $162     $502      $866     $1,713
Class C Shares      $177     $548      $944     $2,052

47 PROSPECTUS

TAX EXEMPT FUNDS

ARMADA NATIONAL TAX EXEMPT BOND FUND
================================================================================

FUND SUMMARY

INVESTMENT GOAL
Current income exempt from federal income tax as is consistent with conservation of capital

INVESTMENT FOCUS
Municipal securities

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
Medium

PRINCIPAL INVESTMENT STRATEGY
Investing in municipal obligations that pay interest that is exempt from federal income tax

INVESTOR PROFILE
Investors seeking tax exempt current income, and who are willing to accept moderate share price volatility

PRINCIPAL INVESTMENT STRATEGIES

The Armada National Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote. The Fund normally invests at least 80% of its net assets in debt securities that generate income exempt from federal income tax. However, Fund dividends will generally be taxable for state and local income tax purposes. Also, some Fund dividends will be taxable for federal income tax purposes, such as those derived from occasional taxable investments and distributions of short and long-term capital gains. The Fund may invest up to 20% of its total assets in private activity bonds, the income of which may be treated as a specific tax preference item under the federal alternative minimum tax. The Fund invests in municipal securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund primarily invests only in investment grade securities. Investment grade municipal securities are those rated in one of the four highest rating categories as determined by a major rating agency. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund ordinarily will maintain a dollar-weighted average portfolio maturity of between three and ten years.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and capital gains tax liabilities, and will lower Fund performance.

PRINCIPAL RISKS OF INVESTING

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund is also subject to the risk that its market segment, tax exempt securities, may underperform other fixed income market segments or the fixed income market as a whole. For additional information about risks, see "More Information About Risk."






48 PROSPECTUS

TAX EXEMPT FUNDS

================================================================================

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

There is no performance information for Class B or Class C Shares because neither has completed a full calendar year of operations.

The performance of Class A, Class B and Class C Shares will differ due to differences in expenses.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURN

      1989  1990   1991   1992    1993    1994    1995   1996    1997    1998

     9.79%  4.65%  8.45%  9.74%  11.76%  -4.58%  14.05% -1.07%   6.57%   5.85%



       Best Quarter      6.19%   (6/30/89)
       Worst Quarter    -4.13%   (3/31/94)

The Fund's performance from January 1, 1999 to September 30, 1999 was -0.96%.

This table compares the Fund's average annual total returns for the periods ended December 31, 1998 to those of the Lehman 10 Year Municipal Bond Index.

--------------------------------------------------------------------------------
CLASS A SHARES    1 YEAR     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Armada National
Tax Exempt
Bond Fund          0.83%      2.95%      5.86%

Lehman 10 Year
Municipal Bond
Index(1)           6.76%      6.35%      8.32%
--------------------------------------------------------------------------------

(1)The Lehman 10 Year Municipal Bond Index is a broad based return index. The bonds are all investment grade, fixed rate with maturities of 9-12 years and are selected from issues larger than $50 million dated since January 1984.


The performance of the National Tax Exempt Bond Fund for the period prior to June 22, 1998 is represented by the performance of a common trust fund ("common trust fund") which operated prior to the effectiveness of the registration statement of the National Tax Exempt Bond Fund. The common trust fund was advised by National City Bank, an affiliate of the Adviser. At the time of the National Tax Exempt Bond Fund's inception, the common trust fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. In connection with the National Tax Exempt Bond Fund's commencement of operations, on June 22, 1998, the common trust fund transferred its assets to the Fund. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the National Tax Exempt Bond Fund.

The common trust fund was not open to the public generally, nor registered under the Investment Company Act of 1940 (the "1940 Act") or subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. Performance quotations of the common trust fund represent past performance of the Adviser managed common trust fund, which are separate and distinct from the National Tax Exempt Bond Fund; do not represent past performance of the Fund; and should not be considered as representative of future results of the Fund.

FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
                                        CLASS A    CLASS B    CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)(1)         4.75%     None       None
--------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as a percentage
of net asset value)                      None      5.00%(2)   1.00%(3)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)            None      None       None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)       None      None       None
--------------------------------------------------------------------------------
Exchange Fee                             None      None       None
--------------------------------------------------------------------------------

49 PROSPECTUS

TAX EXEMPT FUNDS

================================================================================

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                    CLASS A  CLASS B  CLASS C

Investment Advisory Fees             0.55%    0.55%    0.55%
--------------------------------------------------------------------------------
Distribution and Service
(12b-1) Fees                         0.10%    0.75%    0.75%
--------------------------------------------------------------------------------
Other Expenses                       0.25%    0.25%    0.40%
Total Annual Fund
--------------------------------------------------------------------------------
Operating Expenses(4)                0.90%    1.55%    1.70%
--------------------------------------------------------------------------------

(1) This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."

(2) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Selling Fund Shares."

(3) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.

(4) The Fund's total actual annual operating expenses for the Class A and Class B Shares for the most recent fiscal year were less than the amounts shown above because the Adviser and Distributor each waived a portion of the fees in order to keep total operating expenses at a specified level. With these fee waivers, the Fund's actual total operating expenses were 0.69% and 1.40%, respectively, for Class A and Class B Shares. Based on the foregoing, total operating expenses for Class A, Class B and Class C Shares are expected to be 0.69%, 1.40% and 1.55% (estimated), respectively. The Adviser and Distributor expect to continue these waivers, however, they may discontinue all or part of these waivers at any time.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team" and "Distribution of Fund Shares."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A Shares      $562     $748     $950     $1,530
Class B Shares      $658     $890     $1,045   $1,669
Class C Shares      $273     $536     $923     $2,009

If you do not sell your shares at the end of the period:

                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B Shares      $158     $490     $845     $1,669
Class C Shares      $173     $536     $923     $2,009






50 PROSPECTUS

MONEY MARKET FUNDS

ARMADA OHIO MUNICIPAL MONEY MARKET FUND
================================================================================

FUND SUMMARY

INVESTMENT GOAL
Current income exempt from regular federal income tax and Ohio personal income tax, consistent with stability of principal

INVESTMENT FOCUS
Ohio municipal money market instruments

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
Very low

PRINCIPAL INVESTMENT STRATEGY
Investing in a portfolio of high quality short-term debt securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

INVESTOR PROFILE
Conservative taxable investors in higher tax brackets seeking current income exempt from federal and Ohio income taxes

PRINCIPAL INVESTMENT STRATEGIES

The Armada Ohio Municipal Money Market Fund's investment objective is to provide current income exempt from regular federal income tax and Ohio personal income tax, consistent with stability of principal. The investment objective may be changed without a shareholder vote. The Fund invests exclusively in high quality money market instruments issued by or on behalf of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions, the income from which is exempt from regular federal income tax and Ohio personal income tax (Ohio money market instruments). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Ohio residents. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser.

The Fund may invest 100% of its assets in private activity bonds, the interest from which is a preference item for the federal alternative minimum tax. Under normal market conditions, at least 80% of the value of the Fund's total assets will be invested in Ohio money market instruments. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

The Fund is also subject to the risk that its market segment, Ohio municipal money market securities, may underperform other fixed income market segments or the fixed income market as a whole.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund's focus of investments in securities of issuers located in Ohio subjects the Fund to economic and government policies of that state. For additional information about risks, see "More Information About Risk."


51 PROSPECTUS

MONEY MARKET FUNDS

================================================================================

PERFORMANCE INFORMATION

There is no bar chart or performance information for the Class A Shares because it has not completed a full calendar year of operations.

FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                                              CLASS A

Investment Advisory Fees                       0.35%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees          0.10%
--------------------------------------------------------------------------------
Other Expenses                                 0.32%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(1)                          0.77%
--------------------------------------------------------------------------------

(1) The Fund's total actual annual operating expenses for the most recent fiscal year were less than the amounts shown above because the Adviser and Distributor each waived a portion of the fees in order to keep total operating expenses at a specified level. With these fee waivers, the Fund's actual total operating expenses were 0.51%. The Adviser and Distributor expect to continue these waivers so that total operating expenses for the current fiscal year will be 0.51%, however, they may discontinue all or part of these waivers at any time.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team" and "Distribution of Fund Shares."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A Shares       $79      $246      $428      $954








52 PROSPECTUS

MONEY MARKET FUNDS

ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
================================================================================

FUND SUMMARY

INVESTMENT GOAL
High current income exempt from regular federal income tax and Pennsylvania personal income tax, consistent with stability of principal

INVESTMENT FOCUS
Pennsylvania municipal money market instruments

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
Very low

PRINCIPAL INVESTMENT STRATEGY
Investing in a portfolio of high quality short-term debt securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

INVESTOR PROFILE
Conservative taxable investors in higher tax brackets seeking current income exempt from federal and Pennsylvania income taxes

PRINCIPAL INVESTMENT STRATEGIES

The Armada Pennsylvania Tax Exempt Money Market Fund's investment objective is to provide current income exempt from regular federal income tax and Pennsylvania personal income tax, consistent with stability of principal. The investment objective may be changed without a shareholder vote. The Fund invests exclusively in high quality money market instruments issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions and financing authorities, and obligations of the United States, including territories and possessions of the United States, the income from which is exempt from regular federal income tax and Pennsylvania income tax (Pennsylvania municipal money market instruments). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Pennsylvania residents. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser. As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax and Pennsylvania personal income tax, but it is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

The Fund is also subject to the risk that its market segment, tax exempt money market securities, may underperform other fixed income market segments or the fixed income market as a whole.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund's focus of investments in securities of issuers located in Pennsylvania subjects the Fund to economic and government policies of that state. For additional information about risks, see "More Information About Risk."


53 PROSPECTUS

MONEY MARKET FUNDS

================================================================================

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

              CALENDAR YEAR TOTAL RETURN

              1997                    1998

               3.33%                  2.98%




       Best Quarter      0.87%   (6/30/97)
       Worst Quarter     0.68%   (9/30/98)

The Fund's performance from January 1, 1999 to September 30, 1999 was 2.01%.

This table shows the Fund's average annual total returns for the periods ended December 31, 1998.

--------------------------------------------------------------------------------
CLASS A SHARES           1 YEAR     SINCE INCEPTION
--------------------------------------------------------------------------------
Armada Pennsylvania
Tax Exempt Money
Market Fund              2.98%        3.17%(1)
--------------------------------------------------------------------------------
(1) Since September 11, 1996.


FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                         CLASS A

Investment Advisory Fees                  0.40%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees     0.10%
--------------------------------------------------------------------------------
Other Expenses                            0.31%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(1)                     0.81%
--------------------------------------------------------------------------------

(1) The Fund's total actual annual operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and Distributor each waived a portion of the fees in order to keep total operating expenses at a specified level. With these fee waivers, the Fund's actual total operating expenses were 0.50%. The Adviser and Distributor expect to continue these waivers so that total operating expenses for the current fiscal year will be 0.50%, however, they may discontinue all or part of these waivers at any time.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team" and "Distribution of Fund Shares."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A Shares       $83      $259     $450     $1,002

54 PROSPECTUS

MONEY MARKET FUNDS

ARMADA TAX EXEMPT MONEY MARKET FUND
================================================================================

FUND SUMMARY

INVESTMENT GOAL
High current interest income exempt from federal income tax consistent with stability of principal while maintaining liquidity

INVESTMENT FOCUS
Municipal money market instruments

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
Very low

PRINCIPAL INVESTMENT STRATEGY
Investing in a portfolio of high quality short-term debt securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

INVESTOR PROFILE
Conservative taxable investors in higher tax brackets seeking current income exempt from federal income taxes

PRINCIPAL INVESTMENT STRATEGIES

The Armada Tax Exempt Money Market Fund's investment objective is to provide as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote. The Fund invests primarily in high quality money market instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities that pay interest exempt from federal taxes (municipal money market instruments). However, Fund dividends will generally be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser. As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax, but is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in money market instruments with remaining maturities of 397 days or less that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund is also subject to the risk that its market segment, tax exempt money market instruments, may underperform other fixed income market segments or the fixed income market as a whole. For additional information about risks, see "More Information About Risk."


55 PROSPECTUS

MONEY MARKET FUNDS

================================================================================

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

There is no performance information for Class B Shares because it has not completed a full calendar year of operations.

The performance of Class A and Class B Shares will differ due to differences in expenses.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURN

    1992    1993    1994   1995    1996    1997    1998

    2.41%   1.90%   2.41%  3.46%   3.11%   3.27%   3.08%



       Best Quarter      0.91%   (6/30/95)
       Worst Quarter     0.43%   (3/31/93)

The Fund's performance from January 1, 1999 to September 30, 1999 was 2.00%.

This table shows the Fund's average annual total returns for the periods ended December 31, 1998.

--------------------------------------------------------------------------------
CLASS A SHARES      1 YEAR   5 YEARS SINCE INCEPTION
--------------------------------------------------------------------------------

Armada Tax Exempt
Money Market Fund    3.08%    3.06%     2.91%(1)
--------------------------------------------------------------------------------
(1)Since April 1, 1991.

FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                      CLASS A   CLASS B
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)(1)        None     None
--------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as a percentage
of net asset value)(2)                  None     5.00%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)           None     None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)      None     None
--------------------------------------------------------------------------------
Exchange Fee                            None     None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                       CLASS A   CLASS B

Investment Advisory Fees                0.35%    0.35%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees   0.10%    0.75%
--------------------------------------------------------------------------------
Other Expenses                          0.27%    0.27%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(3)                   0.72%    1.37%
--------------------------------------------------------------------------------

(1)This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."

(2)This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Selling Fund Shares."

(3)The Fund's total actual annual operating expenses for Class A and Class B Shares for the most recent fiscal year were less than the amounts shown above because the Adviser and Distributor each waived a portion of the fees in order to keep total operating expenses at a specified level. With these fee waivers, the Fund's actual total operating expenses for the Class A and Class B Shares were 0.46% and 1.17%, respectively. Based on the foregoing, total operating expenses for Class A and Class B Shares are expected to be 0.46% and 1.17%, respectively. The Adviser and Distributor expect to continue these waivers, however, they may discontinue all or part of these waivers at any time.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team" and "Distribution of Fund Shares."

56 PROSPECTUS

MONEY MARKET FUNDS

================================================================================

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------

Class A Shares      $74      $230      $401      $894
Class B Shares      $639     $834      $950      $1,467

If you do not sell your shares at the end of the period:

                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B Shares      $139     $434      $750      $1,467


57 PROSPECTUS

MONEY MARKET FUNDS

ARMADA MONEY MARKET
================================================================================

FUND SUMMARY

INVESTMENT GOAL
High current income consistent with stability of principal while maintaining liquidity

INVESTMENT FOCUS
Money market instruments

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
Very low

PRINCIPAL INVESTMENT STRATEGY
Investing in a portfolio of high quality short-term debt securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

INVESTOR PROFILE
Conservative investors seeking current income through a liquid investment

PRINCIPAL INVESTMENT STRATEGIES

The Armada Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote. The Fund invests in a variety of high quality money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign government obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of Nationally Recognized Statistical Rating Organizations (NRSROs). The Adviser also invests in securities issued or guaranteed by the U.S. Government or its agencies (government obligations) and repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

In selecting investments for the Fund, the Adviser actively buys throughout the money market curve, laddering maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in money market instruments with remaining maturities of 397 days or less that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

The Fund is also subject to the risk that its market segment, money market securities, may underperform other fixed income market segments or the fixed income market as a whole. For additional information about risks, see "More Information About Risk."

58 PROSPECTUS

MONEY MARKET FUNDS

================================================================================

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, this Fund is managed for yield and not total return.

There is no performance information for Class B or Class C Shares because neither has completed a full calendar year of operations.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURN

    1992    1993     1994    1995    1996    1997    1998

    3.22%   2.64%    3.88%   5.61%   5.09%   5.22%   5.11%


       Best Quarter      1.40%   (6/30/95)
       Worst Quarter     0.64%   (6/30/93)

The Fund's performance from January 1, 1999 to September 30, 1999 was 3.42%.

This table shows the Fund's average annual total returns for the periods ended December 31, 1998.

--------------------------------------------------------------------------------
CLASS A SHARES      1 YEAR   5 YEARS    SINCE INCEPTION
--------------------------------------------------------------------------------
Armada Money
Market Fund          5.11%    4.98%        4.48%(1)
--------------------------------------------------------------------------------

(1)Since April 1, 1991.


FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                         CLASS A    CLASS B    CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)(1)          None       None       None
--------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as a percentage
of net asset value)                       None       5.00%(2)   1.00%(3)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)             None       None       None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)        None       None       None
--------------------------------------------------------------------------------
Exchange Fee                              None       None       None
--------------------------------------------------------------------------------

59 PROSPECTUS

MONEY MARKET FUNDS

================================================================================

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                    CLASS A  CLASS B(5)  CLASS C(5)

Investment Advisory Fees              0.35%    0.35%       0.35%
--------------------------------------------------------------------------------
Distribution and Service
(12b-1) Fees                          0.10%    0.75%       0.75%
--------------------------------------------------------------------------------
Other Expenses                        0.25%    0.25%       0.35%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(4)                 0.70%    1.35%       1.45%
--------------------------------------------------------------------------------

(1) This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."

(2) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Selling Fund Shares."

(3) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.

(4) The Fund's total actual annual operating expenses for Class A and B Shares for the most recent fiscal year were less than the amounts shown above because the Adviser and Distributor each waived a portion of the fees in order to keep total operating expenses at a specified level. With these fee waivers, the Fund's actual total operating expenses were 0.54% and 1.25%, respectively, for Class A and Class B Shares. Based on the foregoing, total operating expenses for Class A, Class B and Class C Shares are expected to be 0.54%, 1.25% and 1.35% (estimated), respectively. The Adviser and Distributor expect to continue these waivers, however, they may discontinue all or part of these waivers at any time.

(5) These Shares are available only through exchanges from other Funds within the respective class. Initial purchases of Class B Shares or Class C Shares of the Fund are not possible.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team" and "Distribution of Fund Shares."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A Shares      $72      $224      $390      $871
Class B Shares      $637     $828      $939      $1,444
Class C Shares      $248     $459      $792      $1,735

If you do not sell your shares at the end of the period:

                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B Shares      $137     $428      $739      $1,444
Class C Shares      $148     $459      $792      $1,735







60 PROSPECTUS

                                   ARMADA(R)
                                     FUNDS




                                                                 ARM-M-001-03000

NEW ACCOUNT APPLICATION
A, B, and C Shares

MAIL TO: Armada Funds
P.O. Box 8421, Boston, MA 02266-8421
FOR INFORMATION, CALL:
1-800-622-FUND (3863)

Please Print Clearly



[1]        SHAREHOLDER REGISTRATION

________________________________________________________________________________
NAME IN WHICH SHARES WILL BE REGISTERED
(YOUR FULL NAME, OR NAME OF CORPORATION, OR TRUSTEE)

________________________________________________________________________________
ADDRESS

________________________________________________________________________________
CITY                                          STATE                ZIP

(       )                                       (       )
________________________________________________________________________________
DAYTIME PHONE                                   EVENING PHONE

________________________________________________________________________________
SOCIAL SECURITY OR TAX I.D. NUMBER                  EMAIL ADDRESS

[ ] U.S. CITIZEN              [ ] OTHER   ______________________________________
                                                     SPECIFY

[ ] Check if eligible for waiver and indicate investor category
(See current prospectus for eligibility requirements).
If you check this block, only choose A Shares when selecting a fund. Investor Category: ____________________



[2]        TYPE OF ACCOUNT
[ ] INDIVIDUAL    [ ] JOINT  ___________________________________________________
                                           JOINT ACCOUNT OWNER
________________________________________________________________________________
SOCIAL SECURITY OR TAX I.D. NUMBER

[ ] TRUST_______________________________________________________________________
          NAME OF TRUST                                 DATE OF TRUST AGREEMENT

[ ] TRUSTEE NAME  ______________________________________________________________

[ ] CORPORATION, PARTNERSHIP OR OTHER ENTITY

    Remember, your Social Security/Taxpayer I.D. number must be provided to avoid back-up withholding.

________________________________________________________________________________
NAME                                        SOCIAL SECURITY OR TAX I.D. NUMBER

[ ] GIFT TO MINOR ______________________________________________________________
                                      CUSTODIAN'S NAME

AS CUSTODIAN FOR__________________________________________________ UNDER THE
                                   NAME OF MINOR

__________________________________________ UNIFORM GIFT/TRANSFER TO MINORS ACT
        STATE

MINOR'S SOCIAL SECURITY NO. ___________________________________________________


[3]        ARMADA FUNDS SELECTION

CHECK THE FUND(S) AND INDICATE THE AMOUNT OF INVESTMENT FOR EACH FUND. MINIMUM
INVESTMENT: $500 PER FUND OR $50 IF YOU CHOOSE THE PLANNED INVESTMENT PROGRAM
(PIP). ENCLOSE ONE CHECK FOR THE TOTAL AMOUNT OF YOUR INVESTMENT. "CLASS A" SHARES ARE SOLD SUBJECT TO A FRONT-END SALES CHARGE. "CLASS B" SHARES ARE SOLD WITH A CONTINGENT DEFERRED SALES CHARGE (CDSC) (BACK-END CHARGE) IMPOSED ON A SLIDING SCHEDULE WHEN SHARES ARE REDEEMED. "CLASS C" SHARES ARE SOLD WITH A CDSC OF 1.00% IF REDEEMED WITHIN 18 MONTHS OF PURCHASE.

FUND                                         AMOUNTS

EQUITY SERIES                      A SHARES                B SHARES              C SHARES
-------------                      --------                --------              --------
International Equity Fund       $__________(678)         $__________(311)       $__________(1199)
Small Cap Value Fund            $__________(627)         $__________(913)       $__________(1195)
Small Cap Growth Fund           $__________(679)         $__________(473)       $__________(1200)
Equity Growth Fund              $__________(621)         $__________(458)       $__________(1166)
Tax Managed Equity Fund         $__________(360)         $__________(446)       $__________(1161)
Core Equity Fund                $__________(682)         $__________(310)       $__________(1184)
Equity Index Fund               $__________(026)         $__________(1232)      $__________(1159)
Equity Income Fund              $__________(625)         $__________(472)       $__________(1193)

INCOME SERIES
-------------
Total Return
   Advantage Fund               $__________(626)         $__________(1178)      $__________(1194)
Bond Fund                       $__________(669)         $__________(359)       $__________(1197)
Intermediate Bond Fund          $__________(622)         $__________(357)       $__________(1167)
GNMA Fund                       $__________(672)         $__________(1176)      $__________(1198)
Enhanced Income Fund            $__________(624)         $__________(1177)      $__________(1169)

TAX EXEMPT SERIES
-----------------
Ohio Tax Exempt Bond Fund       $__________(623)                                $__________(1168)
Pennsylvania Municipal
   Bond Fund                    $__________(668)                                $__________(1196)
National Tax Exempt
   Bond Fund                    $__________(388)         $__________(356)       $__________(1163)

MONEY MARKET SERIES
-------------------
Ohio Municipal
   Money Market Fund            $__________(427)
Pennsylvania Tax Exempt         $__________(667)
   Money Market Fund
Tax Exempt Money
   Market Fund                  $__________(620)
Money Market Fund               $__________(618)         $__________(286)       $__________(1164)
Government Money
   Market Fund                  $__________(619)
Treasury Money
   Market Fund                  $__________(617)

ALLOCATION SERIES
-----------------
Balanced Allocation Fund        $__________(214)        $__________(302)        $__________(1160)
Other:____________________      $__________(000)        $__________(000)        $__________(0000)
       NAME OF ARMADA FUND

TOTAL INVESTMENT                                     $__________________________
For initial purchases in the Money Market Fund B or C Shares, you will need to complete the information for a Systematic Exchange in Section 9B.

METHOD OF PAYMENT:
[ ] Enclosed is my check for the total amount of my investment made payable to Armada Funds (Fund Name).
[ ]  Bank wire sent_____________________________________________________________
                          CONTROL NUMBER                         DATE

NOTE: To purchase shares by federal funds or bank wire, call 1-800-622-FUND (3863).

[4]    DIVIDEND INCOME
       & CAPITAL GAINS

CHECK YOUR CHOICE OF DIVIDEND/CAPITAL GAIN DISTRIBUTION AND CHOOSE YOUR PAYMENT METHOD, IF APPLICABLE.

Check one only; if none is checked, all dividend income and capital gains, if any, will be reinvested automatically.

[ ] Reinvest all dividend income and capital gains.
[ ] Pay dividends in cash and reinvest capital gains.
[ ] Pay capital gains in cash and reinvest dividends.
[ ] Pay all dividend income and capital gains in cash.

METHOD OF PAYMENT: If dividend income or capital gains are to be distributed in cash, select one of the following:
[ ] Send check to the address of record
[ ] Cash via Automated Transfer (See Section 5)
[ ] Special Dividend Service (See Section 7)

[5]    BANK, WIRE AND ELECTRONIC
       FUNDS TRANSFER INSTRUCTIONS

If you wish to buy or sell shares via wire or electronic funds transfer, or make use of the Planned Investment Program or Systematic Withdrawal Plan, you must attach a voided check for the bank account you wish to use, OR provide full bank account information as shown below. Any change in these instructions must be made in writing to Armada Funds.


________________________________________________________________________________
BANK NAME                                     BRANCH OFFICE (IF APPLICABLE)
________________________________________________________________________________
BANK ADDRESS (DO NOT USE P.O. BOX)
________________________________________________________________________________
 CITY                                         STATE                 ZIP

________________________________________________________________________________
NAME(S) ON YOUR BANK ACCOUNT
________________________________________________________________________________
BANK ACCOUNT NUMBER                                   BANK ABA NUMBER

Account Type (check one):       [ ] Checking      [ ] Savings

[6]     WAIVER OF TELEPHONE AND
        INTERNET TRANSACTIONS

The Fund(s) currently offer telephone and internet transaction privileges to its shareholders, whereby a shareholder can make wire transfers or exchanges over the telephone or via the internet.

Neither the Transfer Agent nor the Fund(s) will be responsible for the authenticity of redemption instructions received by telephone or internet if it reasonably believes those instructions to be genuine. The Fund(s) and its transfer agent will each employ reasonable procedures to confirm that telephone or internet instructions are genuine, and may be liable for losses resulting from unauthorized or fraudulent telephone or internet instructions if it does not employ these procedures. Such procedures may include taping of telephone conversations.

[ ]  I choose to waive the telephone and internet transaction features.


[7]        SPECIAL DIVIDEND SERVICE (OPTIONAL)

SPECIAL DIVIDEND SERVICE ALLOWS YOU TO INVEST INCOME AND CAPITAL GAINS FROM ONE ARMADA FUND INTO ANOTHER ARMADA FUND ACCOUNT.

[ ] Check box if you want this service.

I hereby authorize the Fund Distributor, SEI Investments Distribution Co., to invest dividends and capital gains as indicated below:

[ ] Invest Both Dividends and Capital Gains.
FROM: (Fund Name and Account Number)    TO: (Fund Name and Account Number)
_____________________________________   ________________________________________
_____________________________________   ________________________________________

[ ] Invest Only the Dividends.
FROM: (Fund Name and Account Number)    TO: (Fund Name and Account Number)
_____________________________________   ________________________________________
_____________________________________   ________________________________________


[8]        CHECK WRITING PRIVILEGE (Optional)

AVAILABLE ON ALL MONEY MARKET FUNDS (A SHARES ONLY).

[ ] Check box if you want this service.
If you elect this service, you must complete the signature card. (See Section 15.) Allow 14 business days for delivery of your checkbook after our receipt of the signed signature card. Checks may be written against your money market investment for a minimum of $100 each check.

[9]       SYSTEMATIC EXCHANGE PLAN (OPTIONAL)

[A] FOR SYSTEMATIC EXCHANGES FROM ARMADA MONEY MARKET CLASS A FUNDS TO ALL OTHER CLASS A FUNDS.*

Exchanges will take place on the 20th of each Month or Quarterly.

Total Investment Amount to be exchanged:  $ _________________________________
From: Money Market Account No. (if known) ___________________________________

To: Fund Name and Account Number (if known)     Monthly $ Amount ($50 min.)
        (Circle One)
___________________ $_________/month/quarter
___________________ $_________/month/quarter
___________________ $_________/month/quarter

*Please note that if you anticipate additional investment over the next 13 months, see Section 12 for Letter of Intent pricing. Each fund initial investment amount must total at least $500.00 with no minimum subsequent investments. The systematic exchange each month must equal at least $50.00 per Fund.

                                                          Continued on next page

[B] FOR SYSTEMATIC EXCHANGES FROM THE ARMADA MONEY MARKET FUND CLASS B SHARES TO ALL OTHER CLASS B SHARES OR FROM THE ARMADA MONEY MARKET FUND CLASS C SHARES TO ALL OTHER CLASS C SHARES.

Entire investment must be exchanged within:
(MUST choose one)
[ ] Six months from date of purchase
[ ] Twelve months from date of purchase

Exchanges will take place on the 20th of each Month.
**Total Investment Amount:  $__________________________________________________

Please indicate share class in which exchanges will occur (B or C):____________
From: Money Market Account No. (if known) _____________________________________
To: Fund Name and Account Number (if known)         Amount Total per Fund***
__________________________________________          $_______/month
__________________________________________          $_______/month
__________________________________________          $_______/month

(Must equal initial total investment above) **Total $___________________________

**Each fund investment amount must total at least $500.00. The monthly investment amount will be calculated automatically by dividing the total amount per fund by the time period chosen above. The systematic exchange each month must equal at least $50.00 per fund.

[10]     PLANNED INVESTMENT PROGRAM (OPTIONAL)

IF YOU CHOOSE THIS OPTION, YOU MUST ATTACH A VOIDED CHECK OR DEPOSIT SLIP OF THE BANK ACCOUNT YOU WISH TO USE OR PROVIDE FULL BANK INFORMATION IN SECTION 5.

The minimum initial investment of $500 is waived if the Fund(s) is opened as a Planned Investment Program (PIP).

[ ] Check box if you want this service.
Attached is an initial check for at least the minimum of $50.
I authorize the Fund Distributor, SEI Investments Distribution Co., to draw on my bank account on a periodic basis as indicated below, for investments in my Armada Funds account. I understand that if there are insufficient funds in my account, finance charges may apply.

[ ] I have attached a voided check OR deposit slip
[ ] Periodic investment amount $________________________________________________
                                       ($50 minimum)
Name of Fund ___________________________________________________________________
To specify additional PIP investments, please attach a separate sheet.

PREFERRED INVESTMENT SCHEDULE:
[ ] Semi-monthly, on the 5th and 20th of each month beginning___________________
                                                                (MONTH)
[ ] Monthly on the 5th day of each month beginning _____________________________
                                                                (MONTH)
[ ] Monthly on the 20th day of each month beginning ____________________________
                                                                (MONTH)
[ ] Quarterly on the first 5th of each quarter beginning________________________
                                                                (MONTH)

[11]        SYSTEMATIC WITHDRAWAL PLAN (OPTIONAL)

IF YOU CHOOSE AUTOMATED PAYMENT, YOU MUST ATTACH A VOIDED CHECK OR PROVIDE FULL BANK INFORMATION IN SECTION 5. PLEASE NOTE, AMOUNTS EQUALING MORE THAN 10% OF YOUR BALANCE FOR CLASS B OR CLASS C SHARES WILL BE SUBJECT TO THE CDSC SALES CHARGE.

[ ] Check box if you want this service.
To establish a Systematic Withdrawal Plan (SWP), an investor must own or purchase shares of Armada Funds having a current net asset value of at least $1,000.
Name of Fund ___________________________________________________________________
To specify additional SWP investments, please attach a separate sheet.

AMOUNT AND FREQUENCY OF PAYMENTS:
Beginning in_____________________   __________ please make
                   (MONTH)            (YEAR)
payments of _______________________________________________
                       ($100 MINIMUM)

     (Indicate minimum amount or percentage to withdraw in space provided.)

[ ] Monthly [ ] Quarterly [ ] Semi-annually [ ] Annually
[ ] The amount withdrawn is 10% or less of account value and qualifies for CDSC exemption.

METHOD OF PAYMENT (check one):
[ ] I wish to have payments under the SWP made via Automated Transfer to my bank account. (Please attach a voided check from the bank account you wish to use, or complete Section 5)

[ ] I wish to have payments under the SWP made to me by check and sent to the address of record.

[ ] I wish to have payments under the SWP made directly
    to my Armada Funds' money market fund:_____________________________
                                                  ACCOUNT NUMBER

[ ] I wish to have payments under the SWP made to me by check at the following address:
________________________________________________________________________________
ADDRESS
________________________________________________________________________________
CITY                                       STATE                  ZIP



[12]   LETTER OF INTENT (OPTIONAL)
LETTER OF INTENT ALLOWS YOU TO AGGREGATE ANTICIPATED PURCHASES OF A SHARES OVER A 13-MONTH PERIOD TO OBTAIN A REDUCED SALES CHARGE.

[ ] Check box if you want this service.
Although I am not obligated to do so, I intend to purchase
A Shares of Armada Funds over the next 13-month period which will equal or exceed:

    INTERMEDIATE BOND, TOTAL RETURN ADVANTAGE, GNMA, BOND, BALANCED ALLOCATION AND NATIONAL TAX EXEMPT BOND FUNDS:
        [ ] $50,000       [ ] $250,000      [ ] $1 Million
        [ ] $100,000      [ ] $500,000

    SMALL CAP VALUE, EQUITY GROWTH, EQUITY INCOME, CORE EQUITY,
    INTERNATIONAL EQUITY, SMALL CAP GROWTH AND TAX MANAGED EQUITY:
        [ ] $25,000       [ ] $100,000      [ ] $500,000
        [ ] $50,000       [ ] $250,000      [ ] $1 Million

    EQUITY INDEX, ENHANCED INCOME, OHIO TAX EXEMPT BOND AND
    PENNSYLVANIA MUNICIPAL BOND:
        [ ] $100,000              [ ] $500,000
        [ ] $250,000              [ ] $1 Million

If I do not fulfill this Letter of Intent, or if I redeem this amount within one year from the time I fulfill my Letter of Intent, I understand that I will be charged the highest sales charge applicable to the Fund. The Letter of Intent may include all purchases up to 90 days preceding the date the letter was signed. Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the prospectus. By completing this Letter of Intent and signing this Application, I agree to the terms and conditions of the Letter of Intent. I hereby irrevocably constitute and appoint SEI Investments Distribution Co., my attorney, with full power of substitution, to surrender for redemption any or all shares of Armada Funds held as security as described in the prospectus.

[13]        SIGNATURE & CERTIFICATION

I affirm that I have received and read the current prospectus of the Fund(s) selected on the first page and agree to its terms. I agree that SEI Investments Distribution Co., the Transfer Agent, Armada Funds or any affiliate or their officers, directors or employees will not be liable for any loss, expense or cost for acting upon any instructions or inquiries believed genuine.

I understand that National City Investment Management Co. serves as investment adviser to the Armada Funds for which it receives compensation for such advisory services. I understand that these investment products are not FDIC insured, are not deposits of, obligations of, or guaranteed by any bank, and involve investment risks, including possible loss of the principal invested.

By signing this application, I hereby certify under penalties of perjury that the information on this application is complete and correct and that as required by federal law: (Please check applicable boxes)

[ ]  U.S. Citizen/Taxpayer:

     [ ] I certify that (1) the number shown above on this form is the correct Social Security Number or Tax ID Number and (2) I am not subject to any backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

     [ ] If no Tax ID Number or Social Security Number has been provided above, I have applied, or intend to apply, to the IRS or the Social Security Administration for a Tax ID Number or a Social Security Number, and I understand that if I do not provide either number to the Transfer Agent within 60 days of the date of this application or if I fail to furnish my correct Social Security Number or Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W-9. You may request such form by calling the Transfer Agent at 1-800-622-FUND(3863)).

[ ]  Non-U.S. Citizen/Taxpayer:

     Indicate country of residence for tax purposes:

     ___________________________________________________________________________
     Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

X
--------------------------------------------------------------------------------
SIGNATURE (INDIVIDUAL OR CUSTODIAN)                                 DATE
X
--------------------------------------------------------------------------------
SIGNATURE (JOINT REGISTRANT, IF ANY)                                DATE
X
-------------------------------------------------------------------------------
SIGNATURE & TITLE (CORPORATE OFFICER, PARTNER, TRUSTEE, ETC.)       DATE


[14]        PRIVACY PROTECTION (OPTIONAL)

We want to offer you the array of financial-related products and services you need to accomplish your financial goals. In order to do so, Armada Funds may provide National City and its affiliates with certain shareholder information. We believe your privacy should not be compromised. You can expect that we will protect the privacy and use of your non-public personal and financial information. We will not sell information about you to any other company or share your information with any company that offers products that are not related to your financial needs.

[ ] I prefer not to receive promotional information about financial-related products and services offered by National City. (Please allow 8 to 10 weeks for your request to take effect. Once your request has been processed, it will remain in effect until you request a change).




[15]        HOW TO ESTABLISH CHECK WRITING PRIVILEGE (OPTIONAL)


TO ESTABLISH THE CHECK WRITING PRIVILEGE FOR A SINGLE FUND, ALL REGISTERED OWNERS MUST SIGN BELOW WITH A BLACK BALLPOINT PEN. IF YOU SHOULD HAVE ANY QUESTIONS, PLEASE CALL ARMADA FUNDS AT 1-800-622-FUND (3863).

METHOD OF PAYMENT:
Corporations, Trusts, Partnerships, and Associations must also complete a corporate resolution or certification form.
[ ] Check here if more than one signature is required. If this box is not marked, only one signature will be required on checks. (See notes on reverse.)

This check writing privilege applies only to the Armada Money Market Series
(A Shares Only).
________________________________________________________________________________
NAME OF MONEY MARKET FUND
________________________________________________________________________________
OWNER'S NAME                                     SOCIAL SECURITY NUMBER
________________________________________________________________________________
OWNER'S SIGNATURE                                DATE
________________________________________________________________________________
SIGNATURE(S) OF CO-OWNERS (IF ANY)               DATE
________________________________________________________________________________


[16]        DEALER INFORMATION

DEALER MUST HAVE APPROVED AGREEMENT WITH FUND DISTRIBUTOR,
SEI INVESTMENTS DISTRIBUTION CO.
________________________________________________________________________________
FIRM
________________________________________________________________________________
ADDRESS
________________________________________________________________________________
CITY                                   STATE                       ZIP
________________________________________________________________________________
PHONE                                     OFFICE NUMBER
________________________________________________________________________________
NAME OF REPRESENTATIVE                         NUMBER
________________________________________________________________________________
SIGNATURE OF REPRESENTATIVE
________________________________________________________________________________
SIGNATURE OF DEALER/SALES MANAGER

CHECK WRITING SIGNATURE CARD
(NOT AVAILABLE FOR RETIREMENT ACCOUNT)

Please provide information requested on reverse side.
The payment of funds on the conditions set forth below is authorized by the signature(s) appearing on the reverse side.

CONDITIONS: All checks will require all signatures administered exactly as they appear on the reverse side unless authority has been given to honor checks having an abbreviated first name or lacking or adding a middle initial providing that the signature is otherwise acceptable. Each signatory will guarantee the signature of those listed on the account.

The Bank is authorized by the person(s) signing this card ("Depositors") to honor any check for not less than the amount printed on the face of the check against the checking account and is directed to forward said check to the "Fund" as authority to reimburse the Bank by redeeming a sufficient number of shares for which certificates have not been issued in the Depositor's shareholder account.

Depositors will be subject to the Bank's rules and regulations governing such checking accounts including the right of the Bank not to honor checks in amounts exceeding the value of the Depositor's shareholder account with the "Fund" at the time the check is presented for payment. The undersigned understands that there may be Bank service charges in connection with the program (i.e. for insufficient funds or for checks written under $100) which will be deducted from the undersigned's investor account.

Depositors hereby authorize the "Fund" or its redemption agent to honor redemption requests presented in the above manner by the Bank. It is further agreed as follows:

(1) All items must be a minimum amount, if so printed on the face of the check, or they will be returned to the Depositor marked "Non-Sufficient Funds". Deposits into the account may be made only by the "Fund".

(2)  Cancelled checks will be returned to the Depositor(s) once monthly.

(3) The account may not be used for any purpose other than the presentment, forwarding and payment of checks relating to a mutual fund share account in the "Fund".

(4) The Bank reserves the right to change, modify or terminate this agreement at any time upon notification mailed to the address noted on your check.

MONEY MARKET FUNDS

ARMADA GOVERNMENT MONEY MARKET FUND
================================================================================

FUND SUMMARY

INVESTMENT GOAL

High current income consistent with stability of principal while maintaining liquidity

INVESTMENT FOCUS

Money market instruments issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements

SHARE PRICE VOLATILITY

(RELATIVE TO MUTUAL FUNDS GENERALLY)
Very Low

PRINCIPAL INVESTMENT STRATEGY

Investing in a portfolio of high quality short-term debt securities issued by the U.S. Government, its agencies and instrumentalities and repurchase agreements related to such securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

INVESTOR PROFILE

Conservative investors seeking current income through a liquid investment

PRINCIPAL INVESTMENT STRATEGIES

The Armada Government Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote. The Fund invests exclusively in obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies and instrumentalities and repurchase agreements. U.S. Government securities include direct obligations of the U.S. Treasury, and obligations of certain agencies such as Ginnie Maes and Fannie Maes.

In managing the Fund, the Adviser actively buys throughout the money market curve, laddering maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in money market instruments with remaining maturities of 397 days or less and maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The Fund is also subject to the risk that its market segment, money market instruments issued or guaranteed by the U.S. Government, may underperform other fixed income market segments or the fixed income market as a whole. For additional information about risks, see "More Information About Risk."

61 PROSPECTUS

MONEY MARKET FUNDS

================================================================================

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURN


1992         3.25%
1993         2.63%
1994         3.81%
1995         5.53%
1996         5.04%
1997         5.14%
1998         4.98%

            Best Quarter      1.39%   (6/30/95)
            Worst Quarter     0.64%   (3/31/93)

The Fund's performance from January 1, 1999 to September 30, 1999 was 3.36%.

This table shows the Fund's average annual total returns for the periods ended December 31, 1998.

CLASS A SHARES        1 YEAR    5 YEARS     SINCE INCEPTION
--------------------------------------------------------------------------------
Armada Government
Money Market Fund     4.98%      4.90%         4.40%(1)
--------------------------------------------------------------------------------

(1)Since April 1, 1991.


FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                            CLASS A

Investment Advisory Fees                     0.35%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees        0.10%
--------------------------------------------------------------------------------
Other Expenses                               0.25%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(1)                        0.70%
--------------------------------------------------------------------------------

(1) The Fund's total actual annual operating expenses for the most recent fiscal year were less than the amounts shown above because the Adviser and Distributor each waived a portion of the fees in order to keep total operating expenses at a specified level. With these fee waivers, the Fund's actual total operating expenses were 0.54%. The Adviser and Distributor expect to continue these waivers so that total operating expenses for the fiscal year will be 0.54%, however, they may discontinue all or part of these waivers at any time.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team" and "Distribution of Fund Shares."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                   1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A Shares       $72      $224       $390      $871


62 PROSPECTUS

MONEY MARKET FUNDS

ARMADA TREASURY MONEY MARKET FUND
================================================================================

FUND SUMMARY

INVESTMENT GOAL

High current income consistent with stability of principal while maintaining liquidity

INVESTMENT FOCUS

U.S. Treasury securities

SHARE PRICE VOLATILITY

(RELATIVE TO MUTUAL FUNDS GENERALLY)
Very low

PRINCIPAL INVESTMENT STRATEGY

Investing in a portfolio of high quality short-term obligations of the U.S. Treasury designed to allow the Fund to maintain a stable net asset value of $1.00 per share

INVESTOR PROFILE

Conservative investors seeking current income through a liquid investment


PRINCIPAL INVESTMENT STRATEGIES

The Armada Treasury Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote. The Fund invests exclusively in direct obligations of the U.S. Treasury, such as Treasury bills and notes, and in other money market funds that invest exclusively in such obligations.

In managing the Fund, the Adviser actively buys throughout the money market curve, laddering maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in money market instruments with remaining maturities of 397 days or less and maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

The Fund is also subject to the risk that its market segment, U.S. Treasury securities, may underperform other fixed income market segments or the fixed income market as a whole. For additional information about risks, see "More Information About Risk."

63 PROSPECTUS

MONEY MARKET FUNDS

================================================================================

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURN


1995                5.27%
1996                4.75%
1997                4.81%
1998                4.54%


       Best Quarter     1.34%    (6/30/95)
       Worst Quarter    1.00%   (12/31/98)

The Fund's performance from January 1, 1999 to September 30, 1999 was 3.05%.

This table shows the Fund's average annual total returns for the periods ended December 31, 1998.

CLASS A SHARES           1 YEAR     SINCE INCEPTION
--------------------------------------------------------------------------------
Armada Treasury
Money Market Fund        4.54%         4.84%(1)
--------------------------------------------------------------------------------

(1)Since December 22, 1994.

FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                            CLASS A

Investment Advisory Fees                     0.30%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees        0.10%
--------------------------------------------------------------------------------
Other Expenses                               0.28%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(1)      0.68%
--------------------------------------------------------------------------------


(1) The Fund's total actual annual operating expenses for the most recent fiscal year were less than the amounts shown above because the Adviser and Distributor each waived a portion of the fees in order to keep total operating expenses at a specified level. With these fee waivers, the Fund's actual total operating expenses were 0.57%. The Adviser and Distributor expect to continue these waivers so that total operating expenses for the fiscal year will be 0.57%, however, they may discontinue all or part of these waivers at any time.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team" and "Distribution of Fund Shares."
--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A Shares       $69       $218     $  379     $847


64 PROSPECTUS

ARMADA MID CAP GROWTH FUND
================================================================================

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

INVESTMENT FOCUS
Mid-cap equity securities

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
High

PRINCIPAL INVESTMENT STRATEGY

Investing in growth-oriented equity securities of medium-sized issuers

INVESTOR PROFILE

Investors seeking capital growth, and who are willing to accept the risks of investing in equity securities

PRINCIPAL INVESTMENT STRATEGIES

The Armada Mid Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded mid cap equity securities. The investment objective may be changed without a shareholder vote. The Fund will normally invest at least 80% of its total assets in the common stock of companies with mid cap stock market capitalizations. The Fund may invest up to 20% of its total assets at the time of purchase in foreign equity securities. In selecting investments for the Fund to buy and sell, the Adviser invests in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, sound and improving financial fundamentals and presently exhibit the potential for growth.

The Fund considers a mid-capitalization or "mid cap" company to be one that has a comparable market capitalization as the companies in the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index which reflects a medium-sized universe of growth-oriented securities.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and will lower Fund performance.

PRINCIPAL RISKS OF INVESTING

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

The Fund is also subject to the risk that its market segment, mid cap equity securities, may underperform other equity market segments or the equity market as a whole. For additional information about risks, see "More Information About Risk."

65 PROSPECTUS

================================================================================

PERFORMANCE INFORMATION

There is no bar chart or performance table for the Class A, Class B or Class C Shares because none has completed a full calendar year of operations.

The performance of Class A, Class B and Class C Shares will differ due to differences in expenses.

FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                     CLASS A   CLASS B     CLASS C

Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)(1)      5.50%     None        None
--------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as a percentage
of net asset value)                   None      5.00%(2)   1.00%(3)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)         None      None        None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)    None      None        None
--------------------------------------------------------------------------------
Exchange Fee                          None      None        None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                     CLASS A   CLASS B     CLASS C

Investment Advisory Fees              1.00%     1.00%       1.00%
--------------------------------------------------------------------------------
Distribution and Service
(12b-1) Fees                          0.10%     0.75%       0.75%
--------------------------------------------------------------------------------
Other Expenses(4)                     0.47%     0.47%       0.47%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(5)                 1.57%     2.22%       2.22%
--------------------------------------------------------------------------------

(1)This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."

(2)This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Selling Fund Shares."

(3)A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.

(4)"Other Expenses" are based on estimated amounts for the current fiscal year.

(5)The Distributor plans to waive a portion of its fees for the current fiscal year. The Distributor may revise or cancel this expense limitation at any time and will notify you of any material change.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                      1 YEAR          3 YEARS
--------------------------------------------------------------------------------
Class A Shares         $701             $1,018
Class B Shares         $725             $1,094
Class C Shares         $325             $694

If you do not sell your shares at the end of the period:

                      1 YEAR          3 YEARS
--------------------------------------------------------------------------------
Class B Shares         $225             $694
Class C Shares         $225             $694


66 PROSPECTUS

ARMADA LARGE CAP ULTRA FUND
================================================================================

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

INVESTMENT FOCUS
Large cap equity securities

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
High

PRINCIPAL INVESTMENT STRATEGY

Investing in equity securities of large companies that the Adviser believes have the potential for long-term above-average growth

INVESTOR PROFILE

Investors seeking growth of capital, and who are willing to accept the risks of investing in equity securities

PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Ultra Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without a shareholder vote. The Fund will normally invest at least 80% of its total assets in a diversified portfolio of common stocks and securities convertible into the common stocks of companies with large market capitalizations.

The Adviser takes a long-term approach to managing the Fund and typically invests in companies that have exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. The Adviser will consider selling a security when there is a deterioration of fundamentals leading to a deceleration in earnings growth.

The Fund considers a large capitalization or "large cap" company to be one that has a comparable market capitalization as the companies in the S&P 500/Barra Growth Index. The S&P 500/Barra Growth Index is an unmanaged index comprised of common stocks which are capitalization-weighted and have higher price-to-book ratios.

PRINCIPAL RISKS OF INVESTING

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that its market segment, large cap equity securities, may underperform other equity market segments or the equity market as a whole. For additional information about risks, see "More Information About Risk."

67 PROSPECTUS

================================================================================

PERFORMANCE INFORMATION

There is no bar chart or performance table for the Class A, Class B or Class C Shares because none has completed a full calendar year of operations.

The performance of Class A, Class B and Class C Shares will differ due to differences in expenses.

FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                    CLASS A  CLASS B    CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)(1)     5.50%    None       None
--------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as a percentage
of net asset value)                  None     5.00%(2)   1.00%(3)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)        None     None       None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)   None     None       None
--------------------------------------------------------------------------------
Exchange Fee                         None     None       None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                          CLASS A   CLASS B   CLASS C

Investment Advisory Fees                   0.75%     0.75%     0.75%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees      0.10%     0.75%     0.75%
--------------------------------------------------------------------------------
Other Expenses(4)                          0.43%     0.43%     0.43%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(5)                      1.28%     1.93%     1.93%
--------------------------------------------------------------------------------

(1)This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."

(2)This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Selling Fund Shares."

(3)A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.

(4)"Other Expenses" are based on estimated amounts for the current fiscal year.

(5)The Distributor plans to waive a portion of its fees for the current fiscal year. The Distributor may revise or cancel this expense limitation at any time and will notify you of any material change.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                      1 YEAR           3 YEARS
--------------------------------------------------------------------------------
Class A Shares         $673             $934
Class B Shares         $696             $1,006
Class C Shares         $296             $606

If you do not sell your shares at the end of the period:

                      1 YEAR           3 YEARS
--------------------------------------------------------------------------------
Class B Shares         $196             $606
Class C Shares         $196             $606


68 PROSPECTUS

ARMADA U.S. GOVERNMENT INCOME FUND
================================================================================

FUND SUMMARY

INVESTMENT GOAL

Current income as well as preservation of capital

INVESTMENT FOCUS

Mortgage-backed securities

SHARE PRICE VOLATILITY

(RELATIVE TO MUTUAL FUNDS GENERALLY)
Low

PRINCIPAL INVESTMENT STRATEGY

Investing in mortgage-related securities issued or guaranteed by the U.S. Government

INVESTOR PROFILE

Investors seeking current income, and who are willing to accept the risks of investing in fixed income securities

PRINCIPAL INVESTMENT STRATEGIES

The Armada U.S. Government Income Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. Government securities. The investment objective may be changed without a shareholder vote. The Fund invests normally at least 80% of its total assets in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The types of U.S. Government securities include mortgage-related securities, and Treasury bills, notes and bonds. The Fund may invest up to 20% of the value of its total assets in mortgage-related debt securities and preferred stock of non-governmental issuers and the same proportion of its total assets in non-governmental asset backed securities. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains a dollar-weighted average maturity of between three and ten years.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and will lower Fund performance.

PRINCIPAL RISKS OF INVESTING

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that its market segment, U.S. Government securities, may underperform other fixed income market segments or the fixed income market as a whole.

An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. For additional information about risks, see "More Information About Risk."

69 PROSPECTUS

================================================================================

PERFORMANCE INFORMATION

There is no bar chart or performance table for the Class A, Class B or Class C Shares because none has completed a full calendar year of operations.

The performance of Class A, Class B and Class C Shares will differ due to differences in expenses.

FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                    CLASS A   CLASS B     CLASS C

Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)(1)     4.75%     None       None
--------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as a percentage
of net asset value)                  None      5.00%(2)  1.00%(3)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)        None      None       None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)   None      None       None
--------------------------------------------------------------------------------
Exchange Fee                         None      None       None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                     CLASS A  CLASS B   CLASS C

Investment Advisory Fees              0.55%    0.55%     0.55%
--------------------------------------------------------------------------------
Distribution and Service
(12b-1) Fees                          0.10%    0.75%     0.75%
--------------------------------------------------------------------------------
Other Expenses(4)                     0.43%    0.43%     0.43%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(5)                 1.08%    1.73%     1.73%
--------------------------------------------------------------------------------

(1)This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."

(2)This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Selling Fund Shares."

(3)A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.

(4)"Other Expenses" are based on estimated amounts for the current fiscal year.

(5)The Distributor plans to waive a portion of its fees for the current fiscal year. The Distributor may revise or cancel this expense limitation at any time and will notify you of any material change.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                      1 YEAR          3 YEARS
--------------------------------------------------------------------------------
Class A Shares         $580             $802
Class B Shares         $676             $945
Class C Shares         $276             $545

If you do not sell your shares at the end of the period:

                      1 YEAR           3 YEARS
--------------------------------------------------------------------------------
Class B Shares         $176             $545
Class C Shares         $176             $545

70 PROSPECTUS

ARMADA MICHIGAN MUNICIPAL BOND FUND
================================================================================

FUND SUMMARY

INVESTMENT GOAL

Current income exempt from federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital

INVESTMENT FOCUS

Michigan tax exempt securities

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
Medium

PRINCIPAL INVESTMENT STRATEGY

Investing in municipal obligations that pay interest that is exempt from federal and Michigan state income taxes

INVESTOR PROFILE

Investors seeking tax exempt current income, and who are willing to accept moderate share price volatility

PRINCIPAL INVESTMENT STRATEGIES

The Armada Michigan Municipal Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital. Such income may be subject to the federal alternative minimum tax when received by certain shareholders. The investment objective may be changed without a shareholder vote. The Fund invests primarily in debt securities issued by or on behalf of the State of Michigan, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Michigan state income, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Michigan municipal securities). The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund will normally invest at least 80% of the value of its total assets in Michigan municipal securities. However, some Fund dividends will be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Michigan residents. The Fund may invest up to 100% of its total assets in private activity bonds which may be treated as a specific tax preference item under the federal alternative minimum tax.

The Fund invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of its shareholders. The Fund ordinarily will maintain a dollar-weighted average portfolio maturity of between three and ten years.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and will lower Fund performance.

PRINCIPAL RISKS OF INVESTING

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that its market segment, tax free municipal securities, may underperform other fixed income market segments or the fixed income market as a whole.

An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities. (continued)

71 PROSPECTUS

================================================================================

PRINCIPAL RISKS OF INVESTING  (continued)

The Fund's focus of investments in securities of issuers located in Michigan subjects the Fund to economic and government policies of that state.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrences affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities. For additional information about risks, see "More Information About Risk."

PERFORMANCE INFORMATION

There is no bar chart or performance table for the Class A, Class B or Class C Shares because none has completed a full calendar year of operations.

The performance of Class A, Class B and Class C Shares will differ due to differences in expenses.

FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                     CLASS A  CLASS B   CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)(1)      4.75%    None       None
--------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as a percentage
of net asset value)                   None     5.00%(2)   1.00%(3)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)         None     None       None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)       None     None       None
--------------------------------------------------------------------------------
Exchange Fee                          None     None       None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                    CLASS A   CLASS B    CLASS C

Investment Advisory Fees             0.55%     0.55%      0.55%
--------------------------------------------------------------------------------
Distribution and Service
(12b-1) Fees                         0.10%     0.75%      0.75%
--------------------------------------------------------------------------------
Other Expenses(4)                    0.43%     0.43%      0.58%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(5)                1.08%     1.73%      1.88%
--------------------------------------------------------------------------------

(1)This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."

(2)This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Selling Fund Shares."

(3)A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.

(4)"Other Expenses" are based on estimated amounts for the current fiscal year.

(5)The Distributor plans to waive a portion of its fees for the current fiscal year. The Administrator may revise or cancel this expense limitation at any time and will notify you of any material change.
--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                      1 YEAR           3 YEARS
--------------------------------------------------------------------------------
Class A Shares         $580             $802
Class B Shares         $676             $945
Class C Shares         $291             $591

If you do not sell your shares at the end of the period:

                      1 YEAR           3 YEARS
--------------------------------------------------------------------------------
Class B Shares         $176             $545
Class C Shares         $191             $591

72 PROSPECTUS

ARMADA TREASURY PLUS MONEY MARKET FUND
================================================================================

FUND SUMMARY

INVESTMENT GOAL

Current income consistent with liquidity and stability of principal

INVESTMENT FOCUS

U.S. Treasury securities and repurchase agreements related to such securities

SHARE PRICE VOLATILITY

(RELATIVE TO MUTUAL FUNDS GENERALLY)
Very low

PRINCIPAL INVESTMENT STRATEGY

Investing in a portfolio of high quality short-term obligations of the U.S. Treasury designed to allow the Fund to maintain a stable net asset value of $1.00 per share

INVESTOR PROFILE

Investors seeking current income through a liquid and stable investment

PRINCIPAL INVESTMENT STRATEGIES

The Armada Treasury Plus Money Market Fund's investment objective is to provide current income with liquidity and stability of principal. The investment objective may be changed without a shareholder vote. The Fund invests exclusively in obligations issued or guaranteed by the U.S. Treasury and repurchase agreements related to such securities.

In managing the Fund, the Adviser assesses current and projected market conditions. Based on this assessment, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive trade off between risk and return.

As a money market fund, the Fund invests only in money market instruments with remaining maturities of 397 days or less and maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa.

An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by the U.S. Treasury are backed by the U.S. Treasury.

The Fund is also subject to the risk that its market segment, U.S. treasury securities, may underperform other fixed income segments or the fixed income market as a whole. For additional information about risks, see "More Information About Risk."

73 PROSPECTUS

================================================================================

PERFORMANCE INFORMATION

There is no bar chart or performance table for the Class A Shares because they have not yet completed a full calendar year of operations.

FUND FEES AND EXPENSES

This table describe the shareholder fees that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                             CLASS A

Investment Advisory Fees                      0.30%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees(1)      0.10%
--------------------------------------------------------------------------------
Other Expenses(2)                             0.31%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses          0.71%
--------------------------------------------------------------------------------

(1) The Distributor plans to waive a portion of its fees for the current fiscal year. The Distributor may revise or cancel this expense limitation at any time and will notify you of any material change.

(2)"Other Expenses" are based on estimated amounts for the current fiscal year.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                      1 YEAR           3 YEARS
--------------------------------------------------------------------------------
Class A Shares         $73              $227

74 PROSPECTUS

                       This Page Intentionally Left Blank

MORE INFORMATION ABOUT RISK
================================================================================

                                                                     High-            Single
                                                                     Yield             State
                                          Fixed                      Lower  Municipal Concen-  Mortgage-  Foreign
                      Equity Convertible Income  Call Credit Event   Rated    Issuer  tration    Backed   Security Currency Hedging
                       Risk  Securities   Risk   Risk  Risk  Risk  Securities  Risk    Risk    Securities  Risks     Risk     Risk
                     ---------------------------------------------------------------------------------------------------------------
Armada International
Equity Fund             -                                                                                    -        -         -
------------------------------------------------------------------------------------------------------------------------------------
Armada Small Cap
Value Fund              -                                                                                    -        -         -
------------------------------------------------------------------------------------------------------------------------------------
Armada Small Cap
Growth Fund             -                                                                                    -        -         -
------------------------------------------------------------------------------------------------------------------------------------
Armada Equity
Growth Fund             -        -                                                                           -        -         -
------------------------------------------------------------------------------------------------------------------------------------
Armada Tax Managed
Equity Fund             -                                      -                                             -        -         -
------------------------------------------------------------------------------------------------------------------------------------
Armada Core
Equity Fund             -                                                                                    -        -         -
------------------------------------------------------------------------------------------------------------------------------------
Armada Equity
Index Fund              -                                                                                                       -
------------------------------------------------------------------------------------------------------------------------------------
Armada Equity
Income Fund             -        -                                                                           -        -         -
------------------------------------------------------------------------------------------------------------------------------------
Armada Balanced
Allocation Fund         -        -          -     -      -     -                                             -        -         -
------------------------------------------------------------------------------------------------------------------------------------
Armada Total Return
Advantage Fund          -                   -     -      -     -       -                           -         -        -         -
------------------------------------------------------------------------------------------------------------------------------------
Armada Bond Fund                            -     -      -     -                                   -                            -
------------------------------------------------------------------------------------------------------------------------------------
Armada Intermediate
Bond Fund                                   -     -      -     -                                   -         -        -         -
------------------------------------------------------------------------------------------------------------------------------------
Armada GNMA Fund                            -     -      -     -                                   -                            -
------------------------------------------------------------------------------------------------------------------------------------
Armada Enhanced
Income Fund             -                   -     -      -     -                                   -         -        -         -
------------------------------------------------------------------------------------------------------------------------------------
Armada Ohio Tax
Exempt Bond Fund                            -     -      -     -                 -       -
------------------------------------------------------------------------------------------------------------------------------------
Armada Pennsylvania
Municipal Bond Fund                         -     -      -     -                 -       -
------------------------------------------------------------------------------------------------------------------------------------
Armada National Tax
Exempt Bond Fund                            -     -      -     -                 -
------------------------------------------------------------------------------------------------------------------------------------
Armada Ohio Municipal
Money Market Fund                           -            -     -                 -       -
------------------------------------------------------------------------------------------------------------------------------------
Armada Pennsylvania
Tax Exempt Money
Market Fund                                 -            -     -                 -       -
------------------------------------------------------------------------------------------------------------------------------------
Armada Tax Exempt
Money Market Fund                           -            -     -                 -
------------------------------------------------------------------------------------------------------------------------------------
Armada Money
Market Fund                                 -            -     -                 -       -
------------------------------------------------------------------------------------------------------------------------------------
Armada Government
Money Market Fund                           -
------------------------------------------------------------------------------------------------------------------------------------
Armada Treasury
Money Market Fund                           -
------------------------------------------------------------------------------------------------------------------------------------
Armada Mid Cap
Growth Fund             -        -                -      -     -                                             -        -         -
------------------------------------------------------------------------------------------------------------------------------------
Armada Large Cap
Ultra Fund              -        -
------------------------------------------------------------------------------------------------------------------------------------
Armada U.S. Government
Income Fund                                 -     -                                                -                  -         -
------------------------------------------------------------------------------------------------------------------------------------
Armada Michigan
Municipal Bond Fund                         -     -      -     -                  -      -                                      -
------------------------------------------------------------------------------------------------------------------------------------
Armada Treasury Plus
Money Market Fund                           -     -            -                                                                -
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                            Foreign
                                                                           Real             Tracking  Year   Year
                       Leveraging  Derivatives                    Short   Estate   Regional   Error   2000   2000
                          Risk        Risk      Futures  Options  Sales  Investing    Risk    Risk    Risk   Risk
                     -----------------------------------------------------------------------------------------------
Armada International
Equity Fund                -            -          -        -                                           -      -
--------------------------------------------------------------------------------------------------------------------
Armada Small Cap
Value Fund                 -            -          -        -                                           -      -
--------------------------------------------------------------------------------------------------------------------
Armada Small Cap
Growth Fund                -            -          -        -                                           -      -
--------------------------------------------------------------------------------------------------------------------
Armada Equity
Growth Fund                -            -          -        -                                           -      -
--------------------------------------------------------------------------------------------------------------------
Armada Tax Managed
Equity Fund                -            -          -        -                                           -      -
--------------------------------------------------------------------------------------------------------------------
Armada Core
Equity Fund                -            -                   -                                           -      -
--------------------------------------------------------------------------------------------------------------------
Armada Equity
Index Fund                 -            -          -                                            -      -
--------------------------------------------------------------------------------------------------------------------
Armada Equity
Income Fund                -            -          -        -                                           -      -
--------------------------------------------------------------------------------------------------------------------
Armada Balanced
Allocation Fund            -            -          -        -        -                                  -      -
--------------------------------------------------------------------------------------------------------------------
Armada Total Return
Advantage Fund             -            -          -        -                                   -       -      -
--------------------------------------------------------------------------------------------------------------------
Armada Bond Fund                        -          -        -                                   -       -
--------------------------------------------------------------------------------------------------------------------
Armada Intermediate
Bond Fund                  -            -                                                       -       -      -
--------------------------------------------------------------------------------------------------------------------
Armada GNMA Fund           -            -          -        -         -                         -       -
--------------------------------------------------------------------------------------------------------------------
Armada Enhanced
Income Fund                -            -          -        -                                   -       -      -
--------------------------------------------------------------------------------------------------------------------
Armada Ohio Tax
Exempt Bond Fund                                                                       -                -
--------------------------------------------------------------------------------------------------------------------
Armada Pennsylvania
Municipal Bond Fund                                                                    -                -
--------------------------------------------------------------------------------------------------------------------
Armada National Tax
Exempt Bond Fund                                                                                        -
--------------------------------------------------------------------------------------------------------------------
Armada Ohio Municipal
Money Market Fund          -           -                                               -                -
--------------------------------------------------------------------------------------------------------------------
Armada Pennsylvania
Tax Exempt Money
Market Fund                -           -                                               -                -
--------------------------------------------------------------------------------------------------------------------
Armada Tax Exempt
Money Market Fund          -           -                                                                -
--------------------------------------------------------------------------------------------------------------------
Armada Money
Market Fund                -           -                                               -                -
--------------------------------------------------------------------------------------------------------------------
Armada Government
Money Market Fund          -           -                                                                -
--------------------------------------------------------------------------------------------------------------------
Armada Treasury
Money Market Fund                      -                                                                -
--------------------------------------------------------------------------------------------------------------------
Armada Mid Cap
Growth Fund                -           -           -        -         -         -                       -      -
--------------------------------------------------------------------------------------------------------------------
Armada Large Cap
Ultra Fund                                                                                              -
--------------------------------------------------------------------------------------------------------------------
Armada U.S. Government
Income Fund                -           -           -        -         -                                 -      -
--------------------------------------------------------------------------------------------------------------------
Armada Michigan
Municipal Bond Fund        -                                -                          -                -
--------------------------------------------------------------------------------------------------------------------
Armada Treasury Plus
Money Market Fund          -           -                                                                -
--------------------------------------------------------------------------------------------------------------------


76 PROSPECTUS

================================================================================

EQUITY RISK --Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

     CONVERTIBLE SECURITIES --Convertible securities have characteristics of both fixed income and equity securities. The value of the convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

FIXED INCOME RISK --The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

     CALL RISK -- During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

     CREDIT RISK -- The possibility that an issuer will be unable to make timely payments of either principal or interest.

     EVENT RISK -- Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by the Fund's multiple holdings.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks associated with investing in high-yield securities, including:

- High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

- The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

- Market prices for high-yield, lower rated securities may also be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.

- The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

MUNICIPAL ISSUER RISK --There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, the Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. The Fund also may be riskier than mutual funds that buy securities of issuers in numerous states.

77 PROSPECTUS

================================================================================

     MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITY RISKS -- Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt, and in turn a Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

In addition to these risks, certain foreign securities may be subject to the following additional risks factors:

     CURRENCY RISK -- Investments in foreign securities denominated in foreign currencies involve additional risks, including:

     - The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

     - A Fund may incur substantial costs in connection with conversions between various currencies.

     - A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

     - Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

     HEDGING RISK -- Hedging is a strategy designed to offset investment risks. Hedging activities include, among other things, the use of forwards, options and futures. There are risks associated with hedging activities, including:

     - The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest and currency exchange rates.

     - There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund or the currencies in which those securities are denominated and the prices of forward contracts, futures and options on futures.

     - There may not be a liquid secondary market for a futures contract or option.

     - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in currencies, futures contracts and options.

78 PROSPECTUS

================================================================================

     LEVERAGING RISK -- Leveraging activities include, among other things, borrowing and the use of short sales, options and futures. There are risks associated with leveraging activities, including:

     - A fund experiencing losses over certain ranges in the market that exceed losses experienced by a non-leveraged Fund.

     - There may be an imperfect or no correlation between the changes in market value of the securities held by a fund and the prices of futures and options on futures.

     - Although the funds will only purchase exchange-traded futures and options, due to market conditions there may not be a liquid secondary market for a futures contract or option. As a result, the funds may be unable to close out their futures or options contracts at a time which is advantageous.

     - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

     In addition, the following leveraged instruments are subject to certain specific risks:

     DERIVATIVES RISK -- The Funds use derivatives to attempt to achieve their investment objectives, while at the same time maintaining liquidity. To collateralize (or cover) these derivatives transactions, the Funds hold cash or U.S. Government securities.

     FUTURES -- Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

     The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade.

     Options -- The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.

     Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

     SHORT SALES -- Short sales are transactions in which a Fund sells a security it does not own. To complete a short sale, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund.

REAL ESTATE INVESTING -- The Fund's investments in the securities of real estate investment trusts (REITs) and companies principally engaged in the real estate industry may subject the Fund to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties and defaults by borrowers or tenants. In addition to these risks, REITs are dependent on specialized management skills and some REITs may have investments in relatively few properties, or in a small geographic area or a single type of property. These factors may increase the volatility of the Fund's investments in REITs.

REGIONAL RISK -- To the extent that a Fund's investments are focused in a specific geographic region, the Fund may be subject to the political and other developments affecting that region. Regional economies are often closely interrelated, and political and economic developments affecting one region, country or state often affect other regions, countries or states, thus subjecting a Fund to additional risks.

79 PROSPECTUS

================================================================================

TRACKING ERROR RISK -- Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, and leverage, may affect their ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is just a composite of the prices of the securities it represents rather than an actual portfolio of those securities, an index will have no expenses. As a result, a Fund, which will have expenses such as taxes, custody, management fees and other operational costs, and brokerage, may not achieve its investment objective of accurately correlating to an index.

YEAR 2000 RISK -- The Funds depend on the smooth functioning of computer systems in almost every aspect of their business. Like other mutual funds, businesses and individuals around the world, the Funds could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000, and distinguish between the year 2000 and the year 1900. The Funds have asked their service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and is seeking assurances from each service provider that they are devoting significant resources to prevent material adverse consequences to the Funds. While it is likely that such assurances will be obtained, the Funds and their shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Funds do business. In addition, to the extent that the operations of issuers of securities held by a Fund are impaired by the year 2000 transition, or prices of securities held by a Fund decline as a result of real or perceived problems relating to the year 2000, the value of such Fund's shares may be materially affected.

Furthermore, many foreign countries are not as prepared as the U.S. for the year 2000 transition. As a result, computer difficulties in foreign markets and with foreign institutions as a result of the year 2000 may add to the possibility of losses to the Funds and their shareholders.

EACH FUND'S OTHER INVESTMENTS

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information. Of course, the Trust cannot guarantee that any Fund will achieve its investment goal.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic, market, political or other conditions, or for temporary defensive or liquidity purposes, each Fund (except for the money market funds) may invest up to 100% of its assets in short-term high quality debt instruments that would not ordinarily be consistent with a Fund's principal investment strategies. A Fund will do so only if the Adviser or Sub-Adviser believes that the risk of loss outweighs the opportunity for achieving a Fund's investment objective.

INVESTMENT ADVISER, SUB-ADVISER AND INVESTMENT TEAM

The Investment Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program.

The Investment Adviser oversees the Sub-Adviser to ensure compliance with the Funds' investment policies and guidelines, and monitors the Sub-Adviser's adherence to its investment style. The Adviser pays the Sub-Adviser out of the Investment Advisory fees it receives (described on page 81).

The Board of Trustees of the Trust supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

National City Investment Management Company ("IMC"), with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as Adviser to the Funds. On June 30, 1999, IMC had approximately $25.4 billion in assets under management.

IMC utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team. In the case of the Armada Core Equity and the Armada Total Return Advantage Funds, National Asset Management Corporation ("NAM") serves as Sub-Adviser and manages these funds on a day-to-day basis; NAM selects, buys and sells the securities of these Funds under the supervision of the Adviser and the Board of Trustees.

80 PROSPECTUS

================================================================================

The table below shows the IMC management teams responsible for each fund as well as the advisory fees IMC received for each fund for the fiscal period ended May 31, 1999.

                                                                                ADVISORY FEES PAID AS A
                                                                                  PERCENTAGE OF AVERAGE
                                            MANAGEMENT TEAM/                 NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                   INVESTMENT ADVISER                     ENDED MAY 31, 1999
---------------------------------------------------------------------------------------------------------------
International Equity Fund                   International Equity Team                    1.04%(1)
Small Cap Value Fund                        Equity Value Team                            0.92%(1)
Small Cap Growth Fund                       Equity Growth Team                           0.93%(1)
Equity Growth Fund                          Equity Growth Team                           0.75%
Tax Managed Equity Fund                     Equity Growth Team                           0.57%(1)
Core Equity Fund                            National Asset Management
                                               Corporation (sub-adviser)                 0.75%
Equity Index Fund                           Equity Team                                  0.00%
Equity Income Fund                          Equity Value Team                            0.75%
Balanced Allocation Fund                    Equity and Fixed Income Teams                0.75%(2)
Total Return Advantage Fund                 National Asset Management
                                               Corporation (sub-adviser)                 0.35%
Bond Fund                                   Taxable Fixed Income Team                    0.55%
Intermediate Bond Fund                      Taxable Fixed Income Team                    0.40%
GNMA Fund                                   Taxable Fixed Income Team                    0.55%
Enhanced Income Fund                        Taxable Fixed Income Team                    0.22%(1)
Ohio Tax Exempt Bond Fund                   Tax Exempt Fixed Income Team                 0.05%(1)
Pennsylvania Municipal Bond Fund            Tax Exempt Fixed Income Team                 0.20%
National Tax Exempt Bond Fund               Tax Exempt Fixed Income Team                 0.04%(1)
Ohio Municipal Money Market Fund            Tax Exempt Money Market Team                 0.13%(1,2)
Pennsylvania Tax Exempt
  Money Market Fund                         Tax Exempt Money Market Team                 0.15%
Tax Exempt Money Market Fund                Tax Exempt Money Market Team                 0.15%
Money Market Fund                           Taxable Money Market Team                    0.25%
Government Money Market Fund                Taxable Money Market Team                    0.25%
Treasury Money Market Fund                  Taxable Money Market Team                    0.25%
Mid Cap Growth Fund                         Equity Growth Team                           1.00%(3)
Large Cap Ultra Fund                        Equity Growth Team                           0.75%(3)
U.S. Government Income Fund                 Taxable Fixed Income Team                    0.55%(3)
Michigan Municipal Bond Fund                Tax Exempt Fixed Income Team                 0.55%(3)
Treasury Plus Money Market Fund             Taxable Fixed Income Team                    0.30%(3)

   (1) Adviser fee or waiver changed during the period
   (2) Annualized
   (3) The Fund has not yet commenced operations


81 PROSPECTUS

================================================================================

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to buy, sell (sometimes called "redeem") or exchange Class A, Class B and Class C Shares of the Funds.

The classes have different expenses and other characteristics.

     CLASS A SHARES
     - Front-end sales charge
     - 12b-1 fees
     - $500 minimum initial investment -
       no subsequent minimum

     CLASS B SHARES
     - Contingent deferred sales charge
     - Higher 12b-1 fees
     - $500 minimum initial investment -
       no subsequent minimum

     CLASS C SHARES
     - Contingent deferred sales charge
     - Higher 12b-1 fees
     - $500 minimum initial investment -
       no subsequent minimum

For investors purchasing shares through a Planned Investment Program, the minimum initial investment is $50.

You may not purchase Class B Shares or Class C Shares of the Armada Money Market Fund as part of your initial investment. Class B Shares or Class C Shares of the Armada Money Market Fund are available only via an exchange from Class B Shares or Class C Shares, respectively, of another Fund of the Trust.

Class A and Class B Shares are for individual and corporate investors and retirement plans. Class C Shares are for individual investors and retirement plans.

HOW TO PURCHASE FUND SHARES

You may purchase shares directly by:

-  Mail
-  Telephone
-  Internet
-  Wire or
-  Automated Clearing House (ACH).

To purchase shares directly from us, please call 1-800-622-FUND (3863), log on to our website at www.armadafunds.com, or complete and send in the enclosed application. Unless you arrange to pay by wire or ACH, write your check, payable in U.S. dollars, to "Armada Funds (Fund name)." The Trust cannot accept third-party checks, credit cards, credit card checks or cash.

To purchase shares by wire, call 1-800-622-FUND (3863) to set up your account to accommodate wire transactions. To initiate your wire transaction, call your depository institution. Federal funds (monies transferred from one bank to another through the Federal Reserve system with same-day availability) should be wired to:

State Street Bank and Trust Company
ABA#011000028
Account
(Account Registration)
(Account Number)
(Wire Control Number) "See Below"

Prior to sending wires, please be sure to call 1-800-622-FUND (3863) to receive a wire control number to be included in the body of the wire (see above).

Note: Your bank may charge you a fee for this service.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Trust. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

82 PROSPECTUS

================================================================================

Your investment representative is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain investment representatives have agreements with the Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the investment representative must send your payment to the Funds by the time they price their shares on the following day. If your investment representative fails to do so, it may be responsible for any resulting fees or losses.

GENERAL INFORMATION
You may purchase shares on any day that the New York Stock Exchange is open for business (a "Business Day").

The Trust may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order plus, in the case of Class A Shares, the applicable front-end sales charge. The following table shows when the daily NAV is calculated for each of the funds and the deadline for submitting a purchase order to the Transfer Agent in order to receive the current Business Day's NAV:

                                                           Deadline for submitting
                                                            purchase orders to the
                                      Time of NAV          Transfer Agent to receive
                                       Calculation           the current day's NAV
------------------------------------------------------------------------------------
All Equity funds                  Each Business Day                4:00 p.m.
All Bond funds                    at 4:00 p.m. Eastern Time,       Eastern Time
                                  the regularly-scheduled
                                  close of normal trading
                                  on the New York
                                  Stock Exchange

Money Market Fund                 Twice daily                      2:30 p.m.
Government Money                  3:00 p.m. Eastern Time           Eastern Time
 Market Fund                      and 4:00 p.m. Eastern Time
                                  (close of trading on
                                  the New York Stock
                                  Exchange)

Treasury Money Market Fund        Twice daily                      12:30 p.m.
Tax Exempt Money Market Fund      1:00 p.m. Eastern Time           Eastern Time
PA Tax Exempt Money Market Fund   and 4:00 p.m. Eastern Time
OH Municipal Money Market Fund    (close of trading on
Treasury Plus Money Market Fund   the New York Stock
                                  Exchange)

So, for you to be eligible to receive dividends declared on the day you submit your purchase order, generally a Fund must receive your order by the above listed deadlines and federal funds (readily available funds) before 2:00 pm (Eastern Time) the following day.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of all of the assets in the Fund less liabilities and class expenses.

EQUITY AND BOND FUNDS

In calculating NAV, an equity or bond fund generally values its investment portfolio at market price. In the event that a sale of a particular fixed income security is not reported for that day, fixed income securities are priced at the mean between the most recent quoted bid and asked prices. Unlisted securities and securities traded on a national securities market for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. In the event that a sale of a particular equity security is not reported for that day, shares are priced at the last bid quotation. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Some Funds hold securities that are listed on foreign exchanges.
These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these Fund's investments may change on days when you cannot buy and hold shares of the Fund.

MONEY MARKET FUNDS

In calculating NAV for the money market funds, we generally value a Fund's investment portfolio using the amortized cost valuation method, which is described in detail in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

PLANNED INVESTMENT PROGRAM

If you have a checking or savings account with a bank, you may purchase Class A, Class B or Class C Shares automatically through regular deductions from your account in amounts of at least $50 per month.

With a $50 minimum initial investment, you may begin regularly scheduled investments on a semi-monthly, monthly or quarterly basis.

83 PROSPECTUS

================================================================================

SALES CHARGES

FRONT-END SALES CHARGES -- CLASS A SHARES

The offering price of Class A Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales load.

The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment:

INTERNATIONAL EQUITY, SMALL CAP VALUE, SMALL CAP GROWTH,
EQUITY GROWTH, TAX MANAGED EQUITY, CORE EQUITY, EQUITY
INCOME, LARGE CAP ULTRA AND MID CAP GROWTH FUNDS

--------------------------------------------------------------------------------
                                                         Dealers'
                     Sales Charge as  As a % of Net     Reallowance
If your              a % of Offering   Asset Value   as a % of Offering
Investment is:       Price Per Share    Per Share      Price Per Share
--------------------------------------------------------------------------------
Less than $25,000         5.50             5.80             5.25
--------------------------------------------------------------------------------
$25,000 but less
  than $50,000            5.25             5.50             5.00
--------------------------------------------------------------------------------
$50,000 but less
  than $100,000           4.75             5.00             4.50
--------------------------------------------------------------------------------
$100,000 but less
  than $250,000           3.75             3.90             3.50
--------------------------------------------------------------------------------
$250,000 but less
  than $500,000           3.00             3.10             2.75
--------------------------------------------------------------------------------
$500,000 but less
  than $1,000,000         2.00             2.00             1.75
--------------------------------------------------------------------------------
$1,000,000 or more        0.00             0.00             0.00
--------------------------------------------------------------------------------

BALANCED ALLOCATION, TOTAL RETURN ADVANTAGE, BOND,
INTERMEDIATE BOND, GNMA, NATIONAL TAX EXEMPT BOND, U.S.
GOVERNMENT INCOME AND MICHIGAN MUNICIPAL BOND FUNDS

--------------------------------------------------------------------------------
                                                          Dealers'
                    Sales Charge as   As a % of Net      Reallowance
If your             a % of Offering    Asset Value    as a % of Offering
Investment is:      Price Per Share     Per Share      Price Per Share
--------------------------------------------------------------------------------
Less than $50,000         4.75             5.00             4.50
--------------------------------------------------------------------------------
$50,000 but less
  than $100,000           4.00             4.20             3.75
--------------------------------------------------------------------------------
$100,000 but less
  than $250,000           3.75             3.90             3.50
--------------------------------------------------------------------------------
$250,000 but less
  than $500,000           2.50             2.80             2.25
--------------------------------------------------------------------------------
$500,000 but less
  than $1,000,000         2.00             2.00             1.75
--------------------------------------------------------------------------------
$1,000,000 or more        0.00             0.00             0.00
--------------------------------------------------------------------------------

ENHANCED INCOME FUND

--------------------------------------------------------------------------------
                                                          Dealers'
                    Sales Charge as   As a % of Net      Reallowance
If your             a % of Offering    Asset Value    as a % of Offering
Investment is:      Price Per Share     Per Share      Price Per Share
--------------------------------------------------------------------------------
Less than $100,000        2.75             2.83             2.50
--------------------------------------------------------------------------------
$100,000 but less
  than $250,000           1.75             1.78             1.50
--------------------------------------------------------------------------------
$250,000 but less
  than $500,000           1.00             1.01             0.75
--------------------------------------------------------------------------------
$500,000 but less
  than $1,000,000         0.50             0.50             0.25
--------------------------------------------------------------------------------
$1,000,000 or more        0.00             0.00             0.00
--------------------------------------------------------------------------------

EQUITY INDEX FUND

--------------------------------------------------------------------------------
                                                          Dealers'
                    Sales Charge as    As a % of Net    Reallowance
If your             a % of Offering     Asset Value   as a % of Offering
Investment is:      Price Per Share      Per Share     Price Per Share
--------------------------------------------------------------------------------
Less than $100,000        3.75             3.90             3.50
--------------------------------------------------------------------------------
$100,000 but less
  than $250,000           2.75             2.83             2.50
--------------------------------------------------------------------------------
$250,000 but less
  than $500,000           2.00             2.04             1.75
--------------------------------------------------------------------------------
$500,000 but less
  than $1,000,000         1.25             1.27             1.00
--------------------------------------------------------------------------------
$1,000,000 or more        0.00             0.00             0.00
--------------------------------------------------------------------------------

OHIO TAX EXEMPT BOND AND PENNSYLVANIA MUNICIPAL BOND FUNDS

--------------------------------------------------------------------------------
                                                         Dealers'
                     Sales Charge as   As a % of Net    Reallowance
If your              a % of Offering    Asset Value   as a % of Offering
Investment is:       Price Per Share     Per Share     Price Per Share
--------------------------------------------------------------------------------
Less than $100,000        3.00             3.09             2.75
--------------------------------------------------------------------------------
$100,000 but less
  than $250,000           2.00             2.04             1.75
--------------------------------------------------------------------------------
$250,000 but less
  than $500,000           1.50             1.52             1.25
--------------------------------------------------------------------------------
$500,000 but less
  than $1,000,000         1.00             1.01             0.75
--------------------------------------------------------------------------------
$1,000,000 or more        0.00             0.00             0.00
--------------------------------------------------------------------------------

With respect to purchases of $1,000,000 or more of the Fund, the Adviser may pay from its own funds a fee of 1% (or .25% in the case of the Enhanced Income Fund) of the amount invested to the financial institution placing the purchase order. A1% (or .25% in the case of the Enhanced Income Fund) sales charge will be assessed against a shareholder's fund account if its value falls below $1,000,000 due to a redemption by the shareholder within the first year following the initial investment of $1,000,000 or more.

84 PROSPECTUS

================================================================================

WAIVER OF FRONT-END SALES CHARGE -- CLASS A SHARES

The front-end sales charge will be waived on Class A Shares purchased:

- by Trustees and Officers of the Trust and their immediate families (spouse, parents, siblings, children and grandchildren);

- by directors and retired directors of National City Corporation (NCC) or any of its affiliates and their immediate families, employees and retired employees of NCC or any of its affiliates and their immediate families and participants in employee benefit/retirement plans of NCC or any of its affiliates and their immediate families;

- by direct transfer of rollover from a qualified plan for which affiliates of NCC serve as trustee or agent (or certain institutions having relationships with affiliates of NCC);

- by investors purchasing through payroll deduction, investors in Armada Plus account through NCC's Retirement Plan Services or investors investing through "one stop" networks;

- by orders placed by qualified broker-dealers, investment advisers or financial planners who charge a management fee for their services and place trades for their own account or accounts of clients; and

- by exchanges from Parkstone B Shares to the Trust's Class A Shares or by exchanges from Parkstone A Shares to the Trust's Class A Shares. If sales charge for new shares would be greater than sales charge paid on the previous shares, the shareholder is responsible for paying the difference.

REPURCHASE OF CLASS A SHARES

You may repurchase any amount of Class A Shares of any Fund at NAV without the normal front-end sales charge, up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 180 days of your redemption. In addition, you must notify the Fund when you send in your purchase order that you are repurchasing shares and would like to exercise this option.

REDUCED SALES CHARGES -- CLASS A SHARES

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. The Fund will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for:

  (i)  your account
 (ii)  your spouse's account
(iii)  a joint account with your spouse or
 (iv)  your minor children's trust or custodial accounts.

A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The Fund will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask us for the reduction at the time of purchase.You must provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Fund may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of Class A Shares sold subject to a sales charge. As a result, shares of the Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

If you do not purchase the amount of shares indicated in the Letter, the Letter authorizes the Fund to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period or you redeem the entire amount within one year from the time of fulfillment, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate
85 PROSPECTUS

================================================================================

sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, the Fund will combine same day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent. You must notify the Fund of the purchases that qualify for this discount.

CONTINGENT DEFERRED SALES CHARGES --
       CLASS B SHARES AND CLASS C SHARES

You do not pay a sales charge when you purchase Class B or Class C Shares. The offering price of Class B and Class C Shares is simply the next calculated NAV. But if you sell your Class B Shares within five years after your purchase or your Class C Shares within eighteen months of purchase, you will pay a contingent deferred sales charge as described in the table below for Class B Shares or 1.00% for Class C Shares on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class B Shares of one Fund for Class B Shares of another Fund or to exchanges of Class C Shares of one Fund for Class C Shares of another Fund. After eight years, your Class B Shares are converted to Class A Shares. There is no conversion feature for Class C Shares.

--------------------------------------------------------------------------------
                                            Class B Shares
                        Contingent Deferred Sales Charge as a Percentage of
Years Since Purchase                Dollar Amount Subject to Charge
--------------------------------------------------------------------------------
First                                            5.0%
Second                                           5.0%
Third                                            4.0%
Fourth                                           3.0%
Fifth                                            2.0%
Sixth                                            None
Seventh                                          None
Eighth                                           None

When an investor redeems his or her Class B Shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Class B Shares are redeemed first from those Class B Shares that are not subject to the deferred sales load (i.e. Class B Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Class B Shares that have been held the longest. The contingent deferred sales charge will be waived if you sell your Class B or Class C Shares for the following reasons:

-  redemptions following the death or disability of a shareholder;

- redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;

- minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

- redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with plan sponsor;

-  redemptions by a settlor of a living trust;

- redemptions effected pursuant to a Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

-  return of excess contributions;

- redemptions following the death or disability of both shareholders in the case of joint accounts;

- exchanges of Class B or Class C Shares between Class B or Class C Shares of the Funds, respectively of the Trust; and

- distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee after 12 months and then as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which Class of shares you buy.

From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

86 PROSPECTUS

================================================================================

HOW TO SELL YOUR FUND SHARES

Holders of Class A, Class B or Class C Shares may sell shares by following procedures established when they opened their account or accounts. If you have questions, call 1-800-622-FUND (3863).

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares.

If you own your shares directly, you may sell (sometimes called "redeem") your shares on any Business Day by contacting a Fund directly by mail, by Internet at www.armadafunds.com or by telephone at 1-800-622- FUND (3863). The minimum amount for telephone and Internet redemptions is $100.

If you would like to sell $100,000 or more of your shares, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by the Fund will be the next NAV determined less, in the case of Class B and Class C Shares, any applicable deferred sales charge. Good order means that your request includes complete information and legal requirements on your purchase, exchange or redemption and that the Fund has received the appropriate assets.

When an Investor redeems his or her Class B Shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Class B Shares are redeemed first from those Class B Shares that are not subject to the deferred sales load (i.e., Class B Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Class B Shares that have been held the longest.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account. There will be no deferred sales charge on systematic withdrawals made on Class B or Class C Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance.

CHECK WRITING AVAILABLE TO CLASS A SHARES

To apply for check writing privileges on your investment in A shares of any Armada money market fund, complete the appropriate section and the signature card in the account application. Upon receipt of your signature card, you will be sent checks for your account. The minimum amount for a check written from your account is $100. However, your account cannot be closed by writing a check. You will receive daily dividends declared on the shares to be redeemed up to the day that a check is presented for payment. The Trust will give you at least 30 days written notice before modifying or terminating your check writing privilege.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account or sent to you by check. Armada Funds does not charge a fee to wire your funds; however, your institution may charge a fee. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. The Armada Tax Managed Equity Fund may fund redemptions of $1 million or more with appreciated securities rather than cash.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

87 PROSPECTUS

================================================================================

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares if the New York Stock Exchange restricts trading, the SEC declares an emergency or for other reasons. More information about this is in our Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares on any Business Day by contacting us directly by mail, Internet or telephone.

You may also exchange shares through your financial institution by mail or telephone. Exchange requests must be for an amount of at least $500.

The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for market-timing - switching money into investments in anticipation of rising prices or taking money out in anticipation of the market falling. As money is shifted in and out, a Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges to one exchange every two months during a given 12-month period beginning upon the date of the first exchange transaction. Management of the Trust reserves the right to limit, amend or impose charges upon, terminate or otherwise modify the exchange privilege. You will be provided 60 days' notice before any material action is taken.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

CLASS A SHARES

You may exchange Class A Shares of any Fund for Class A Shares of any other Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into a Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (e.g., the difference between the lower and higher applicable sales charges). If you exchange shares into a Fund with the same, lower or no sales charge there is no incremental sales charge for the exchange in this manner.

CLASS B SHARES

You may exchange Class B Shares of any Fund for Class B Shares of any other Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange, provided you hold your shares for at least five years from your initial purchase.

CLASS C SHARES

You may exchange Class C Shares of any Fund for Class C Shares of any other Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although the Trust has certain safeguards and procedures to confirm the authenticity of instructions, the Trust is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone or via the Internet, you will generally bear the risk of any loss.

SYSTEMATIC EXCHANGE PROGRAM AVAILABLE TO CLASS A, B AND C SHARES

The Systematic Exchange Program allows you to exchange your existing shares of an Armada money market fund for any other Armada fund of the same class automatically, at monthly or quarterly intervals. Exchanging in this manner will reduce the average cost per share of a non-money market fund.

Because purchases of A shares of non-money market funds may be subject to an initial sales charge, it may be beneficial for you to execute a Letter of Intent indicating an intent to purchase A shares in connection with this program.

If you would like to enter a systematic exchange program concerning B or C shares you must exchange them within six or twelve months from the date of purchase. You may apply for participation in this program by calling 1-800-622-FUND (3863) or completing an account application.

88 PROSPECTUS

================================================================================

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan under Rule 12b-1, pursuant to the 1940 Act, as amended that allows each Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution fees, as a percentage of average daily net assets are as follows:

                                                CLASS A      CLASS B      CLASS C
--------------------------------------------------------------------------------
Armada International Equity Fund                 0.04%        0.75%        0.75%
Armada Small Cap Value Fund                      0.04%        0.75%        0.75%
Armada Small Cap Growth Fund                     0.04%        0.75%        0.75%
Armada Equity Growth Fund                        0.04%        0.75%        0.75%
Armada Tax Managed Equity Fund                   0.04%        0.75%        0.75%
Armada Core Equity Fund                          0.04%        0.75%        0.75%
Armada Equity Index Fund                         0.00%        0.75%        0.75%
Armada Equity Income Fund                        0.04%        0.75%        0.75%
Armada Balanced Allocation Fund                  0.04%        0.75%        0.75%
Armada Total Return Advantage Fund               0.00%        0.75%        0.75%
Armada Bond Fund                                 0.04%        0.75%        0.75%
Armada Intermediate Bond Fund                    0.04%        0.75%        0.75%
Armada GNMA Fund                                 0.04%        0.75%        0.75%
Armada Enhanced Income Fund                      0.00%        0.75%        0.75%
Armada Ohio Tax Exempt
   Bond Fund                                     0.04%        0.75%        0.75%
Armada Pennsylvania
   Municipal Bond Fund                           0.00%        0.75%        0.75%
Armada National Tax Exempt
   Bond Fund                                     0.04%        0.75%        0.75%
Armada Ohio Municipal
   Money Market Fund                             0.04%         N/A          N/A
Armada Pennsylvania
   Tax Exempt Money Market Fund                  0.04%         N/A          N/A
Armada Tax Exempt
   Money Market Fund                             0.04%         N/A          N/A
Armada Money Market Fund                         0.04%        0.75%        0.75%
Armada Government
   Money Market Fund                             0.04%         N/A          N/A
Armada Treasury
   Money Market Fund                             0.04%         N/A          N/A
Armada Mid Cap Growth Fund*                      0.04%        0.75%        0.75%
Armada Large Cap Ultra Fund*                     0.04%        0.75%        0.75%
Armada U.S. Government
   Income Fund*                                  0.04%        0.75%        0.75%
Armada Michigan
   Municipal Bond Fund*                          0.04%        0.75%        0.75%
Armada Treasury Plus Money
   Market Fund*                                  0.04%         N/A          N/A

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to dealers selling shares of a Fund.

*As of the printing of this prospectus, these Funds have not yet commenced operations.

DIVIDENDS AND TAXES

Each Fund distributes its income as follows:

Armada International Equity Fund                  Annually
Armada Small Cap Value Fund                       Annually
Armada Small Cap Growth Fund                      Annually
Armada Equity Growth Fund                        Quarterly
Armada Tax Managed Equity Fund                   Quarterly
Armada Core Equity Fund                          Quarterly
Armada Equity Index Fund                         Quarterly
Armada Equity Income Fund                        Quarterly
Armada Balanced Allocation Fund                  Quarterly
Armada Total Return Advantage Fund                Monthly
Armada Bond Fund                                  Monthly
Armada Intermediate Bond Fund                     Monthly
Armada GNMA Fund                                  Monthly
Armada Enhanced Income Fund                       Monthly
Armada Ohio Tax Exempt Bond Fund                  Monthly
Armada Pennsylvania Municipal
   Bond Fund                                      Monthly
Armada National Tax Exempt
   Bond Fund                                      Monthly
Armada Ohio Municipal Money
   Market Fund                                    Monthly
Armada Pennsylvania Tax Exempt
   Money Market Fund                              Monthly
Armada Tax Exempt Money Market Fund               Monthly
Armada Money Market Fund                          Monthly

89 PROSPECTUS

================================================================================

Armada Government Money
   Market Fund                                    Monthly
Armada Treasury Money Market Fund                 Monthly
Armada Mid Cap Growth Fund*                      Quarterly
Armada Large Cap Ultra Fund*                     Quarterly
Armada U.S. Government Income Fund*               Monthly
Armada Michigan Municipal Bond Fund*              Monthly
Armada Treasury Plus Money
   Market Fund*                                   Monthly

* As of the printing of this prospectus, these Funds have not yet commenced operations.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.
FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions (other than exempt-interest dividends, discussed below) will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

In the case of any Fund other than a money-market Fund, you should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxable on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund (or an in-kind redemption), based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA(or other tax-qualified plan) will not be currently taxable.

It is expected that the Armada International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Armada International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

The Armada Tax Exempt Money Market Fund, Armada Pennsylvania Tax
Exempt Money Market Fund, Armada Ohio Municipal Money Market Fund, Armada Ohio Tax Exempt Bond Fund, Armada Pennsylvania Municipal Bond Fund, Armada National Tax Exempt Bond Fund, and Armada Michigan Municipal Bond Fund (the "Tax exempt Funds") anticipate that substantially all of their income dividends will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends will be taxable, such as dividends that are derived from occasional taxable investments, and in the case of other than money market Funds, distributions of short and long-term capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax exempt Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Exempt Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.


90 PROSPECTUS

================================================================================

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

Shareowners may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal Securities or interest on securities of the particular state or localities within the state. The Armada Pennsylvania Tax Exempt Money Market Fund and Armada Pennsylvania Municipal Bond Fund intend to distribute income that is exempt from Pennsylvania personal income taxes. The Armada Ohio Tax Exempt Bond Fund and Armada Ohio Municipal Money Market Fund intend to distribute income that is exempt from Ohio personal income taxes. The Armada Michigan Municipal Bond Fund intends to distribute income that is exempt from Michigan income taxes. Shareowners should consult their tax advisers regarding the tax status of distributions in their state and locality.

Each Fund may invest a portion of its assets in securities that generate taxable income for federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes. Any capital gains distributed by these Funds may be taxable.

The Funds use a tax management technique known as "highest in, first out." Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

91 PROSPECTUS

FINANCIAL HIGHLIGHTS
================================================================================

The tables that follow present performance information about Class A and Class B Shares of each Fund. As of the printing of this prospectus, Class C Shares have not yet commenced operations. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information, except from the Financial Highlights of the Bond Fund, GNMA Fund, Pennsylvania Municipal Fund and Pennsylvania Tax Exempt Money Market Fund for each Fund's respective commencement of operations date through May 31, 1996, has been audited by Ernst & Young LLP, independent auditors. Their report, along with each Fund's financial statements, appears in the annual report that accompanies our Statement of Additional Information. The financial highlights of the Bond Fund, GNMA Fund, Pennsylvania Municipal Fund and Pennsylvania Tax Exempt Money Market Fund from each Fund's respective commencement of operations date through May 31, 1996, were audited by PricewaterhouseCoopers, LLP, each Fund's predecessor independent accountants. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

ARMADA INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout Each Period

                                                       FOR THE YEAR ENDED MAY 31, 1999   FOR THE PERIOD ENDED MAY 31, 1998
                                                       -------------------------------   ---------------------------------

                                                         CLASS A            CLASS B        CLASS A(2)         CLASS B(3)
                                                         --------------------------        -----------------------------
Net asset value, beginning of period                      $10.82             $10.83          $10.00             $ 9.30
------------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)                             (0.01)             (0.07)           0.04               0.05
  Net gain on securities (realized and unrealized)          0.10               0.08            0.79               1.48
------------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                       0.09               0.01            0.83               1.53
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
  Dividends from net investment income                     (0.04)             (0.01)          (0.01)             (0.00)
------------------------------------------------------------------------------------------------------------------------------------
     Total distributions                                   (0.04)             (0.01)          (0.01)             (0.00)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $10.87             $10.83          $10.82             $10.83
====================================================================================================================================

TOTAL RETURN                                                0.84%(1)           0.10%(1)        8.28%(1,4)        16.45%(1,4)
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)                    $1,127             $   42          $  276             $    1
  Ratio of expenses to average net assets                   1.68%              2.43%           1.39%(5)           2.08%(5)
  Ratio of net investment income/(loss) to
     average net assets                                    (0.04)%            (0.80)%          1.49%(5)           0.59%(5)
  Ratio of expenses to average net assets
     before fee waivers                                     1.68%              2.43%           1.47%(5)           2.14%(5)
  Ratio of net investment income/(loss) to average
     net assets before fee waivers                         (0.04)%            (0.80)%          1.41%(5)           0.53%(5)
  Portfolio turnover rate                                     78%                78%             28%                28%

(1) Total return excludes sales charge.
(2) Class A commenced operations on August 1, 1997.
(3) Class B commenced operations on January 6, 1998.
(4) Returns are for the period indicated and have not been annualized.
(5) Annualized.



92 PROSPECTUS

FINANCIAL HIGHLIGHTS
================================================================================

ARMADA SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout Each Period

                                                         FOR THE YEAR ENDED MAY 31,                 FOR THE PERIOD ENDED MAY 31,
                                                ---------------------------------------------    --------------------------------
                                                         1999                   1998               1997       1996      1995
                                                ---------------------------------------------    --------------------------------
                                                 CLASS A     CLASS B     CLASS A   CLASS B(4)    CLASS A    CLASS A   CLASS A(1)
                                                ---------------------------------------------    --------------------------------

Net asset value, beginning of period             $ 15.47      $15.42     $ 14.95     $15.28       $12.94     $11.26     $10.16
------------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)                      0.06       (0.03)       0.01       0.00         0.08       0.06       0.07
  Net gain/(loss) on securities
     (realized and unrealized)                     (0.85)      (0.87)       2.84       0.14         2.83       2.37       1.11
------------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations              (0.79)      (0.90)       2.85       0.14         2.91       2.43       1.18
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
  Dividends from net investment income             (0.04)      (0.00)      (0.04)     (0.00)       (0.05)     (0.06)     (0.04)
  Dividends in excess of net investment income     (0.00)      (0.00)      (0.00)     (0.00)       (0.00)     (0.02)     (0.00)
  Distributions from net realized capital gains    (1.33)      (1.33)      (2.29)     (0.00)       (0.85)     (0.67)     (0.04)
------------------------------------------------------------------------------------------------------------------------------------
     Total distributions                           (1.37)      (1.33)      (2.33)     (0.00)       (0.90)     (0.75)     (0.08)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $ 13.31      $13.19     $ 15.47     $15.42       $14.95     $12.94     $11.26
====================================================================================================================================

TOTAL RETURN                                       (4.38)%(3)  (5.13)%(3)  19.51%(3)  19.12%(2,3)  23.26%(3)  22.28%(3)  14.80%(3,5)
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)           $11,542      $  515     $10,634     $   61       $4,929     $4,702     $3,567
  Ratio of expenses to average net assets           1.38%       2.08%       1.23%      1.92%(2)     1.22%      1.30%      1.34%(2)
  Ratio of net investment income/(loss) to
     average net assets                             0.44%      (0.26)%      0.19%     (0.48)%(2)    0.57%      0.58%      1.09%(2)
  Ratio of expenses to average net assets
     before fee waivers                             1.38%       2.08%       1.23%      1.92%(2)     1.22%      1.32%      1.38%(2)
  Ratio of net investment income/(loss) to
     average net assets before fee waivers          0.44%      (0.26)%      0.19%     (0.48)%(2)    0.51%      0.56%      1.05%(2)
  Portfolio turnover rate                             79%         79%         89%        89%          64%       106%        69%


(1) Class A commenced operations on August 15, 1994.
(2) Annualized.
(3) Total return excludes sales charge.
(4) Class B commenced operations on January 6, 1998.
(5) Returns are for the period indicated and have not been annualized.

93 PROSPECTUS

FINANCIAL HIGHLIGHTS
================================================================================

ARMADA SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout Each Period

                                                                  FOR THE YEAR ENDED MAY 31, 1999  FOR THE PERIOD ENDED MAY 31, 1998
                                                                  -------------------------------  --------------------------------
                                                                     CLASS A           CLASS B       CLASS A(3)       CLASS B(4)
                                                                  -------------------------------  --------------------------------

Net asset value, beginning of period                                $ 11.68           $ 11.66         $10.00            $10.64
------------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)                                        (0.05)(6)         (0.10)(6)       0.01             (0.01)
  Net gain/(loss) on securities (realized and unrealized)             (1.41)            (1.44)          1.71              1.03
------------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                                 (1.46)            (1.54)          1.72              1.02
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
  Dividends from net investment income                                (0.00)            (0.00)         (0.01)            (0.00)
  Distributions from net realized capital gains                       (0.11)            (0.11)         (0.03)            (0.00)
------------------------------------------------------------------------------------------------------------------------------------
     Total distributions                                              (0.11)            (0.11)         (0.04)            (0.00)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 10.11           $ 10.01         $11.68            $11.66
====================================================================================================================================
TOTAL RETURN                                                         (12.54)%(1)       (13.26)%(1)     17.18%(1,2)        9.59%(1,2)
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)                              $ 1,089           $   139         $  331            $    1
  Ratio of expenses to average net assets                              1.51%             2.23%          1.23%(5)          1.92%(5)
  Ratio of net investment income/(loss) to average net assets         (0.51)%           (1.23)%        (0.32)%(5)        (0.87)%(5)
  Ratio of expenses to average net assets before fee waivers           1.51%             2.23%          1.34%(5)          3.06%(5)
  Ratio of net investment income/(loss) to average
     net assets before fee waivers                                    (0.51)%           (1.23)%        (0.43)%(5)        (2.01)%(5)
  Portfolio turnover rate                                               159%              159%            31%               31%


(1) Total return excludes sales charge.
(2) Returns are for the period indicated and have not been annualized.
(3) Class A commenced operations on August 1, 1997.
(4) Class B commenced operations on January 6, 1998.
(5) Annualized.
(6) Calculated based upon average shares outstanding.


94 PROSPECTUS

FINANCIAL HIGHLIGHTS
================================================================================

ARMADA EQUITY GROWTH FUND
--------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout Each Period

                                                                                 FOR THE YEAR ENDED MAY 31,
                                               -----------------------------------------------------------------------------------
                                                         1999                   1998                1997         1996      1995
                                               -----------------------------------------------    --------------------------------
                                                 CLASS A      CLASS B     CLASS A   CLASS B(3)     CLASS A     CLASS A    CLASS A
                                               -----------------------------------------------    --------------------------------
Net asset value, beginning of period            $  21.35      $21.28      $ 18.67     $19.44        $18.05     $14.79     $13.68
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)                     (0.09)(4)   (0.27)(4)    (0.04)     (0.24)         0.05       0.10       0.18
  Net gain on securities
     (realized and unrealized)                      4.28        4.31         4.99       2.08          4.66       3.47       1.21
------------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations               4.19        4.04         4.95       1.84          4.71       3.57       1.39
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
  Dividends from net investment income             (0.00)      (0.00)       (0.00)     (0.00)        (0.05)     (0.10)     (0.17)
  Dividends in excess of net investment income     (0.00)      (0.00)       (0.00)     (0.00)        (0.01)     (0.02)     (0.00)
  Distributions from net realized capital gains    (0.99)      (0.99)       (2.27)     (0.00)        (4.03)     (0.19)     (0.00)
  Distributions in excess of net
     realized capital gains                        (0.00)      (0.00)       (0.00)     (0.00)        (0.00)     (0.00)     (0.11)
------------------------------------------------------------------------------------------------------------------------------------
     Total distributions                           (0.99)      (0.99)       (2.27)     (0.00)        (4.09)     (0.31)     (0.28)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $  24.55      $24.33      $ 21.35     $21.28        $18.67     $18.05     $14.79
====================================================================================================================================

TOTAL RETURN                                       19.88%(1)   19.22%(1)    28.32%(1)  27.90%(1,2)   29.24%(1)  24.34%(1)  10.35%(1)
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)          $156,356      $1,400      $12,380     $   24        $6,931     $6,013     $5,974
  Ratio of expenses to average net assets           1.17%       1.88%        1.23%      1.92%(2)      1.22%      1.26%      1.27%
  Ratio of net investment income/(loss)
     to average net assets                         (0.36)%     (1.07)%      (0.26)%    (0.92)%(2)     0.25%      0.60%      1.23%
  Ratio of expenses to average net assets
     before fee waivers                             1.17%       1.88%        1.23%      1.92%(2)      1.22%      1.28%      1.28%
  Ratio of net investment income/(loss) to
     average net assets before fee waivers         (0.36)%     (1.07)%      (0.26)%    (0.92)%(2)     0.25%      0.58%      1.22%
  Portfolio turnover rate                             57%         57%         260%       260%          197%        74%        17%

(1) Total return excludes sales charge.
(2) Annualized.
(3) Class B commenced operations on January 6, 1998.
(4) Calculated based upon average shares outstanding.

95 PROSPECTUS

FINANCIAL HIGHLIGHTS
================================================================================

ARMADA TAX MANAGED EQUITY FUND
--------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout Each Period

                                                                FOR THE YEAR ENDED MAY 31, 1999  FOR THE PERIOD ENDED MAY 31, 1998
                                                                -------------------------------  ---------------------------------
                                                                    CLASS A           CLASS B     CLASS A(2)        CLASS B(3)
                                                                -------------------------------  ---------------------------------
Net asset value, beginning of period                                $ 9.93            $ 9.93       $ 10.10           $ 10.21
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                               0.04             (0.02)        (0.00)            (0.00)
  Net gain/(loss) on securities (realized and unrealized)             2.24              2.23         (0.17)            (0.28)
------------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                                 2.28              2.21         (0.17)            (0.28)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
  Dividends from net investment income                               (0.04)            (0.01)        (0.00)            (0.00)
  Distributions from net realized capital gains                      (0.01)            (0.01)        (0.00)            (0.00)
------------------------------------------------------------------------------------------------------------------------------------
     Total distributions                                             (0.05)            (0.02)        (0.00)            (0.00)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $12.16            $12.12       $  9.93           $  9.93
====================================================================================================================================
TOTAL RETURN                                                         23.03%(1)         22.31%(1)    (23.63%)(1,4)     (32.24%)(1,4)
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)                              $7,353            $5,377       $    10           $    85
  Ratio of expenses to average net assets                             1.09%             1.79%         0.54%(4)          1.23%(4)
  Ratio of net investment income/(loss) to average net assets         0.11%            (0.59%)        0.63%(4)          0.43%(4)
  Ratio of expenses to average net assets before fee waivers          1.27%             1.97%         1.24%(4)          1.98%(4)
  Ratio of net investment income/(loss) to average net
     assets before fee waivers                                       (0.07%)           (0.77%)       (0.07%)(4)         1.18%(4)
  Portfolio turnover rate                                                5%                5%            0%                0%

(1) Total return excludes sales charge.
(2) Class A commenced operations on May 11, 1998.
(3) Class B commenced operations on May 4, 1998.
(4) Annualized.


96 PROSPECTUS

                                                            FINANCIAL HIGHLIGHTS
================================================================================

ARMADA CORE EQUITY FUND
--------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout Each Period

                                                             FOR THE YEAR ENDED MAY 31, 1999     FOR THE PERIOD ENDED MAY 31, 1998
                                                             -------------------------------     ---------------------------------
                                                                CLASS A           CLASS B           CLASS A(3)        CLASS B(4)
                                                             -------------------------------     ---------------------------------
Net asset value, beginning of period                             $11.34            $11.33            $10.00            $10.25
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)                                    (0.05)(6)         (0.16)(6)          0.04              0.00
  Net gain on securities (realized and unrealized)                 2.93              2.97              1.34              1.08
------------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                              2.88              2.81              1.38              1.08
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
  Dividends from net investment income                            (0.00)            (0.00)            (0.04)            (0.00)
  Distributions from net realized capital gains                   (0.51)            (0.51)            (0.00)            (0.00)
------------------------------------------------------------------------------------------------------------------------------------
     Total distributions                                          (0.51)            (0.51)            (0.04)            (0.00)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $13.71            $13.63            $11.34            $11.33
====================================================================================================================================
TOTAL RETURN                                                      25.78%(1)         25.17%(1)         13.85%(1,2)       10.54%(1,2)
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)                           $1,731            $1,106            $  408            $    2
  Ratio of expenses to average net assets                          1.23%             1.94%             1.14%(5)          1.83%(5)
  Ratio of net investment income/(loss) to average net assets     (0.40)%           (1.11%)            0.14%(5)         (0.51)%(5)
  Ratio of expenses to average net assets before fee waivers       1.23%             1.94%             1.30%(5)          2.00%(5)
  Ratio of net investment income/(loss) to average
     net assets before fee waivers                                (0.40)%           (1.11%)            0.04%(5)         (0.50)%(5)
 Portfolio turnover rate                                             43%               43%               60%               60%

(1) Total return excludes sales charge.
(2) Returns are for the period indicated and have not been annualized.
(3) Class A commenced operations on August 1, 1997.
(4) Class B commenced operations on January 6, 1998.
(5) Annualized.
(6) Calculated based upon average shares outstanding.

97 PROSPECTUS

FINANCIAL HIGHLIGHTS
================================================================================

ARMADA EQUITY INDEX FUND
--------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout Each Period

                                                                                 FOR THE PERIOD ENDED MAY 31, 1999
                                                                                 ---------------------------------
                                                                                          CLASS A(1)
                                                                                 ---------------------------------

Net asset value, beginning of period                                                       $9.09
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                                     0.07
  Net gain on securities (realized and unrealized)                                          2.18
-------------------------------------------------------------------------------------------------------------------
     Total from investment operations                                                       2.25
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
  Dividends from net investment income                                                     (0.05)
-------------------------------------------------------------------------------------------------------------------
     Total distributions                                                                   (0.05)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                            $11.29
===================================================================================================================

TOTAL RETURN                                                                               24.83%(2,3)
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)                                                    $3,892
  Ratio of expenses to average net assets                                                   0.36%(4)
  Ratio of net investment income to average net assets                                      1.22%(4)
  Ratio of expenses to average net assets before fee waivers                                0.71%(4)
  Ratio of net investment income to average net assets before fee waivers                   0.87%(4)
  Portfolio turnover rate                                                                      9%

(1)Class A commenced operations on October 15, 1998.
(2)Total return excludes sales charge.
(3)Returns are for the period indicated and have not been annualized.
(4)Annualized.



98 PROSPECTUS

FINANCIAL HIGHLIGHTS
================================================================================

ARMADA EQUITY INCOME FUND
--------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout Each Period

                                                                                                                    For the Period
                                                          FOR THE YEAR ENDED MAY 31,                                 ENDED MAY 31,
                                                   ---------------------------------------------------------------------------------
                                                          1999                   1998               1997      1996      1995
------------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A    CLASS B     CLASS A   CLASS B(4)    CLASS A    CLASS A  CLASS A(1)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $ 17.51     $17.54      $14.86     $16.28       $12.65     $11.01    $10.26
------------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
  Net investment income                               0.21       0.17        0.26       0.46         0.31       0.33      0.26
  Net gain on securities (realized and unrealized)    1.55       1.39        3.41       0.86         2.68       1.77      0.75
------------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                 1.76       1.56        3.67       1.32         2.99       2.10      1.01
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
  Dividends from net investment income               (0.23)     (0.16)      (0.29)     (0.06)       (0.27)     (0.32)    (0.26)
  Distributions from net realized capital gains      (0.25)     (0.25)      (0.73)     (0.00)       (0.51)     (0.14)    (0.00)
------------------------------------------------------------------------------------------------------------------------------------
     Total distributions                             (0.48)     (0.41)      (1.02)     (0.06)       (0.78)     (0.46)    (0.26)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $ 18.79     $18.69      $17.51     $17.54       $14.86     $12.65    $11.01
====================================================================================================================================

Total Return                                         10.40%(3)   9.14%(3)   25.41%(3)  25.58%(2,3)  24.33%(3)  19.37%(3) 13.18%(2,3)
Ratios/Supplemental Data
  Net assets, end of period (in 000's)             $11,075     $  997      $2,151     $    3       $  410     $  263    $  125
  Ratio of expenses to average net assets             1.18%      1.89%       1.17%      1.86%(2)     1.26%      1.31%     1.41%(2)
  Ratio of net investment income to
     average net assets                               1.82%      1.11%       1.62%      0.68%(2)     2.17%      2.75%     3.45%(2)
  Ratio of expenses to average net assets
     before fee waivers                               1.18%      1.89%       1.17%      1.86%(2)     1.26%      1.32%     1.45%(2)
  Ratio of net investment income to average
     net assets before fee waivers                    1.82%      1.11%       1.62%      0.68%(2)     2.17%      2.74%     3.40%(2)
  Portfolio turnover rate                               19%        19%         18%        18%          35%        53%       12%

(1) Class A commenced operations on August 22, 1994.
(2) Annualized.
(3) Total return excludes sales charge.
(4) Class B commenced operations on January 6, 1998.

99 PROSPECTUS

FINANCIAL HIGHLIGHTS
================================================================================

ARMADA BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout Each Period

                                                                            FOR THE YEAR ENDED MAY 31, 1999
                                                                            -------------------------------
                                                                              CLASS A(3)         CLASS B(4)
                                                                            -------------------------------

Net asset value, beginning of period                                           $ 9.74             $ 9.82
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                          0.14               0.10
  Net gain on securities (realized and unrealized)                               0.57               0.51
-----------------------------------------------------------------------------------------------------------------
     Total from investment operations                                            0.71               0.61
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
  Dividends from net investment income                                          (0.14)             (0.10)
-----------------------------------------------------------------------------------------------------------------
     Total distributions                                                        (0.14)             (0.10)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $10.31             $10.33
=================================================================================================================
TOTAL RETURN                                                                     7.26%(1,2)         6.07%(1,2)
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)                                         $1,466             $  385
  Ratio of expenses to average net assets                                        1.31%(5)           2.02%(5)
  Ratio of net investment income to average net assets                           2.50%(5)           1.29%(5)
  Ratio of expenses to average net assets before fee waivers                     1.31%(5)           2.02%(5)
  Ratio of investment income to average net assets before fee waivers            2.50%(5)           1.29%(5)
  Portfolio turnover rate                                                         116%               116%

(1) Total return excludes sales charge.
(2) Returns are for the period indicated and have not been annualized.
(3) Class A commenced operations on July 31, 1998.
(4) Class B commenced operations on November 11, 1998.
(5) Annualized.

100 PROSPECTUS

FINANCIAL HIGHLIGHTS
================================================================================

ARMADA TOTAL RETURN ADVANTAGE FUND
--------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout Each Period

                                                                           FOR THE YEAR ENDED MAY 31,
                                                             ----------------------------------------------------  FOR THE PERIOD
                                                                1999          1998          1997          1996    ENDED MAY 31, 1995
                                                             ---------------------------------------------------- ------------------
                                                               CLASS A       CLASS A       CLASS A       CLASS A      CLASS A(1)
                                                             ---------------------------------------------------- ------------------
Net asset value, beginning of period                            $10.25        $ 9.89        $ 9.87        $10.54        $10.16
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                           0.56          0.61          0.64          0.62(5)       0.49(5)
  Net gain/(loss) on securities (realized and unrealized)        (0.23)         0.36          0.16         (0.22)         0.40
------------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                             0.33          0.97          0.80          0.40          0.89
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
  Dividends from net investment income                           (0.56)        (0.61)        (0.64)        (0.62)        (0.49)
  Dividends in excess of net investment income                   (0.00)        (0.00)        (0.00)        (0.14)        (0.02)
  Distributions from net realized capital gains                  (0.04)        (0.00)        (0.00)        (0.31)        (0.00)
  Distributions in excess of net realized capital gains          (0.00)        (0.00)        (0.14)        (0.00)        (0.00)
------------------------------------------------------------------------------------------------------------------------------------
     Total distributions                                         (0.60)        (0.61)        (0.78)        (1.07)        (0.51)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 9.98        $10.25        $ 9.89        $ 9.87        $10.54
====================================================================================================================================

TOTAL RETURN                                                      3.18%(3)     10.08%(3)      8.35%(3)      3.74%(3)     12.65%(3,4)
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)                          $4,686        $  640        $2,186        $2,040        $  106
  Ratio of expenses to average net assets                         0.69%         0.54%         0.41%         0.36%         0.31%(2)
  Ratio of net investment income to average net assets            5.48%         6.14%         6.46%         6.12%         6.92%(2)
  Ratio of expenses to average net assets
     before fee waivers                                           0.89%         0.97%         0.96%         0.89%         0.87%(2)
  Ratio of net investment income to average
     net assets before fee waivers                                5.28%         5.71%         5.91%         5.59%         6.36%(2)
  Portfolio turnover rate                                          142%          170%          169%          268%          166%

(1) Class A commenced operations on September 6, 1994.
(2) Annualized.
(3) Total return excludes sales charge.
(4) Total returns have been annualized based upon the period from each Class' commencement date through May 31, 1995. Gross total returns of Class A for the period were 9.14%.
(5) Calculated based upon average shares outstanding.

101 PROSPECTUS

FINANCIAL HIGHLIGHTS
================================================================================

ARMADA BOND FUND
--------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout Each Period

                                                                  FOR THE YEAR ENDED MAY 31,
                                                --------------------------------------------------------
                                                       1999                   1998                1997
                                                ---------------------------------------------------------
                                                CLASS A    CLASS B     CLASS A    CLASS B(6)   CLASS A(4)
                                                -----------------------------------------------------------
Net asset value, beginning of period             $10.27     $10.26      $10.02      $10.35       $ 9.97
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                            0.54       0.47        0.56        0.47         0.41
  Net gain/(loss) on securities
     (realized and unrealized)                    (0.15)     (0.15)       0.25       (0.09)        0.13
-----------------------------------------------------------------------------------------------------------
     Total from investment operations              0.39       0.32        0.81        0.38         0.54
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
  Dividends from net investment income            (0.54)     (0.47)      (0.56)      (0.47)       (0.41)
  Distributions from net realized capital gains   (0.14)     (0.14)      (0.00)      (0.00)       (0.00)
  Distributions in excess of net realized
     capital gains                                (0.00)     (0.00)      (0.00)      (0.00)       (0.08)
-----------------------------------------------------------------------------------------------------------
     Total distributions                          (0.68)     (0.61)      (0.56)      (0.47)       (0.49)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $ 9.98     $ 9.97      $10.27      $10.26       $10.02
===========================================================================================================

TOTAL RETURN                                       3.77%(5)   3.06%(5)    8.29%(5)    8.36%(1,5)   7.22%(1,5)
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)           $2,804     $  725      $  161      $    1       $   23
  Ratio of expenses to average net assets          0.96%      1.66%       1.05%       1.74%(1)     1.07%(1)
  Ratio of net investment income to
     average net assets                            5.18%      4.48%       5.52%       2.71%(1)     5.64%(1)
  Ratio of expenses to average net
     assets before fee waivers                     0.96%      1.66%       1.05%       1.74%(1)     1.07%(1)
  Ratio of net investment income to
     average net assets before fee waivers         5.18%      4.48%       5.52%       2.71%(1)     5.64%(1)
  Portfolio turnover rate                           270%       270%        220%        220%          96%




                                                   FOR THE           FOR THE           FOR THE
                                                 PERIOD ENDED       YEAR ENDED       PERIOD ENDED
                                                MAY 31, 1996(3)  APRIL 30, 1996(3)  APRIL 30, 1995(3)
                                                -----------------------------------------------------
Net asset value, beginning of period               $ 10.04            $ 10.02           $ 10.00
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                               0.05               0.64              0.44
  Net gain/(loss) on securities
     (realized and unrealized)                       (0.07)              0.07              0.02
-----------------------------------------------------------------------------------------------------
     Total from investment operations                (0.02)              0.71              0.46
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
  Dividends from net investment income               (0.05)             (0.64)            (0.44)
  Distributions from net realized capital gains      (0.00)             (0.05)            (0.00)
  Distributions in excess of net realized
     capital gains                                   (0.00)             (0.00)            (0.00)
-----------------------------------------------------------------------------------------------------
     Total distributions                             (0.05)             (0.69)            (0.44)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                     $  9.97            $ 10.04           $ 10.02
=====================================================================================================

TOTAL RETURN                                         (0.19)%(2,5)        7.09%(5)          4.75%(2,5)
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)             $88,829            $89,901           $53,316
  Ratio of expenses to average net assets             0.85%(1)           0.85%             0.85%(1)
  Ratio of net investment income to
     average net assets                               5.88%(1)           6.20%             6.17%(1)
  Ratio of expenses to average net
     assets before fee waivers                        1.25%(1)           1.25%             1.33%(1)
  Ratio of net investment income to
     average net assets before fee waivers            5.48%(1)           5.80%             5.69%(1)
  Portfolio turnover rate                                2%                94%              172%



(1) Annualized.
(2) Returns are for the period indicated and have not been annualized.
(3) Activity for the period presented includes that of a predecessor fund through September 6, 1996. The predecessor fund commenced operations on August 10, 1994. During 1996, the predecessor fund changed its fiscal year-end from April 30 to May 31.
(4) Class A commenced operations on September 11, 1996.
(5) Total return excludes sales charge.
(6) Class B Shares commenced operations January 6, 1998.


102 PROSPECTUS

FINANCIAL HIGHLIGHTS
================================================================================

ARMADA INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout Each Period

                                                                             FOR THE YEAR ENDED MAY 31,
                                                ------------------------------------------------------------------------------------
                                                         1999                    1998               1997       1996        1995
                                                -----------------------------------------------   ----------------------------------
                                                 CLASS A     CLASS B      CLASS A   CLASS B(3)     CLASS A    CLASS A     CLASS A
                                                -----------------------------------------------   ----------------------------------
Net asset value, beginning of period              $10.63      $10.63      $10.42     $10.70        $10.35     $10.60      $10.30
------------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
  Net investment income                             0.54        0.45        0.58       0.20          0.57       0.59        0.61
  Net gain/ (loss) on securities
      (realized and unrealized)                    (0.16)      (0.15)       0.21      (0.07)         0.07      (0.23)       0.30
------------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations               0.38        0.30        0.79       0.13          0.64       0.36        0.91
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
  Dividends from net investment income             (0.54)      (0.46)      (0.58)     (0.20)        (0.57)     (0.59)      (0.61)
  Distributions from net realized capital gains    (0.06)      (0.06)      (0.00)     (0.00)        (0.00)     (0.00)      (0.00)
  Distributions in excess of net realized
     capital gains                                 (0.00)      (0.00)      (0.00)     (0.00)        (0.00)     (0.02)      (0.00)
------------------------------------------------------------------------------------------------------------------------------------
     Total distributions                           (0.60)      (0.52)      (0.58)     (0.20)        (0.57)     (0.61)      (0.61)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $10.41      $10.41      $10.63     $10.63        $10.42     $10.35      $10.60
====================================================================================================================================

TOTAL RETURN                                        3.54%(1)    2.83%(1)    7.71%(1)   7.39%(1,2)    6.36%(1)   3.44%(1)    9.26%(1)
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000s)             $5,129      $  709      $3,288     $    2        $3,720     $6,216      $5,527
  Ratio of expenses to average net assets           0.86%       1.57%       0.91%      1.60%(2)      0.96%      1.04%       1.09%
  Ratio of net investment income to
     average net assets                             4.96%       4.25%       5.48%      3.38%(2)      5.52%      5.50%       5.95%
  Ratio of expenses to average net assets
     before fee waivers                             1.00%       1.71%       1.06%      1.49%(2)      1.05%      1.06%       1.10%
  Ratio of net investment income to average
     net assets before fee waivers                  4.82%       4.11%       5.33%      3.49%(2)      5.44%      5.48%       5.94%
  Portfolio turnover rate                            256%        256%        160%       160%          217%        45%         42%

(1) Total return excludes sales charge.
(2) Annualized.
(3) Class B Shares commenced operations January 6, 1998.

103 PROSPECTUS

FINANCIAL HIGHLIGHTS
================================================================================

ARMADA GNMA FUND
--------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout Each Period

                                                        FOR THE YEAR ENDED MAY 31,
                                                 ------------------------------------------
                                                    1999           1998           1997
                                                 ------------------------------------------
                                                  CLASS A         CLASS A        CLASS A(4)

Net asset value, beginning of period              $10.36           $10.15         $10.02
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                             0.59             0.58           0.45
  Net gain/(loss) on securities
     (realized and unrealized)                     (0.20)            0.31           0.23
------------------------------------------------------------------------------------------------
     Total from investment operations               0.39             0.89           0.68
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
  Dividends from net investment income             (0.58)           (0.58)         (0.45)
  Dividends from net realized capital gains        (0.07)           (0.10)         (0.01)
  Distributions in excess of net
     realized capital gains                        (0.00)           (0.00)         (0.09)
------------------------------------------------------------------------------------------------
     Total distributions                           (0.65)           (0.68)         (0.55)
------------------------------------------------------------------------------------------------
Net asset value, end of period                    $10.10           $10.36         $10.15
================================================================================================

TOTAL RETURN                                        3.77%(5)         8.90%(5)       8.83%(1,5)
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)            $1,497           $  549         $  128
  Ratio of expenses to average net assets           1.03%            1.09%          1.12%(1)
  Ratio of net investment income to
     average net assets                             5.67%            5.54%          6.17%(1)
  Ratio of expenses to average net assets
     before fee waivers                             1.03%            1.09%          1.12%(1)
  Ratio of net investment income to average
     net assets before fee waivers                  5.67%            5.54%          6.17%(1)
  Portfolio turnover rate                             85%             291%            57%




                                                     FOR THE           FOR THE            FOR THE
                                                  PERIOD ENDED       YEAR ENDED        PERIOD ENDED
                                                 MAY 31, 1996(3)  APRIL 30, 1996(3)  APRIL 30, 1995(3)
                                                 --------------------------------------------------------
Net asset value, beginning of period                $ 10.12            $ 10.16            $ 10.00
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                0.05               0.66               0.48
  Net gain/(loss) on securities
     (realized and unrealized)                        (0.09)              0.14               0.16
---------------------------------------------------------------------------------------------------------
     Total from investment operations                 (0.04)              0.80               0.64
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
  Dividends from net investment income                (0.05)             (0.66)             (0.48)
  Dividends from net realized capital gains           (0.00)             (0.18)             (0.00)
  Distributions in excess of net
     realized capital gains                           (0.00)             (0.00)             (0.00)
---------------------------------------------------------------------------------------------------------
     Total distributions                              (0.05)             (0.84)             (0.48)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $ 10.03            $ 10.12            $ 10.16
=========================================================================================================

TOTAL RETURN                                          (0.35)%(2,5)        7.97%(5)           6.61%(2,5)
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)              $60,532            $62,161            $42,212
  Ratio of expenses to average net assets              0.85%(1)           0.85%              0.85%(1)
  Ratio of net investment income to
     average net assets                                6.33%(1)           6.30%              6.68%(1)
  Ratio of expenses to average net assets
     before fee waivers                                1.28%(1)           1.29%              1.40%(1)
  Ratio of net investment income to average
     net assets before fee waivers                     5.90%(1)           5.86%              6.13%(1)
  Portfolio turnover rate                                 1%               149%               226%


(1) Annualized.
(2) Returns are for the period indicated and have not been annualized.
(3) Activity for the period presented includes that of the predecessor fund through September 6, 1996. The predecessor fund commenced operations on August 10, 1994. During 1996, the predecessor fund changed its fiscal year-end from April 30 to May 31.
(4) Class A commenced operations on September 11, 1996.
(5) Total return excludes sales charge.


104 PROSPECTUS

FINANCIAL HIGHLIGHTS
================================================================================

ARMADA ENHANCED INCOME FUND
--------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout Each Period

                                                                       FOR THE YEAR ENDED MAY 31,
                                                            ------------------------------------------------      FOR THE PERIOD
                                                              1999        1998         1997          1996        ENDED MAY 31, 1995
                                                            ------------------------------------------------     ----------------
                                                             CLASS A     CLASS A      CLASS A      CLASS A         CLASS A(1)
                                                            ------------------------------------------------     ----------------
Net asset value, beginning of period                          $10.08      $10.00       $10.02       $10.18          $10.10
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                         0.56        0.57         0.57         0.56            0.43(5)
  Net gain/(loss) on securities  (realized and unrealized)     (0.05)       0.09         0.01        (0.05)           0.06
----------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                           0.51        0.66         0.58         0.51            0.49
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
  Dividends from net investment income                         (0.55)      (0.57)       (0.57)       (0.56)          (0.41)
  Dividends in excess of net investment income                  0.00       (0.00)       (0.00)       (0.11)          (0.00)
  Distributions of net realized capital gains                  (0.05)      (0.01)       (0.03)       (0.00)          (0.00)
----------------------------------------------------------------------------------------------------------------------------------
     Total distributions                                       (0.60)      (0.58)       (0.60)       (0.67)          (0.41)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 9.99      $10.08       $10.00       $10.02          $10.18
==================================================================================================================================
TOTAL RETURN                                                    4.94%(3)    6.68%(3)     5.91%(3)     5.13%(3)        6.84%(2,3,4)
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)                        $  550      $  559       $2,051       $1,718          $2,547
  Ratio of expenses to average net assets                       0.53%       0.41%        0.31%        0.33%           0.32%(2)
  Ratio of net investment income to average net assets          5.39%       5.65%        5.63%        5.55%           5.89%(2)
  Ratio of expenses to average net assets
     before fee waivers                                         0.75%       0.80%        0.75%        0.80%           0.79%(2)
  Ratio of net investment income to average net
     assets before fee waivers                                  5.17%       5.26%        5.18%        5.08%           5.42%(2)
  Portfolio turnover rate                                        190%        135%         225%          98%             36%

(1) Class A commenced operations on September 9, 1994.
(2) Annualized.
(3) Total return excludes sales charge.
(4) Total returns have been annualized based upon the period from the commencement date through May 31, 1995. Gross total returns of Class A for the period were 4.92%.
(5) Calculation based upon average shares outstanding.

105 PROSPECTUS

FINANCIAL HIGHLIGHTS
================================================================================

ARMADA OHIO TAX EXEMPT BOND FUND
--------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout Each Period

                                                                                     FOR THE YEAR ENDED MAY 31,
                                                           -------------------------------------------------------------------------
                                                             1999        1998         1997               1996              1995
                                                           -------------------------------------------------------------------------
                                                            CLASS A     CLASS A      CLASS A            CLASS A           CLASS A
                                                           -------------------------------------------------------------------------
Net asset value, beginning of period                        $11.09       $10.82       $10.66            $10.70            $10.53
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                       0.52         0.51         0.51              0.50              0.50
  Net gain/(loss) on securities (realized and unrealized)    (0.08)        0.28         0.16             (0.04)             0.17
------------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                         0.44         0.79         0.67              0.46              0.67
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
  Dividends from net investment income                       (0.52)       (0.51)       (0.51)            (0.50)            (0.50)
  Distributions from net realized capital gains              (0.01)       (0.01)       (0.00)            (0.00)            (0.00)
------------------------------------------------------------------------------------------------------------------------------------
     Total distributions                                     (0.53)       (0.52)       (0.51)            (0.50)            (0.50)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $11.00       $11.09       $10.82            $10.66            $10.70
====================================================================================================================================
TOTAL RETURN                                                  3.93%(1)     7.39%(1)     6.38%(1)          4.35%(1)          6.64%(1)
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)                      $4,808       $4,037       $3,535            $2,869            $3,168
  Ratio of expenses to average net assets                     0.38%        0.25%        0.24%             0.26%             0.24%
  Ratio of net investment income to average net assets        4.67%        4.59%        4.71%             4.68%             4.82%
  Ratio of expenses to average net assets
     before fee waivers                                       0.88%        0.80%        0.79%             0.83%             0.78%
  Ratio of net investment income to average
     net assets before fee waivers                            4.17%        4.04%        4.16%             4.11%             4.27%
  Portfolio turnover rate                                       19%          15%          23%               10%                3%

(1)Total return excludes sales charge.

106 PROSPECTUS

FINANCIAL HIGHLIGHTS
================================================================================

ARMADA PENNSYLVANIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
For a Portfolio Share Outstanding Throughout Each Period

                                                            FOR THE YEAR ENDED MAY 31,
                                                    -----------------------------------------
                                                       1999           1998          1997
                                                    -----------------------------------------
                                                     CLASS A         CLASS A      CLASS A(4)
                                                    --------------------------------------------
Net asset value, beginning of period                  $10.45         $10.22         $10.13
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                 0.48           0.45           0.31
  Net gain/(loss) on securities
     (realized and unrealized)                         (0.04)          0.24           0.12
------------------------------------------------------------------------------------------------
     Total from investment operations                   0.44           0.69           0.43
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
  Dividends from net investment income                 (0.48)         (0.45)         (0.31)
  Distributions from net realized capital gains        (0.01)         (0.00)         (0.02)
  Distributions in excess of net
     realized capital gains                            (0.00)         (0.01)         (0.01)
------------------------------------------------------------------------------------------------
     Total distributions                               (0.49)         (0.46)         (0.34)
------------------------------------------------------------------------------------------------
Net asset value, end of period                        $10.40         $10.45         $10.22
================================================================================================

TOTAL RETURN                                            4.21%(5)       6.84%(5)       6.13%(1,5)
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)                $  218         $  125         $   81
  Ratio of expenses to average net assets               0.58%          0.77%          0.99%(1)
  Ratio of net investment income to
     average net assets                                 4.70%          4.32%          4.26%(1)
  Ratio of expenses to average net assets
     before fee waivers                                 0.93%          0.94%          1.00%(1)
  Ratio of net investment income to average
     net assets before fee waivers                      4.35%          4.15%          4.25%(1)
  Portfolio turnover rate                                 15%            20%            42%




                                                       FOR THE            FOR THE             FOR THE
                                                    PERIOD ENDED        YEAR ENDED         PERIOD ENDED
                                                   MAY 31, 1996(3)    APRIL 30, 1996(3)  APRIL 30, 1995(3)
                                                   ---------------------------------------------------------
Net asset value, beginning of period                   $ 10.12            $ 10.04            $ 10.00
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                   0.04               0.43               0.29
  Net gain/(loss) on securities
     (realized and unrealized)                           (0.04)              0.08               0.04
-----------------------------------------------------------------------------------------------------------
     Total from investment operations                     0.00               0.51               0.33
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
  Dividends from net investment income                   (0.04)             (0.43)             (0.29)
  Distributions from net realized capital gains          (0.00)             (0.00)             (0.00)
  Distributions in excess of net
     realized capital gains                              (0.00)             (0.00)             (0.00)
-----------------------------------------------------------------------------------------------------------
     Total distributions                                 (0.04)             (0.43)             (0.29)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $ 10.08            $ 10.12            $ 10.04
===========================================================================================================

TOTAL RETURN                                             (0.03)%(1,5)        5.06%(5)           3.38%(2,5)
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)                 $38,733            $38,809            $34,638
  Ratio of expenses to average net assets                 0.85%(1)           0.85%              0.85%(1)
  Ratio of net investment income to
     average net assets                                   4.32%(1)           4.16%              4.05%(1)
  Ratio of expenses to average net assets
     before fee waivers                                   1.31%(1)           1.24%              1.36%(1)
  Ratio of net investment income to average
     net assets before fee waivers                        3.86%(1)           3.77%              3.54%(1)
  Portfolio turnover rate                                    0%                22%                 4%


(1) Annualized.
(2) Returns are for the period indicated and have not been annualized.
(3) Activity for the period presented includes that of the predecessor fund through September 6, 1996. The predecessor fund commenced operations on August 10, 1994. During 1996, the predecessor fund changed its fiscal year end from April 30 to May 31.
(4) Class A commenced operations on September 11, 1996.
(5) Total return excludes sales charge.

107 PROSPECTUS

FINANCIAL HIGHLIGHTS
================================================================================

ARMADA NATIONAL TAX EXEMPT BOND FUND
--------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout Each Period

                                                                                 FOR THE YEAR ENDED MAY 31, 1999
                                                                                ---------------------------------
                                                                                CLASS A(2)             CLASS B(5)
                                                                                ---------------------------------

Net asset value, beginning of period                                            $   10.04              $   10.23
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                              0.41                   0.13
  Net gain/(loss) on securities (realized and unrealized)                           (0.04)                 (0.26)
-------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                                                0.37                  (0.13)
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
  Dividends from net investment income                                              (0.41)                 (0.14)
  Distribution from net realized capital gains                                      (0.03)                 (0.00)
-------------------------------------------------------------------------------------------------------------------------
     Total distributions                                                            (0.44)                 (0.14)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $    9.97              $    9.96
=========================================================================================================================

TOTAL RETURN                                                                         3.67%(3,4)            (1.22)%(3,4)
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)                                          $   4,205              $     275
  Ratio of expenses to average net assets                                            0.46%(1)               1.17%(1)
  Ratio of net investment income to average net assets                               4.29%(1)               3.58%(1)
  Ratio of expenses to average net assets before fee waivers                         0.97%(1)               1.68%(1)
  Ratio of net investment income to average net assets before fee waivers            3.78%(1)               3.07%(1)
  Portfolio turnover rate                                                              23%                    23%

(1) Annualized.
(2) Class A commenced operations on June 19, 1998.
(3) Total return excludes sales charge.
(4) Returns are for the period indicated and have not been annualized.
(5) Class B commenced operations on January 29, 1999.

108 PROSPECTUS

FINANCIAL HIGHLIGHTS
================================================================================

ARMADA OHIO MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout Each Period

                                                                    FOR THE PERIOD ENDED MAY 31, 1999
                                                                    ---------------------------------
                                                                               CLASS A(1)
                                                                    ---------------------------------

Net asset value, beginning of period                                            $  1.00
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                            0.02
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
  Dividends from net investment income                                            (0.02)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $  1.00
=====================================================================================================

TOTAL RETURN                                                                       1.50%(2)
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)                                          $11,019
  Ratio of expenses to average net assets                                          0.50%(3)
  Ratio of net investment income to average net assets                             2.62%(3)
  Ratio of expenses to average net assets before fee waivers                       0.70%(3)
  Ratio of net investment income to average net assets before fee waivers          2.42%(3)

(1)Class A commenced operations on November 2, 1998.
(2)Returns are for the period indicated and have not been annualized.
(3)Annualized.

109 PROSPECTUS

FINANCIAL HIGHLIGHTS
================================================================================

ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout Each Period

                                                         FOR THE YEAR ENDED MAY 31,
                                                ----------------------------------------------
                                                  1999             1998           1997
                                                ----------------------------------------------
                                                 CLASS A          CLASS A        CLASS A(4)
                                                ------------------------------------------------
Net asset value, beginning of period              $  1.00         $  1.00         $  1.00
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                              0.03            0.03            0.02
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
  Dividends from net investment income              (0.03)          (0.03)          (0.02)
------------------------------------------------------------------------------------------------
Net asset value, end of period                    $  1.00         $  1.00         $  1.00
================================================================================================

TOTAL RETURN                                         2.76%           3.29%           3.18%(1)
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)            $53,822         $33,375         $20,830
  Ratio of expenses to average net assets            0.49%           0.46%           0.46%(1)
  Ratio of net investment income to
     average net assets                              2.67%           3.23%           3.27%(1)
  Ratio of expenses to average net assets
     before fee waivers                              0.74%           0.71%           0.71%(1)
  Ratio of net investment income to average
     net assets before fee waivers                   2.42%           2.98%           3.02%(1)



                                                   FOR THE            FOR THE           FOR THE
                                                 PERIOD ENDED        YEAR ENDED        PERIOD ENDED
                                                MAY 31, 1996(3)   APRIL 30, 1996(3)  APRIL 30, 1995(3)
                                                ------------------------------------------------------
Net asset value, beginning of period                $  1.00            $  1.00         $  1.00
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                0.00               0.03            0.02
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
  Dividends from net investment income                (0.00)             (0.03)          (0.02)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                      $  1.00            $  1.00         $  1.00
=====================================================================================================

TOTAL RETURN                                           0.28%(2)           3.36%           2.32%(2)
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)              $68,742            $70,422         $56,668
  Ratio of expenses to average net assets              0.55%(1)           0.55%           0.55%(1)
  Ratio of net investment income to
     average net assets                                3.24%(1)           3.29%           3.21%(1)
  Ratio of expenses to average net assets
     before fee waivers                                0.97%(1)           0.96%           1.04%(1)
  Ratio of net investment income to average
     net assets before fee waivers                     2.82%(1)           2.88%           2.72%(1)

(1) Annualized.
(2) Returns are for the period indicated and have not been annualized.
(3) Activity for the period presented includes that of the predecessor fund through September 6, 1996. The predecessor fund commenced operations on August 10, 1994. During 1996, the predecessor fund changed its fiscal year end from April 30 to May 31.
(4) Class A commenced operations on September 11, 1996.

110 PROSPECTUS

FINANCIAL HIGHLIGHTS
================================================================================

ARMADA TAX EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout Each Period

                                                                              FOR THE YEAR ENDED MAY 31,
                                                              -----------------------------------------------------------
                                                                1999         1998         1997        1996        1995
                                                              -----------------------------------------------------------
                                                               CLASS A      CLASS A      CLASS A     CLASS A     CLASS A
                                                              -----------------------------------------------------------
Net asset value, beginning of period                           $   1.00     $   1.00     $  1.00     $  1.00     $  1.00
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                            0.03         0.03        0.03        0.03        0.03
--------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
  Dividends from net investment income                            (0.03)       (0.03)      (0.03)      (0.03)      (0.03)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $   1.00     $   1.00     $  1.00     $  1.00     $  1.00
==========================================================================================================================

TOTAL RETURN                                                       2.85%        3.27%       3.12%       3.29%       3.04%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)                         $190,469     $132,548     $71,917     $85,928     $51,916
  Ratio of expenses to average net assets                          0.44%        0.42%       0.39%       0.40%       0.46%
  Ratio of net investment income to average net assets             2.78%        3.20%       3.08%       3.23%       3.17%
  Ratio of expenses to average net assets before fee waivers       0.64%        0.62%       0.59%       0.61%       0.67%
  Ratio of net investment income to average
     net assets before fee waivers                                 2.58%        3.00%       2.88%       3.02%       2.96%

111 PROSPECTUS

FINANCIAL HIGHLIGHTS
================================================================================

ARMADA MONEY MARKET FUND
--------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout Each Period

                                                                              FOR THE YEAR ENDED MAY 31,
                                              --------------------------------------------------------------------------------
                                                        1999                1998                 1997      1996        1995
                                              ---------------------------------------------    -------------------------------
                                                CLASS A     CLASS B   CLASS A    CLASS B(1)    CLASS A    CLASS A     CLASS A
                                              ---------------------------------------------    -------------------------------
Net asset value, beginning of period          $     1.00     $ 1.00   $   1.00     $ 1.00      $   1.00   $   1.00    $   1.00
---------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
  Net investment income                             0.05       0.04       0.05       0.05          0.05       0.05        0.05
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
  Dividends from net investment income             (0.05)     (0.04)     (0.05)     (0.05)        (0.05)     (0.05)      (0.05)
Net asset value, end of period                $     1.00     $ 1.00   $   1.00     $ 1.00      $   1.00   $   1.00    $   1.00
=================================================================================================================================

TOTAL RETURN                                        4.82%      4.21%      5.26%      5.04%(2)      5.09%      5.35%       5.01%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)        $1,360,644     $   27   $696,893     $    5      $346,172   $343,087    $175,192
  Ratio of expenses to average net assets           0.56%      1.27%      0.51%      1.22%(2)      0.47%      0.47%       0.47%
  Ratio of net investment income to
     average net assets                             4.68%      3.97%      5.14%      4.39%(2)      4.97%      5.18%       5.12%
  Ratio of expenses to average net assets
     before fee waivers                             0.66%      1.37%      0.61%      1.27%(2)      0.57%      0.58%       0.58%
  Ratio of net investment income to average
     net assets before fee waivers                  4.58%      3.87%      5.08%      4.31%(2)      4.87%      5.07%       5.01%


(1) The Money Market Fund Class B commenced operations January 5, 1998.
(2) Annualized.

112 PROSPECTUS

FINANCIAL HIGHLIGHTS
================================================================================

ARMADA GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout Each Period

                                                                               FOR THE YEAR ENDED MAY 31,
                                                               --------------------------------------------------------------
                                                                 1999        1998          1997        1996          1995
                                                               --------------------------------------------------------------
                                                                CLASS A     CLASS A       CLASS A     CLASS A      CLASS A
                                                               --------------------------------------------------------------
Net asset value, beginning of period                           $   1.00     $   1.00     $   1.00     $   1.00     $  1.00
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                            0.05         0.05         0.05         0.05        0.05
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
  Dividends from net investment income                            (0.05)       (0.05)       (0.05)       (0.05)      (0.05)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $   1.00     $   1.00     $   1.00     $   1.00     $  1.00
=============================================================================================================================

TOTAL RETURN                                                       4.70%        5.17%        5.04%        5.31%       4.87%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)                         $565,095     $247,281     $159,129     $131,194     $19,174
  Ratio of expenses to average net assets                          0.57%        0.52%        0.47%        0.46%       0.51%
  Ratio of net investment income to average net assets             4.61%        5.05%        4.93%        5.13%       5.01%
  Ratio of expenses to average net assets before fee waivers       0.67%        0.62%        0.57%        0.57%       0.63%
  Ratio of net investment income to average
     net assets before fee waivers                                 4.51%        4.95%        4.83%        5.02%       4.90%

113 PROSPECTUS

FINANCIAL HIGHLIGHTS
================================================================================

ARMADA TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout Each Period

                                                                                    FOR THE YEAR ENDED MAY 31,
                                                              ----------------------------------------------------------------------
                                                                 1999           1998         1997          1996           1995
                                                              ----------------------------------------------------------------------
                                                               CLASS A        CLASS A       CLASS A       CLASS A       CLASS A(1)
                                                              ----------------------------------------------------------------------
Net asset value, beginning of period                           $  1.00         $ 1.00        $ 1.00        $ 1.00        $ 1.00
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                           0.04           0.05          0.05          0.05          0.02
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
  Dividends from net investment income                           (0.04)         (0.05)        (0.05)        (0.05)        (0.02)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  1.00         $ 1.00        $ 1.00        $ 1.00        $ 1.00
===================================================================================================================================

TOTAL RETURN                                                      4.23%          4.82%         4.79%         4.97%         5.41%(2)
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)                         $83,020         $7,222        $5,680        $4,355        $  366
  Ratio of expenses to average net assets                         0.55%          0.51%         0.47%         0.52%         0.56%(2)
  Ratio of net investment income to average net assets            4.21%          4.71%         4.68%         4.77%         5.35%(2)
  Ratio of expenses to average net assets before fee waivers      0.60%          0.56%         0.52%         0.58%         0.63%(2)
  Ratio of net investment income to average net assets
     before fee waivers                                           4.16%          4.66%         4.63%         4.71%         5.28%(2)

(1) Class A commenced operations on December 22, 1994.
(2) Annualized.

114 PROSPECTUS

NOTES
================================================================================



115 PROSPECTUS

                               INVESTMENT ADVISER

                            National City Investment
                               Management Company
                             1900 East Ninth Street
                              Cleveland, Ohio 44114




                                   DISTRIBUTOR

                        SEI Investments Distribution Co.
                             One Freedom Valley Drive
                            Oaks, Pennsylvania 19456




                                  LEGAL COUNSEL

                           Drinker Biddle & Reath LLP
                                One Logan Square
                            18(th) and Cherry Streets
                          Philadelphia, PA 19103-6996



116 PROSPECTUS

BOARD OF TRUSTEES

ROBERT D. NEARY                              ROBERT J. FARLING
Chairman                                     Retired Chairman, President and Chief
Retired Co-Chairman, Ernst & Young                Executive Officer, Centerior Energy
Director:
Cold Metal Products, Inc.
Strategic Distribution, Inc.                 RICHARD W. FURST, DEAN
                                             Garvice D. Kincaid Professor of Finance
                                                 and Dean, Gatton College of Business
HERBERT R. MARTENS, JR.                          and Economics, University of Kentucky
President                                    Director:
Executive Vice President,                    Foam Design, Inc.
    National City Corporation                The Seed Corporation
Chairman, President and Chief Executive      Office Suites Plus, Inc.
    Officer, NatCity Investments,Inc.        ihigh.com, Inc.

LEIGH CARTER                                 GERALD L. GHERLEIN
Retired President and Chief Operating        Executive Vice President and General
    Officer, B.F. Goodrich Company                Counsel, Eaton Corporation
Director:
Kirtland Capital Corporation
Morrison Products                            J. WILLIAM PULLEN
TruSeal Technologies                         President and Chief Executive Officer,
                                                 Whayne Supply Company

JOHN F. DURKOTT
President and Chief Operating Officer,
    Kittle's Home Furnishings Center, Inc.

     The Armada Trustees also serve as the Trustees of the Parkstone Funds.


                                                             [ARMADA FUNDS LOGO]

[logo etc.]

More information about the Funds is available without charge through the following:

STATEMENT OF
ADDITIONAL INFORMATION (SAI)

The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Fund's managers about strategies, recent market conditions and trends. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:
By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston,  MA  02266-8421

By Internet:
www.armadafunds.com

FROM THE SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102



The Armada Funds' Investment Company Act registration number is 811-4416.

ARM-F-004-02000 (12/99)